                                                                Exhibit 17(b)(8)

                                Information for:

                 Special Committee of the Board of Directors of
                              [UNITED FOODS LOGO]
                               November 18, 1998
                           [J.C. Bradford & Co. LOGO]
                              330 Commerce Street
                              Nashville, TN 37201
                                 (800)522-4750

Table of Contents

           I.     Chronology of Negotiations

          II. Tankersley Group's Arguments Supporting Fairness of $3.00 per Share Offer

         III.     Counter Arguments

Chronology of Negotiations

                    Outline of Meetings with James Tankersley

         Negotiation Meeting I with James Tankersley

         Date:             October 20, 1998

         Location:         United Foods, Inc.  (Bells, TN)

         Attendees:        United Foods, Inc.      -     James Tankersley

                           Waring Cox              -     Sam Chafetz

                           Doramus, Trauger & Ney  -     Byron Trauger
                                                         Anne Arney

                           J.C. Bradford & Co.     -     Breck Walker
                                                         Forrest Shoaf
                                                         Eb LeMaster
                                                         Mark Trushel

Chronology of Negotiations

          Negotiation Meeting II with James Tankersley

          Date:        October 27, 1998

          Location:    J.C. Bradford & Co. (Nashville, TN)

          Attendees:   United Foods, Inc.         -     James Tankersley

                       Waring Cox                 -     Sam Chafetz

                       Doramus, Trauger & Ney     -     Byron Trauger
                                                        Anne Arney

                       J.C. Bradford & Co.        -     Breck Walker
                                                        Forrest Shoaf
                                                        Mindy Menzel
                                                        Eb LeMaster
                                                        Mark Trushel

Chronology of Negotiations

          Negotiation Meeting III with James Tankersley

          Date:        November 3, 1998

          Location:    J.C. Bradford & Co. (Nashville, TN)

          Attendees:   United Foods, Inc.         -     James Tankersley

                       Waring Cox                 -     Sam Chafetz

                       Doramus, Trauger & Ney     -     Byron Trauger
                                                        Anne Arney

                       J.C. Bradford & Co.        -     Breck Walker
                                                        Forrest Shoaf
                                                        Eb LeMaster
                                                        Mark Trushel
                                                        Jeremy Gunther

Arguments for Fairness of $3.00 Per Share Offer

Tankersley Group's Arguments Supporting Fairness of the $3.00/share offer

-        Poor Industry Dynamics Imply Little Future Growth and Increasing
         Competition

         The frozen food processing segment is hampered by overcapacity. In addition, the Company's customers continue to consolidate and gain additional leverage in terms of negotiating prices and services demanded. At the same time, the Company's competitors are consolidating and potentially have greater economies of scale, broader geographic coverage and a broader range of products. The net result of these trends is that a no growth scenario is reasonable, and capital expenditures need to remain at historically high levels in order to remain competitive. A discounted cash flow analysis based on these assumptions yields a share price well below $3.00 per share.

-        Willing Seller and Buyer

         Daniel Tankersley, who is very familiar with the Company, its operations, competitive position and future potential, is willing to sell his shares to the Company at $3.00 per share. He has no reason to accept a sub-market price, and his acceptance validates the price.

Arguments for Fairness of $3.00 Per Share Offer

Tankersley Group's Arguments Supporting Fairness of the $3.00/share offer

-        20% Premium to Market at Time of Offer

         $3.00 per share represented a 20% premium to the closing stock price for the prior day.

-        Current Market Price Supports $3.00 Offer

         Although the stock is thinly traded, arbitrageurs and other speculators have not moved the stock price up despite the offer.

-        Significant Stock Transactions in the Recent Past

         In July of 1997, the Company completed a tender offer for 2.5 million shares of the Class A stock and 1.5 million shares of the Class B stock, each priced at $2.50 per share. The original cash tender offer was for one million Class A and one million Class B shares, but due to demand, the size was increased. In addition, the BouPost Group, an institutional investor, sold one million shares to the Company at $2.25 per share three years ago.

Arguments for Fairness of $3.00 Per Share Offer

Tankersley Group's Arguments Supporting Fairness of the $3.00/share offer

-        AgriLink Transaction Supports Implied United Foods Multiples

         AgriLink paid a total consideration of $473 million for the Dean Foods Vegetable Company from Dean Foods (transaction closed September 24,
         1998), implying an EBITDA/enterprise value of 8.0 times. However, the Birds Eye brand and Dean's Freshlike and VegAll brands are worth considerably more than United Foods' brands. In fact, based on one source's appraisal of the Birds Eye brand at $235 million, the enterprise value of the Dean Foods transaction, less the value of the Birds Eye brand, is actually 3.8 times trailing EBITDA, without considering any synergies. Also, Agrilink's aseptic foods business that was part of the consideration paid was valued at 4.7 times EBITDA. Both of these multiples are lower than the 4.9 times EBITDA being offered by the Tankersley group, and regardless of brand value, applying the transaction's EBIT multiple yields a price for United Food's stock below $3.00. Furthermore, no other transactions are even arguably comparable.

Arguments for Fairness of $3.00 Per Share Offer

Tankersley Group's Arguments Supporting Fairness of the $3.00/share offer

-        No Financial Buyers for the Company / Liquidation Analysis

         The Tankersley group believes that there are no potential financial buyers for the Company, and if the assets were liquidated, the Company would be worth less than $3.00 per share based on reasonable discounts on inventory, receivables, fixed assets and other assets.

-        Illiquidity Discount

         An illiquidity discount should be taken into account in assessing fairness and in that sense the comparable companies are not comparable and the analysis is not relevant.

-        The Market

         The market at the present time represents the best indication of fair value. Recent higher prices and multiples should not be taken into account.

-        Litigation risk

         Litigation risk is minimal, and potential damages are inconsequential.

Counter Arguments

  Counter Arguments

-        Stock Price Levels during 1998

         During calendar 1998, United Foods' Class A and Class B shares have traded at or above $3.00 per share 63% and 70%, respectively, of the days when there was trading volume. In addition, the stock traded as high as $3.875 per share in February of 1998.

-        Traditional Mergers and Acquisitions Premiums

         Since January 1, 1996, all-cash acquisitions of public companies have typically been completed at premiums of 36%-42% relative to the targets' stock prices prior to the announcement of the offers. The $3.00 offer represents a 20% premium based on the stock's price one day before announcement. Based on the 36-42% range and prices one week and one month before the offer, the implied valuation ranges from $3.59 to $4.19 per share for the Class A shares and from $3.83 to $4.28 per share for the Class B shares.

Counter Arguments

   Counter Arguments

-        Book Value Considerations

         Based on the current offer, the company is valued at below 50% of its book value. Companies are rarely sold for such a discount to book value; furthermore, the comparable company group trades at 2.1 times book value.

-        Historical and Comparable Company EBITDA Multiples

         For the most recent 6 quarters, the Company's total market capitalization has traded on average at 5.2 times LTM earnings before interest, taxes, depreciation and amortization (EBITDA). Based on the current offer, the total capitalization of the Company represents 4.9 times LTM EBITDA, and is well below the comparable company average of
         8.6 times LTM EBITDA

Counter Arguments

   Counter Arguments

-        Market Conditions

         The offer was made on September 16, 1998 when small capitalization stock prices were very weak relative to levels earlier in the calendar year. As of market close on the day the offer was announced, the Russell 2000 was down 27% from its 1998 high, and United Foods shares were down 35% from 1998 highs for both classes of stock.

-        Discounted Cash Flow Analysis

         A discounted cash flow based on the following yields a price in excess of $3.00:
         -        Modest growth in EBITDA in the future (2.5% annually)
         -        Reduced capital expenditures
                  and/or
                  Add backs related to costs that could be potentially be reduced by an outside acquirer

                                Information for:

                 Special Committee of the Board of Directors of

                              [UNITED FOODS Logo]

                               November 18, 1998

                           [J.C. BRADFORD & CO. Logo]

                              330 Commerce Street
                              Nashville, TN 37201
                                 (800)522-4750

Table of Contents

         United Foods Valuation

          I.   Comparable Company Analysis
         II.   Comparable Transaction Analysis
        III.   Discounted Cash Flow Analysis
         IV.   Premium Analysis
          V.   Stock Price Analysis
         VI.   Trading and Equity Analysis
        VII.   Liquidation Analysis

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
                      Comparable Company Summary Valuation
                       Overall Adjusted Average Multiples
                                                                  (In thousands)

                   Price to Trailing Earnings Multiple Basis:

LTM earnings ended                                      8/31/98       $    779

Adjusted Average Multiple                                                18.49 x
                                                                      --------
Valuation                                                             $ 14,402

Valuation per Share(1)                                                $   2.11



                           LTM EBITDA Multiple Basis:

LTM EBITDA ended                                        8/31/98       $ 12,842

Adjusted Average Multiple                                                 8.22 x
                                                                      --------

                                                                       105,548

Less total debt, net of cash 8/31/98                                    42,622
                                                                      --------

Valuation                                                             $ 62,926

Valuation per Share(1)                                                $   9.24


                Price to Calendar 1998 Earnings Multiple Basis:

Estimated earnings ended                                12/31/98      $    843

Adjusted Average Multiple                                                17.80 x
                                                                      --------

Valuation                                                             $ 15,011

Valuation per Share(1)                                                $   2.20


               Price to Calendar 1999 Earnings Multiple Basis:(2)

Estimated earnings ended                                12/31/99      $    752

Adjusted Average Multiple                                                14.49 x
                                                                      --------

Valuation                                                             $ 10,900

Valuation per Share(1)                                                $   1.60


                      Equity to Book Value Multiple Basis:

Estimated book value                                    8/31/98       $ 45,518

Adjusted Average Multiple                                                 2.10 x
                                                                      --------

Valuation                                                             $ 95,660

Valuation per Share(1)                                                $  14.05


(1) Based on 6.8 million shares outstanding.
(2) Based on 0% growth, base case projection.

At an offer price of $3.00, United Foods is trading below 92% of companies in comparable group as a multiple of EBITDA and is trading below all comparable companies as a multiple of book value.

United Foods is trading above all comparable companies as a multiple of LTM EPS, Calendar 1998 EPS, and Calendar 1999 EPS.

Comparable Company Analysis

                 Price to Calendar 1999 Earnings Multiple Basis:

        Valuation Per Share (1)

        Adjusted Average Multiple             14.49x

        Projected       No Expenses        $500,000 of        $750,000 of       $1,000,000 of
        Growth Rate     Added Back         Cost Savings       Cost Savings      Cost Savings
           0.0%            $1.60              $2.15              $2.43              $2.70

           2.5%            $1.96              $2.51              $2.78              $3.06

           5.0%            $2.30              $2.86              $3.14              $3.41

(1) Based on 6.8 million shares outstanding.

Comparable Company Analysis

                           LTM EBITDA Multiple Basis:

           Valuation Per Share (1)

           Current Offer EBITDA Multiple       4.9x

              No Expenses       $500,000 of       $750,000 of      $1,000,000 of
              Added Back       Cost Savings      Cost Savings       Cost Savings
              -----------      ------------      ------------      -------------
                $3.00              $3.36            $3.54              $3.72

(1) Based on 6.8 million shares outstanding.

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
                       Comparable Company Market Multiples

                                                                                        5-Year
                                           LTM        LTM     Cal. 1998  Cal. 1999     Projected          52 Week
Company                       Ticker       End        EPS     Est. EPS   Est. EPS(1)  Growth Rate     High       Low
United Foods                   UFD.A      Aug 98      0.09      0.09        0.09           NA          4.00      2.19

Chiquita Brands Intl           CQB        Sep 98    $(0.06)    $0.81       $1.10         10.0%      $ 17.88    $ 9.50
Dean Foods Co.                 DF         Aug 98      2.62      2.64        2.92         13.8%        60.69     41.00
Fresh America Corp.            FRES       Jul 98      1.24      1.59        1.96         25.0%        27.88      9.50
Hanover Foods Corp.            3HNFSA     Aug 98     11.74        NA          NA           NA        100.00     43.50
Mccormick & Co.                MCCRK      Aug 98      1.37      1.47        1.64          9.5%        36.44     24.50
Michael Foods, Inc.            MIKL(2)    Sep 98      1.78      1.83        2.05         12.0%        31.13     19.75
Performance Food Group Co.     PFGC       Sep 98      1.15      1.23        1.47         20.0%        25.50     15.63
Seneca Foods Corp.             SENEB      Sep 98     (1.33)       NA          NA           NA         18.50     11.88
Smithfield Companies, Inc.     HAMS       Jun 98      0.46        NA          NA           NA          8.25      5.38
Smucker (Jm) Co.               SJM.A      Jul 98      1.26      1.30        1.44           NA         28.19     20.63
Sylvan, Inc.                   SYLN       Sep 98      1.03      1.04        1.25         15.0%        18.75     11.75
Tyson Foods, Inc.              TSN        Jun 98      0.73      0.93        1.41         12.0%        26.00     16.31
Vlasic Foods International     VL         Jul 98      0.51      0.74        1.14         12.0%        27.00     13.69

                                                           Based on closing stock price as of        11/13/98
                                                           --------------------------------------------------
                                                                                Price/     Price/       Cal. 1998     Cal. 1999
                                                           Price      Price/   Cal. 1998  Cal. 1999        PE /          PE /
Company                                                  per Share   LTM EPS   Est. EPS   Est. EPS     Growth Rate   Growth Rate
United Foods                                                3.00       33.3      33.3        33.4           NM            NM

Chiquita Brands Intl                                      $11.50         NM x    14.2 x      10.5 x      142.0%        104.5%
Dean Foods Co.                                             45.75       17.5      17.3        15.7        125.6%        113.5%
Fresh America Corp.                                        14.38       11.6       9.1         7.3         36.2%         29.3%
Hanover Foods Corp.                                        57.00        4.9        NA          NA           NM            NM
Mccormick & Co.                                            33.94       24.8      23.0        20.6        242.4%        217.3%
Michael Foods, Inc.                                        24.88       14.0      13.6        12.1        113.3%        101.1%
Performance Food Group Co.                                 24.63       21.4      20.0        16.8        100.1%         83.9%
Seneca Foods Corp.                                         13.00         NM        NA          NA           NM            NM
Smithfield Companies, Inc.                                  7.13       15.5        NA          NA           NM            NM
Smucker (Jm) Co.                                           22.88       18.2      17.6        15.9           NM            NM
Sylvan, Inc.                                               13.00       12.6      12.5        10.4         83.3%         69.3%
Tyson Foods, Inc.                                          22.56       30.9      24.1        16.0        201.2%        133.6%
Vlasic Foods International                                 21.31       41.8      28.7        18.6        239.2%        155.1%

          Median:                                                      17.5 x    17.5 x      15.8 x      125.6%        104.5%

          Average:                                                     19.4      18.0        14.4        142.6%        112.0%

          Adjusted Average (excludes high and low):                    18.5      17.8        14.5        143.5%        108.7%

(1) When calendar 1999 EPS Multiple is not available it is approximated using company's 5-year projected growth rate.
(2) MIKL LTM EPS excludes $0.11/sh losses from extraordinary items.

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
               Comparable Company Market Capitalization Multiples


                                                                                         Total           Total
                                             11/13/98   Number of       Total             Debt,          Market
Company                         Ticker         Price      Shares        Equity         Net of Cash       Capital
United Foods                    UFD.A           3.00       6,810          20,430          42,622           63,052

Chiquita Brands Intl            CQB           $11.50      65,369      $  751,744         987,630       $1,739,374
Dean Foods Co.                  DF(1)          45.75      39,970       1,828,628         544,060        2,372,687
Fresh America Corp.             FRES           14.38       4,864          69,920          20,480           90,400
Hanover Foods Corp.             3HNFSA         57.00         717          40,875          41,653           82,528
Mccormick & Co.                 MCCRK          33.94      73,404       2,491,148         503,410        2,994,558
Michael Foods, Inc.             MIKL(2)        24.88      21,963         546,330         136,808          683,138
Performance Food Group Co.      PFGC           24.63      12,581         309,808          68,509          378,317
Seneca Foods Corp.              SENEB          13.00       5,985          77,799         253,292          331,091
Smithfield Companies, Inc.      HAMS            7.13       2,343          16,694          (6,820)           9,874
Smucker (Jm) Co.                SJM.A(3)       22.88      29,127         666,280          (7,052)         659,228
Sylvan, Inc.                    SYLN           13.00       6,392          83,102          28,875          111,977
Tyson Foods, Inc.               TSN            22.56     231,154       5,215,412       2,066,600        7,282,012
Vlasic Foods International      VL             21.31      45,455         968,760         561,747        1,530,506

                                                                                      (In thousands)
                                                                              Market     Equity/
                                    Book          LTM            LTM          Cap./       Book
Company                             Value         EBIT          EBITDA        EBITDA      Value
United Foods                        45,518         5,443         12,842         4.9       0.45

Chiquita Brands Intl               921,147      $  4,703       $227,954         7.6 x     0.82 x
Dean Foods Co.                     687,639         3,142        239,662         9.9       2.66
Fresh America Corp.                 40,191           908         12,153         7.4       1.74
Hanover Foods Corp.                 56,687             0         22,080         3.7       0.72
Mccormick & Co.                    360,637         3,662        242,604        12.3       6.91
Michael Foods, Inc.                248,840        12,750        107,638         6.3       2.20
Performance Food Group Co.         146,964         1,988         36,818        10.3       2.11
Seneca Foods Corp.                 136,852            (4)        42,758         7.7       0.57
Smithfield Companies, Inc.          14,739             4          1,771         5.6       1.13
Smucker (Jm) Co.                   305,945           683         77,583         8.5       2.18
Sylvan, Inc.                        49,694           872         17,213         6.5       1.67
Tyson Foods, Inc.                2,069,200       (20,500)       635,300        11.5       2.52
Vlasic Foods International         106,604       (25,827)       111,355        13.7       9.09

            Median:                                                             7.7 x     2.11 x

            Average:                                                            8.6       2.64

            Adjusted Average (excludes high and low):                           8.2       2.10

Comparable Company Analysis

    United Foods, Inc. grows, processes, markets and distributes food products.
       The Company's products include frozen asparagus, black-eyed peas, broccoli, Brussel sprouts, carrots, cauliflower, corn, green beans, green peas, green peppers, lima beans, various vegetable mixes and other vegetables. United's products are sold to large national grocery chains and independent food stores.

                               United Foods, Inc.
             Daily Price & Volume Trading Statistics Since 12/31/97

                          United Foods, Inc. - Class A
                                    (CHART)

                          United Foods, Inc. - Class B
                                    (CHART)

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97

         Chiquita Brands Intl                Dean Foods Co.
              (CHART)                             (CHART)


         Fresh America Corp.                 Hanover Foods Corp./Pa
              (CHART)                             (CHART)

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97

         Mccormick & Co.                     Michael Foods, Inc.
              (CHART)                             (CHART)


         Performance Food Group Co.          Seneca Foods Corp. -Cl B
              (CHART)                             (CHART)

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97

         Smithfield Companies, Inc.          Smucker (Jm) Co. -Cl A
              (CHART)                             (CHART)


         Sylvan, Inc.                        Tyson Foods, Inc. -Cl A
              (CHART)                             (CHART)

Comparable Company Analysis

                           FOOD DISTRIBUTION INDUSTRY
             Daily Price & Volume Trading Statistics Since 12/31/97


                           Vlasic Foods International
                                     (CHART)

Comparable Company Analysis

-        Description of Comparable Companies

         Chiquita Brands International, Inc. produces, markets and distributes bananas and other fresh and processed food products sold under the "Chiquita" brand name. The Company's fresh products include mangoes, kiwi and citrus and other tropical fruit. Chiquita also produces private-label and branded canned vegetable and related products, fruit and vegetable juices and other products.

         Dean Foods Company processes, distributes and sell dairy, pickle, specialty and vegetable products. Many of the Company's products are sold under private labels. Dean's products include milk, ice cream and extended shelf-life dairy products; salad dressings, dips and puddings; and pickles, relishes and canned vegetables. The Company also operates a trucking business.

         Fresh America Corporation is an integrated food distribution management company for fresh produce and other perishable refrigerated products. The Company operates in 43 states and Canada through 22 distribution centers. Fresh America operates produce departments in 342 "Sam's Club" stores. "Sam's" is a division of Wal-Mart Stores, Inc.

         Hanover Foods Corporation processes vegetable products. The Company grows, processes, cans, freezes, freeze-dries, packages, markets and distributes its products under its own trademarks, as well as other branded, customer and private labels. Hanover operates in the United States.

Comparable Company Analysis

-        Description of Comparable Companies

         McCormick & Company Incorporated is a specialty food company. The
           Company manufactures spices, seasonings, flavorings, and other specialty food products and sells such products to the retail food market, the food service market and to industrial food processors throughout the world. McCormick, through its subsidiaries, also manufactures and markets plastic and packaging products.

         Michael Foods, Inc. is a diversified food processor and distributor with interests in eggs and egg products, refrigerated case products, frozen and refrigerated potato products and dairy products. The Company sells these items to supermarkets, food service distributors, manufacturers and fast food operators in Minnesota and surrounding states.

         Performance Food Group Co. markets and distributes food and food-related products to restaurants, hotels, cafeterias, schools and hospitals in the United States. The Company's items include private label food products, canned and dry groceries, poultry, meats, seafood, fresh produce, paper and cleaning supplies and restaurant equipment.

         Seneca Foods Corporation is primarily a fruit and vegetable processing company with manufacturing facilities located throughout the United States. The Company's products are sold under the "Seneca," "Libby's," and "TreeSweet" labels, as well as through the private label and industrial markets. Seneca also, under alliance with The Pillsbury Company, produces canned and frozen vegetables.

Comparable Company Analysis

-        Description of Comparable Companies

         The Smithfield Companies, Inc. produces and markets a wide range of branded food products to the retail grocery and food service industries. The Company's products include frozen barbecues and chilies, cured hams and other pork products, peanuts and cashews. Smithfield's products are sold on a wholesale basis, through catalogs and through its retail stores.

         The J.M. Smucker Company manufactures and markets food products on a worldwide basis. The Company's principal products include fruit spreads, dessert toppings, peanut butter, industrial fruit products, fruit and vegetable juices, juice beverages, syrups, condiments and gift packages. Smucker's products are marketed under trademarks such as "Smucker's," "Simply Fruit" and "Goober."

         Sylvan Inc. produces and distributes mushroom spawn and fresh mushrooms. The Company also distributes a variety of other value-added products and services for use by mushroom growers and produces fresh mushrooms for sale to retailers, distributors and processors of mushroom products in the United States. Sylvan operates in the United States, Europe and Australia.

         Tyson Foods, Inc. produces, markets and distributes a variety of food products. The Company's products include value-enhanced poultry, fresh and frozen poultry, value-enhanced seafood products, fresh and frozen seafood products, prepared foods and other products such as flour and corn tortillas and chips. Tyson also has live swine, animal feed and pet food ingredient operations.

Comparable Company Analysis

-        Description of Comparable Companies

         Vlasic Foods International manufactures and markets branded convenience food products in the frozen food, grocery product, and agricultural product segments. The Company's products include "Swanson" and "Freshbake" frozen foods, "Vlasic" pickles and condiments, "Open Pit" barbecue sauce, and other brands. Vlasic's products are sold in the United States and other countries.

Comparable Transaction Analysis

                               UNITED FOODS, INC.
                    Comparable Transaction Summary Valuation
                         Food Distribution Companies(*)

                                                     (In 000s, except per share)


           Price to Trailing Earnings Multiple Basis:                             LTM EBIT Multiple Basis:
LTM earnings ended         8/31/98           $   779                   LTM EBIT ended           8/31/98                 $ 5,443

Adjusted Average Multiple                       23.9 x                 Adjusted Average Multiple                           16.4 x
                                             -------                                                                    -------

Valuation                                    $18,586                                                                     89,062

Valuation Per Share (1)                      $  2.73                   Less total debt, net of cash on   8/31/98         42,622
                                                                                                                        -------

                                                                       Valuation                                        $46,440

                                                                       Valuation Per Share (1)                          $  6.82

                LTM EBITDA Multiple Basis:                                        LTM Revenues Multiple Basis:
LTM EBITDA ended         8/31/98            $ 12,842                   LTM Revenues ended        8/31/98              $201,367

Adjusted Average Multiple                       12.4 x                 Adjusted Average Multiple                           1.1 x
                                            --------                                                                  --------

                                             159,571                                                                   215,279

Less total debt, net of cash on  8/31/98      42,622                   Less total debt, net of cash on   8/31/98        42,622
                                            --------                                                                  --------

Valuation                                   $116,949                   Valuation                                      $172,657

Valuation Per Share (1)                     $  17.17                   Valuation Per Share (1)                        $  25.35


                                                  Book Value Multiple Basis:
                                        Book Value at 8/31/98                         $ 45,518

                                        Adjusted Average Multiple                          3.6 x
                                                                                      --------

                                        Valuation                                     $162,008

                                        Valuation Per Share                           $  23.79

(1) Based on 6.8 million shares outstanding.
(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data
    Company, Inc. (201) 622-3100. As of 10/13/98.

Comparable Transaction Analysis

                               UNITED FOODS, INC.
                    Comparable Transaction Summary Valuation
    Multiples Based on Agrilink Acquisition of Dean Foods Vegetable Division

                                                     (In 000s, except per share)

                          LTM Revenues Multiple Basis:

LTM Revenues ended                   8/31/98      $201,367

Transaction Multiple                                   0.8 x
                                                  --------
                                                   156,395

Less total debt, net of cash on      8/31/98        42,622
                                                  --------

Valuation                                         $113,773

Valuation Per Share                               $  16.71


                            LTM EBIT Multiple Basis:

LTM EBIT ended                       8/31/98      $  5,443

Transaction Multiple                                  11.4 x
                                                  --------

                                                    61,876

Less total debt, net of cash on      8/31/98        42,622
                                                  --------

Valuation                                         $ 19,254

Valuation Per Share                               $   2.83


                           Book Value Multiple Basis:

Book Value at                        8/31/98      $ 45,518

Transaction Multiple                                   1.7 x
                                                  --------

Valuation                                           75,863

Valuation Per Share                               $  11.14


(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 10/13/98.

Comparable Transaction Analysis

                               UNITED FOODS, INC.
                    Comparable Transaction Summary Valuation
    Multiples Based on Agrilink Acquisition of Dean Foods Vegetable Division

                                                     (In 000s, except per share)

                 LTM EBIT Multiple Basis:

LTM EBIT ended                       8/31/98      $ 5,443

Plus $500,000 Cost Savings                        $   500
                                                  -------

                                                  $ 5,943

Transaction Multiple                                 11.4 x
                                                  -------

                                                   67,560

Less total debt, net of cash on      8/31/98       42,622
                                                  -------

Valuation                                         $24,938

Valuation Per Share                               $  3.66


                            LTM EBIT Multiple Basis:

LTM EBIT ended                       8/31/98      $ 5,443

Plus $750,000 Cost Savings                        $   750
                                                  -------

                                                  $ 6,193

Transaction Multiple                                 11.4 x
                                                  -------

                                                   70,402

Less total debt, net of cash on      8/31/98       42,622
                                                  -------

Valuation                                         $27,780

Valuation Per Share                               $  4.08


                            LTM EBIT Multiple Basis:

LTM EBIT ended                       8/31/98      $ 5,443

Plus $1,000,000 Cost Savings                      $ 1,000
                                                  -------

                                                  $ 6,443

Transaction Multiple                                 11.4 x
                                                  -------

                                                   73,244

Less total debt, net of cash on      8/31/98       42,622
                                                  -------

Valuation                                         $30,622

Valuation Per Share                               $  4.50

Comparable Transaction Analysis

                       FOOD DISTRIBUTION COMPANIES(*)      (Dollars in millions)
               Analysis of M&A Transaction Multiples Since 1/1/90

                                                                             Aggreg.               Levered
                                                                         Equity Consid.     Aggregate Consideration
                                              Aggregate     Levered     as a Multiple of:      as a Multiple of:
                                               Equity      Aggregate    -----------------  --------------------------
  Date                                        Consider-   Consider-     LTM Net    Book      LTM      LTM        LTM     Percent
Announced  Acquiror / Target                    ation       ation(2)    Income     Value   Revenue   EBITDA      EBIT    Acquired
---------  -----------------                    -----       --------    ------     -----   -------   ------      ----    --------
06/07/90  ConAgra Inc                          $1,336.0    $3,294.0        NM       1.5      0.8       6.9       9.6      100.0%
             Beatrice Co

09/28/90  Shareholders                         $1,607.0    $1,607.0      73.4       2.0      0.9       5.5       6.7      100.0%
             Pet Inc (Whitman Corp)

10/19/90  MANO Holdings                        $   42.5    $   42.5      17.0       3.0      1.2       8.5      10.1      100.0%
             B Manischewitz Co

04/19/91  ConAgra Inc                          $  408.4    $  408.4      20.8       3.8      2.3      19.1      30.0      100.0%
             Golden Valley Microwave Foods

07/18/91  HJ Heinz Co                          $  500.0    $  500.0        NA        NA      1.1        NA        NA      100.0%
             JL Foods Inc (John Labatt Ltd)

12/20/91  CPC International Inc                $  115.0    $  115.0        NA        NA      1.2        NA        NA      100.0%
             Fearn Intl (Kellogg Co)

01/24/92  Burns Philp Inc                      $   85.0    $   85.0        NA        NA      0.4        NA        NA      100.0%
             Durkee-French Foods (Burns)

04/09/92  Ben Hill Griffin Inc                 $   31.0    $   31.0        NM       0.7      0.5        NM        NM       52.3%
             Orange-co (Stoneridge Res Inc)

04/22/92  Shareholders                         $  181.1    $  181.1       9.2       2.4      0.2        NA       3.5       55.0%
             Ralston-Continental Baking

10/12/92  Dean Foods Co                        $   15.0    $   15.0        NM       1.2      0.3        NM        NM      100.0%
             WB Roddenbery Co

08/12/93  Pro-Fac Cooperative Inc              $  164.2    $  431.2        NM       2.0      0.5      20.5        NM      100.0%
             Curtice-Burns Foods (Pro-Fac)

08/16/93  Shareholders                         $  528.0    $  528.0        NA        NA      0.7        NA        NA      100.0%
             Ralcorp Holdings Inc (Ralston)

11/01/93  Dean Foods Co                        $  140.0    $  140.0      23.3        NA      0.6        NA        NA      100.0%
             Kraft General Foods-Birds Eye

Comparable Transaction Analysis
--------------------------------------------------------------------------------
                          Food Distribution Companies*     (Dollars in millions)
               Analysis of M&A Transaction Multiples Since 1/1/90

                                                                             Aggreg.               Levered
                                                                         Equity Consid.     Aggregate Consideration
                                              Aggregate     Levered     as a Multiple of:      as a Multiple of:
                                               Equity      Aggregate    -----------------  --------------------------
  Date                                         Consider-   Consider-    LTM Net    Book      LTM      LTM        LTM     Percent
Announced  Acquiror / Target                    ation       ation(2)    Income     Value   Revenue   EBITDA      EBIT    Acquired
---------  -----------------                    -----       --------    ------     -----   -------   ------      ----    --------

03/18/94  Doskocil Cos Inc                     $  135.0     $  135.0       NA        NA      0.7       NA          NA      100.0%
             Intl Multifoods-Prepared Foods

04/18/94  ConAgra Inc                          $  202.0     $  202.0       NA        NA       NA       NA          NA         NA
             Universal Foods-Frozen Foods

04/20/94  Schreiber Foods Inc                  $   11.8     $   11.8     16.9       2.8      0.6      5.6        10.7      100.0%
             Arden International Kitchens

05/23/94  Sandoz AG                            $3,685.7     $3,685.7     32.3      10.1      3.1     16.3        20.0      100.0%
             Gerber Products Co

09/12/94  Kohlberg Kravis Roberts & Co         $2,222.9     $4,622.9       NM       8.6      0.8       NA        40.1      100.0%
             Borden Inc

11/28/94  Campbell Soup Co                     $1,115.0     $1,115.0     24.8      18.3      4.8     23.7        26.3      100.0%
             Pace Foods

01/09/95  Pillsbury Co (Grand Met PLC)         $2,636.5     $2,636.5     23.4       7.3      1.7     10.0        12.2      100.0%
             Pet Inc (Pillsbury/Grand Met)

07/26/95  Shareholders                         $  309.8     $  309.8       NM       0.5      0.2       NA          NM      100.0%
             Earthgrains Co (Anheuser-Busch)

03/15/96  ConAgra Inc                          $  132.0     $  132.0       NA        NA      0.7       NA          NA      100.0%
             Gilroy Foods Inc

06/30/97  JP Foodservice Inc                   $  770.6     $1,510.6       NM       2.3      2.9       NM          NM      100.0%
             Rykoff-Sexton Inc

09/09/97  Shareholders                         $1,004.8     $1,004.8       NA        NA      0.7       NA          NA      100.0%
             Campbell Soup-Noncore Bus(7)

09/18/97  Chiquita Brands International        $   10.9     $   42.9       NM       1.8      0.2       NM          NM      100.0%
             Stokely USA Inc

09/29/97  Suiza Foods Corp                     $  855.9     $1,035.9     47.0       8.6      2.1       NA        26.6      100.0%
             Morningstar Group Inc

                        COMPARABLE TRANSACTION ANALYSIS
--------------------------------------------------------------------------------
                          FOOD DISTRIBUTION COMPANIES*
               Analysis of M&A Transaction Multiples Since 1/1/90

                                                                                                           (Dollars in millions)

                                                                             Aggreg.               Levered
                                                                         Equity Consid.     Aggregate Consideration
                                              Aggregate     Levered     as a Multiple of:      as a Multiple of:
                                               Equity      Aggregate    -----------------  ------------------------
  Date                                         Consider-   Consider-    LTM Net    Book      LTM      LTM      LTM     Percent
Announced  Acquiror / Target                    ation       ation(2)    Income     Value   Revenue   EBITDA    EBIT    Acquired
---------  -----------------                    -----       --------    ------     -----   -------   ------    ----    --------

10/01/97    Chiquita Brands International       $ 27.0      $ 29.0        7.5       1.1      0.4       NA        NA      100.0%
               American Fine Foods Inc

02/18/98    Agrilink Foods (Pro-Fac)            $  6.9      $  6.9         NA        NA       NA       NA        NA      100.0%
               Delagra Corp

05/08/98    Agrobios (Desc SA de CV)            $141.9      $141.9         NM       3.2      2.7       NM        NM      100.0%
               Authentic Specialty Foods Inc

07/21/98    Agrilink Foods (Pro-Fac)                NA          NA         NA        NA       NA       NA        NA      100.0%
               JA Hopay Distributing Co

07/27/98    Agrilink Foods (Pro-Fac)            $480.0      $482.0         NA       1.7      0.8       NA      11.4      100.0%
               Dean Foods Co-Vegetable Ops

                                          Average:                       26.9       4.1      1.2     12.9      17.3

                                          Adjusted Average               23.9       3.6      1.1     12.4      16.4

(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data
    Company, Inc. (201) 622-3100. As of 10/13/98.
(2) Levered aggregate consideration is defined as aggregate equity consideration plus total debt, net of cash and equivalents.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                           Target  Target   Target
                                                                 Value                      Share-   Net     Net   Target  Target
                                                        Equity    of      Price            holders  Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per   Shares     Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share  Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------ -------- --------  -----  ---------  ------ -------- ------ ------  -------
  6/7/90   8/14/90  ConAgra Inc     Beatrice Co        $1,336.0 $3,294.0    --      --      $864.0 $4,310.0 $11.0  $343.0  $478.0
           Advisor    Gleacher & Co   Salomon Brothers
           -------
    Company Status    Public          Sub.
    --------------



               Total                   % of     Status/
   Date       Debt,Net       Total    Shares     Form/
Announced     of Cash       Assets     Acq.     Attitude
---------     --------     --------  ------  --------------
  6/7/90       $1,016.0    $3,472.0    100     Completed
                                             Acq. of Assets
                                                Friendly



         Deal Description
         ----------------
         ConAgra acquired Beatrice from Kohlberg Kravis Roberts (KKR) for $3.294 bil in cash, common stock, preferred stock, and the assumption of Beatrice's liabilities. The consideration consisted of $626 mil in cash, $355 mil in common stock and $355 mil in 2 series of preferred stock plus the assumption of $1.958 bil of Beatrice's liabilities. The deal had been subject to governmental approval due to antitrust issues. Gleacher acted as financial advisor to ConAgra.

         Target Business Description
         ---------------------------
         Produce food, consumer prod

         Acquiror Business Description
         -----------------------------
         Produce meats,eggs,cooking oil


 9/28/90  4/4/91   Shareholders   Pet Inc(Whitman Corp)  $1,607.0  $1,607.0  $15.63  102.8   $801.6  $1,863.2  $21.9  $241.5  $291.5
            Advisor   --             First Boston Corp.
            -------
     Company Status   Priv.           Sub.
     --------------



  9/28/90  $130.0   $1,531.4   100     Completed
                                      Acquisition
                                        Not Appl.

         Deal Description
         ----------------
         Whitman completed the spinoff of Pet for $1.607 bil, based on Pet's closing share price of $15.625 on April 4, its first day of trading. First Boston was retained to study a possible restructure plan and recommended the spinoff. The transaction was conducted by means of a stock dividend in which shareholders received one share of Pet for every Whitman share held. In anticipation of the spinoff, Whitman restructured its major food operations, splitting them into three divisions. In 1989, Pet generated $1.755 bil in sales and $280 mil in pre-tax operating profit.

         Target Business Description
         ---------------------------
         Dairy products, canned foods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                             Target  Target  Target
                                                                 Value                       Share-   Net     Net   Target  Target
                                                        Equity    of      Price              holders Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per     Shares    Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share   Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------- ------  -------- -------  ---------  ------  ------  ------ ------  -------
10/19/90   1/18/91  MANO Holdings   B Manischewitz Co   $42.5     $42.5  $800.00      0.1     $14.2   $34.2    $2.5    $4.2   $5.0
           Advisor   TGV Partners      Lehman Brothers
           -------
    Company Status   Priv.             Public
    --------------




              Total                      % of      Status/
   Date      Debt,Net       Total       Shares      Form/
Announced    of Cash       Assets        Acq.      Attitude
---------    --------     --------  -------------- --------
10/19/90        --         $18.4          100       Completed
                                                      Merger
                                                    Friendly

         Deal Description
         ----------------
         MANO Holdings, an investor group led by Kohlberg and including TGV Partners and management, acquired B Manischewitz in a leveraged buyout transaction valued at $800 in cash per share, or $42.5 mil. MANO accepted 81% of B Manischewitz' shares (42,975 shares) that were tendered in the offer and acquired the rest for $800 in cash per share. Under the terms of the agreement, senior management was to retain an equity interest in MANO Holdings.

         Target Business Description
         ---------------------------
         Produce, whl, ret matzos

         Acquiror Business Description
         -----------------------------
         Investor group; holding co


4/19/91 7/11/91 ConAgra Inc Golden Valley Microwave Foods $408.4 $408.4 $26.39 17.6 $108.0 $177.6 $19.6 $13.6 $21.4

          Advisor     Gleacher & Co   Goldman, Sachs & Co.
          -------
   Company Status     Public          Public
   --------------
4/19/91   $52.7 $180.8 100  Completed
                            Merger
                            Friendly


         Deal Description
         ----------------
         ConAgra acquired Golden Valley Microwave Foods (GV) in a stock transaction valued at $464.5 mil. GV shareholders received .5676 shares of ConAgra for each of GV's 18.8 mil fully diluted common shares. Based on ConAgra's closing stock price of $47.375 on Apr 18, the last full trading day prior to the announcement, each share of GV had an indicated value of $26.39. ConAgra also agreed to convert 600,000 GV warrants, held by an affiliate of Chase Manhattan Bank, for 340,560 rights to buy ConAgra stock at $60.48.

         Target Business Description
         ---------------------------
         Produce microwave food prod


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
 7/18/91   8/23/91  HJ Heinz Co     JL Foods Inc (John Labatt Ltd)  $500.0  $500.0    --        --       --   $475.0    --    --
          Advisor     Dillon, Read    James D. Wolfensohn Inc.
          -------
   Company Status     Public          Sub.
   --------------



            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
 7/18/91      --         --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         HJ Heinz acquired the JL Foods unit of John Labatt for $500 mil in cash. John Labatt had disclosed in May 1991 that it was seeking a buyer for its JL Foods unit. Officials said the planned divestiture was consistent with John Labatt's stated strategy to focus on its core brewing, entertainment and dairy operations. The transaction had been subject to US and Canadian regulatory approval.

         Target Business Description
         ---------------------------
         Produce, whl frozen foods


         Acquiror Business Description
         -----------------------------
         Canned food preparations


12/20/91  1/31/92  CPC International Inc  Fearn Intl (Kellogg Co) $115.0  $115.0  --   --   --   $100.0  --   --
         Advisor     Salomon Brothers       Lehman Brothers
         -------
  Company Status     Public                 Sub.
  --------------



12/20/91  --   --   --    100  Completed
                                 Merger
                                Friendly

         Deal Description
         ----------------
         CPC International acquired all the outstanding common stock of Fearn International, a subsidiary of Kellogg, including the Le Gout product line for a $115 mil in cash. Lehman Brothers acted as financial advisor to Kellogg while Salomon Brothers advised CPC International.

         Target Business Description
         ---------------------------
         Produce soups and desserts


         Acquiror Business Description
         -----------------------------
         Produce soups, sauces, food prod


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
1/24/92    8/3/92   Burns Philp Inc Durkee-French Foods (Burns)     $85.0   $85.0    --        --       --   $200.0    --     --
       Advisor      --              --
       -------
Company Status      Sub.            Sub.
--------------


            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
1/24/92        --        --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         Burns Philp Inc, a unit of Burns Philp & Co, acquired Durkee-French Foods from Reckitt & Coleman for $85 mil in cash, including $7 mil to be held in escrow pending finalization of certain accounts.

         Target Business Description
         ---------------------------
         Produce mustard, sauces


         Acquiror Business Description
         -----------------------------
         Produce yeast, vinegar, spices


 4/9/92 5/28/92 Ben Hill Griffin Inc Orange-co (Stoneridge Res Inc)$31.0 $31.0 --  --  $85.6 $126.5 ($8.7) ($9.0)
       Advisor    --                   Donaldson, Lufkin & Jenrette
       -------
Company Status    Priv.                Public
--------------


4/9/92  ($4.2) $45.9   $149.8  52.3    Completed
                                     Acq. Maj. Int.
                                       Friendly

         Deal Description
         ----------------
         Ben Hill Griffin acquired a 52.3% interest in Orange-co held by Stoneridge Resources for $31 mil. Stonebridge Resources said in October 1990 that it was seeking a buyer for all of its assets for the purpose of raising cash to distribute a liquidation dividend to shareholders. Stonebridge retained Donaldson Lufkin & Jenrette Securities as a financial advisor.

         Target Business Description
         ---------------------------
         Prod oranges, juices, plastics


         Acquiror Business Description
         -----------------------------
         Frozen fruits, juices, vegetable



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                    Target  Target   Target
                                                                           Value                    Share-    Net      Net   Target
                                                                   Equity    of   Price             holders  Sales   Income   EBIT
   Date     Date                                                   Value   Deal   Per      Shares   Equity    LTM      LTM     LTM
Announced Effective Acquiror        Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)  ($mil)   ($mil)  ($mil)
--------- --------- --------------  -----------------------------  ------  ------ ------- --------- ------- -------  ------  -------
 4/22/92   8/2/93   Shareholders    Ralston-Continental Baking     $181.1  $181.1  $8.75    37.6    $137.4  $2,014.5  $35.8   $92.9
         Advisor      -               Lehman Brothers
         -------
  Company Status      Priv.           Sub.
----------------

           Target
            EBITDA   Total             % of      Status/
   Date      LTM    Debt,Net   Total  Shares      Form/
Announced  ($mil)   of Cash   Assets   Acq.      Attitude
---------  -------  --------  ------  ------  --------------
 4/22/92      --       --     $844.9    55      Completed
                                              Acq. Maj. Int.
                                                Not Appl.

         Deal Description
         ----------------
         Ralston Purina (RP) completed the spinoff of 20.7 mil new common shares, or a 55% interest, in its newly created Ralston-Continental Baking Group (CBG) to shareholders in a targeted stock recapitalization valued at $181.12 mil. Shareholders of record as of Jul 30 received 1 CBG share for every 5 RP share held. Ralston Purina had originally planned to spinoff the entire unit in April 1992. CBG was created in order to separate the performance of RP's baking and non-baking interests.

         Target Business Description
         ---------------------------
         Produce bakery products


         Acquiror Business Description
         -----------------------------
         Investor group


10/12/92 2/1/93 Dean Foods Co WB Roddenbery Co   $15.0 $15.0 --  --  $12.8 $54.8 ($1.7) ($1.4)
       Advisor   --            KPMG Peat Marwick
       -------
Company Status   Public        Priv.
--------------


10/12/92  ($0.5) $0.8  $19.1  100  Completed
                                     Merger
                                   Friendly




         Deal Description
         ----------------
         Dean Foods acquired all the outstanding stock of WB Roddenbery in exchange for 535,000 of its common shares valued at $14.2 mil. The value of the shares was based on Dean's closing stock price of $26.5 per share on Oct 9, the last full trading day prior to the announcement. The transaction had been subject to Federal Trade Commission approval.

         Target Business Description
         ---------------------------
         Produce pickles, vinegar, syrup


         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                              Target Target  Target
                                                                                     Value                    Share-  Net     Net
                                                                             Equity   of     Price           holders Sales   Income
   Date     Date                                                             Value   Deal     Per    Shares   Equity  LTM     LTM
Announced Effective Acquiror                 Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil)
--------- --------- --------------           -----------------------------   ------  ------  ------ --------- ------ ------  ------
 8/12/93   11/3/94  Pro-Fac Cooperative Inc  Curtice-Burns Foods(Pro-Fac)    $164.2   $431.2 $19.00   8.6     $81.3  $854.8  ($18.5)
          Advisor     Dillon, Read             Donaldson, Lufkin & Jenrette
          -------     Priv.                    Public
   Company Status
   --------------

            Target      Target
             EBIT       EBITDA        Total                % of     Status/
   Date      LTM         LTM         Debt,Net   Total     Shares     Form/
Announced   ($mil)      ($mil)       of Cash   Assets      Acq.     Attitude
---------   ------      ------       --------  ------     ------   ---------
8/12/93     ($5.2)      $21.0        $257.5    $463.6     100      Completed
                                                                     Merger
                                                                    Friendly


         Deal Description
         ----------------
         Pro-Fac Cooperative (PFC) acquired Curtice-Burns (CBF) for a total of $19 in cash per share, or a total value of $424.25 mil, by accepting 8,276,439 common shares, or 96% of the outstanding shares. Included in the value was PFC's assumption of $267 mil of CBF's debt. PFC had originally offered $16.87 in cash per share held. The tender offer was contingent upon at least 90% of CBF's Class A and B shares being tendered. Dean Foods withdrew its offer to acquire CBF.

         Target Business Description
         ---------------------------
         Produce soft drinks, foods


         Acquiror Business Description
         -----------------------------
         Provide food marketing service

8/16/93  3/31/94 Shareholders  Ralcorp Holdings Inc (Ralston) $528.0  $528.0  $16.00  33.0   --  $808.6  --
        Advisor    --            Wasserstein, Perella
        -------    Priv.         Sub.
 Company Status
 --------------

8/16/93  --   --   --   --     100   Completed
                                    Acquisition
                                      Not Appl.

         Deal Description
         ----------------
         Ralston Purina Group, a unit of Ralston Purina, spun off its newly formed Ralcorp Holdings (RH) unit, consisting of its cereal, Beech-Nut baby food, cracker, cookie, resort, and coupon redemption businesses to shareholders in a transaction valued of $528 mil based on RH's closing stock price of $16 per share on Apr 1, the first full trading day of newly issued RH shares. The shares in the spinoff would be distributed at a ratio of 1 RH share for every 3 shares of Ralston Purina Group. The unit included its Keystone and Breckenridge ski resorts.

         Target Business Description
         ---------------------------
         Produce cereal, baby food


         Acquiror Business Description
         -----------------------------


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90


                                                                                                                 Target Target
                                                                                        Value                    Share-  Net
                                                                                Equity   of     Price            holders Sales
   Date     Date                                                                Value   Deal     Per    Shares   Equity  LTM
Announced Effective Acquiror                    Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)
--------- --------- --------------              -----------------------------   ------  ------  ------ --------- ------ ------
 11/1/93  12/27/93  Dean Foods Co               Kraft General Foods-Birds Eye    $140.0 $140.0    --      --       --   $250.0
          Advisor    JP Morgan Securities, Inc.   Morgan Stanley
          -------
   Company Status    Public                       Sub.
   --------------

           Target
            Net   Target   Target
           Income  EBIT    EBITDA    Total                % of       Status/
   Date     LTM    LTM      LTM     Debt,Net    Total     Shares      Form/
Announced  ($mil) ($mil)   ($mil)   of Cash    Assets      Acq.      Attitude
---------  ------ ------   ------   --------   ------     ------  --------------
 11/1/93    $6.0    --       --        --         --        100     Completed
                                                                  Acq. of Assets
                                                                     Friendly



         Deal Description
         ----------------
         Dean Foods acquired the BirdsEye frozen vegetable business of Kraft General Foods, a unit of Philip Morris, for $140 mil. The transaction had been subject to regulatory approval.



         Target Business Description
         ---------------------------
         Prod frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products


3/18/94 6/1/94 Doskocil Cos Inc  Intl Multifoods-Prepared Foods $135.0 $135.0 --  --  --  $185.0
       Advisor   --               Lehman Brothers
       -------
Company Status   Public           Sub
--------------

3/18/94   --    --    --    --    --    100  Completed
                                              Acq. of
                                               Assets
                                              Friendly


         Deal Description
         ----------------
         Doskocil acquired the prepared foods division of International Multifoods (IM) for $135 mil in cash. In September 1993, IM's board had announced that it was seeking to divest its prepared foods division. The division included its frozen specialty foods and meats businesses. Later IBP acquired the meats business.


         Target Business Description
         ---------------------------
         Produce prepared foods



         Acquiror Business Description
         -----------------------------
         Produce sausages, prepared meat



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                Target Target  Target
                                                                       Value                    Share-  Net     Net   Target
                                                               Equity   of     Price            holders Sales  Income  EBIT
   Date     Date                                               Value   Deal     Per    Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror     Target                        ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- -----------  ----------------------------- ------  ------  ------ --------- ------ ------  ------ ------
 4/18/94  --        ConAgra Inc  Universal Foods-Frozen Foods  $202.0  $202.0    --       --      --     --      --     --
          Advisor     --           Goldman, Sachs & Co.
          -------
   Company Status     Public       Sub.
   --------------

            Target
            EBITDA    Total             % of       Status/
   Date       LTM    Debt,Net   Total  Shares      Form/
Announced   ($mil)   of Cash   Assets   Acq.      Attitude
---------   ------  ---------  ------  ------  --------------
 4/18/94      --        --       --      --       Pending
                                               Acq. of Assets
                                                  Friendly


         Deal Description
         ----------------
         ConAgra agreed to acquire the frozen foods business of Universal Foods for an amended $202 mil in cash. The initial value was $220 mil, including $57 mil in performance-related payments. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce frozen foods



         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


4/20/94 11/30/94 Schreiber Foods Inc  Arden International Kitchens  $11.8 $11.8 $3.90 3.0 $4.2 $19.5 $0.7  $1.1
        Advisor    --                   --
        -------
 Company Status    Priv.                Public
 --------------


4/20/94   $2.1 $0.9 $6.9  100    Completed
                                  Merger
                                 Friendly

         Deal Description
         ----------------
         Schreiber Foods (SF) acquired Arden International Kitchens (AIK) for an amended $11.8 mil in cash, or $3.90 per common share. SF had originally agreed to acquire AIK for $4 per share, or a total value of $12.1 mil.



         Target Business Description
         ---------------------------
         Produce frozen foods for



         Acquiror Business Description
         -----------------------------
         Produce meat and food products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target   Target
                                                                          Value                      Share-   Net      Net    Target
                                                                Equity    of       Price              holders Sales    Income   EBIT
   Date      Date                                               Value     Deal     Per     Shares    Equity   LTM      LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)    ($mil)   Share   Out.(mil)  ($mil)  ($mil)   ($mil) ($mil)
---------  ---------  ---------------   ---------------------   --------  -------- ------  --------- ------  -------- ------  ------
 5/23/94   12/19/94   Sandoz AG         Gerber Products Co      $3,685.7  $3,685.7 $53.00  69.5      $364.7  $1,202.5 $114.2  $184.0
          Advisor       Morgan Stanley    Wasserstein, Perella
          -------
   Company Status       Public            Public
   --------------


             Target
             EBITDA      Total                % of    Status/
   Date       LTM       Debt,Net   Total     Shares    Form/
Announced    ($mil)     of Cash    Assets     Acq.    Attitude
---------    -------    --------  --------   ------  ---------
 5/23/94      $226.0    $84.7     $1,013.9    100    Completed
                                                      Merger
                                                     Friendly

         Deal Description
         ----------------
         Sandoz completed its merger with Gerber Products (GP) in a transaction valued at $3.68 bil. Earlier, Sandoz had completed its tender offer for all the common shares of GP for $53 in cash per share, by accepting
         69.08 mil shares, or about 99.2% of GP's shares outstanding. The offer had been conditioned upon Sandoz receiving at least a majority of GP's stock. The transaction had been subject to regulatory approval, including the approval of the Federal Trade Commission under the Hart-Scott-Rodino Act, and the Superintendent of Insurance of New York.

         Target Business Description
         -----------------------------
         Manfr baby foods and products



         Acquiror Business Description
         -----------------------------
         Manufacture dyestuffs


 9/12/94 3/14/95 Kohlberg Kravis Roberts & Co Borden Inc            $2,222.9 $4,622.9 $13.61 170.3 $257.5 $5,498.2 ($114.2) $115.4
        Advisor    Morgan Stanley      Credit Suisse First Boston
        -------
 Company Status    Priv.               Public
 --------------




 9/12/94   --  $1,682.7 $4,055.9 100  Completed
                                       Merger
                                      Friendly

         Deal Description
         ----------------
         Kohlberg Kravis Roberts (KKR) merged with Borden (BN) in an amended stock swap valued at $4.643 bil, including $2.4 bil in the assumption of liabilities. The value included a 16.5% stake KKR acquired in Borden through a lockup agreement valued at $309.518 mil. Earlier, KKR had completed a tender offer to acquire all the shares of BN in exchange for 2.29146 RJR shares, valued at $13.606, per BN share held, by accepting 90 mil shares, or about 63.5% of BN's total shares outstanding. The offer had been conditioned upon a minimum of 41% of BN's shares being tendered.

         Target Business Description
         ---------------------------
         Produce dairy prods, snacks



         Acquiror Business Description
         -----------------------------
         Leverage buyout firm



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target  Target
                                                                         Value                       Share-   Net     Net
                                                                Equity    of      Price              holders Sales   Income
   Date      Date                                               Value    Deal      Per     Shares    Equity   LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)   ($mil)   Share   Out.(mil)  ($mil)  ($mil)  ($mil)
---------  ---------  ---------------   ---------------------   ------   -------- ------  ---------  ------  ------  ------
11/28/94    1/30/95   Campbell Soup Co  Pace Foods              $1,115.0 $1,115.0 --        --       $61.0   $230.0  $45.0
           Advisor      --                Goldman, Sachs & Co.
           -------
    Company Status      Public            Priv.
    --------------



              Target    Target
               EBIT     EBITDA     Total                % of        Status/
   Date        LTM        LTM    Debt,Net   Total     Shares       Form/
Announced     ($mil)    ($mil)   of Cash    Assets     Acq.       Attitude
---------     ------   --------  --------   ------  ---------  --------------
11/28/94      $42.4     $47.0       --      $112.7     100       Completed
                                                               Acq. of Assets
                                                                  Friendly

         Deal Description
         ----------------
         Campbell Soup acquired Pace Foods for $1.115 bil in cash.




         Target Business Description
         ---------------------------
         Produce pickled vegetables



         Acquiror Business Description
         -----------------------------
         Produce soups, food products


1/9/95 5/12/95 Pillsbury Co (Grand Met PLC) Pet Inc (Pillsbury/Grand Met) $2,636.5 $2,636.5 $26.00 100.4 $362.2 $1,576.3 $112.6
       Advisor    Morgan Stanley             Lazard Freres & Co.
       -------
Company Status    Sub.                       Sub.
--------------

 1/9/95 $216.7 $262.5 $528.1 $1,175.5 100 Completed
                                            Merger
                                           Friendly

         Deal Description
         ----------------
         Pillsbury, a unit of Grand Metropolitan (GM), completed its merger with Pet in a transaction valued at $2.636 bil. Earlier, Pillsbury completed its tender offer for all the outstanding common shares of Pet for $26 in cash per share, by accepting 95,364,543 shares, or 95% of Pet's common stock outstanding. The offer had been conditioned upon GM receiving at least 50% of Pet's shares outstanding, and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Dairy products, canned foods



         Acquiror Business Description
         -----------------------------
         Produce flour, grain mill prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                 Target   Target  Target
                                                                        Value                    Share-    Net     Net    Target
                                                                Equity   of    Price             holders  Sales   Income   EBIT
   Date     Date                                                Value   Deal    Per    Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror     Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------ ------------------------------ ------  ------ ------ ---------  ------  -------- ------  ------
 7/26/95   3/27/96  Shareholders Earthgrains Co (Anheuser-Busch)$309.8  $309.8 $30.38    10.2    $573.8  $1,664.6 ($25.7) ($31.2)
           Advisor      --           Dillon, Read
           -------
    Company Status      Priv.        Sub.
    --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
 7/26/95       --      $56.2     $1,130.1     100      Completed
                                                      Acquisition
                                                       Not Appl.


         Deal Description
         ----------------
         Anheuser-Busch (AB) completed the spin off its Earthgrains (EA) unit to shareholders in a transaction valued at $309.83 mil. Each AB common shareholder received 1 EA common share for every 25 AB shares held. EA's shares were valued based on EA's closing stock price of $30.375 on Mar 27, the first full trading day on a non-when issued basis. Earlier, EA was known as as Cambell Taggart.


         Target Business Description
         ---------------------------
         Baked goods, frozen foods


         Acquiror Business Description
         -----------------------------
         Investor group

8/29/96 ConAgra Inc Gilroy Foods Inc $132.0 $132.0 --  --  --  $200.0 --  --
Advisor  --          --
-------
Company Status    Public      Sub.
--------------

3/15/96  --     --      --       100    Completed
                                      Acq. of Assets
                                         Friendly

         Deal Description
         ----------------
         ConAgra acquired Gilroy Foods, a unit of McCormick, for $132 mil in cash.


         Target Business Description
         ---------------------------
         Produce dried fruits


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                              Target   Target  Target
                                                                      Value                   Share-    Net     Net    Target
                                                              Equity   of    Price            holders  Sales   Income   EBIT
   Date     Date                                              Value   Deal    Per   Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror           Target                 ($mil)  ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------------ ---------------------  ------  ------ ------ --------- ------  -------  ------  --------
6/30/97   12/23/97  JP Foodservice Inc Rykoff-Sexton Inc      $770.6  $1,510 $24.41    28.0   $336.0  $519.9   ($60.2)  ($79.5)
          Advisor     PaineWebber        Merrill Lynch & Co.
          -------
   Company Status     Public             Public
   --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
6/30/97     ($73.0)  $483.2     $1,217.2    100      Completed
                                                         Merger
                                                       Friendly


         Deal Description
         ----------------
         JP Foodservice (JP) merged with Rykoff-Sexton (RS) in a merger-of-equals stock swap transaction valued at an amended $1.436 bil, including the assumption of $740 mil in liabilities. JP offered an amended .775 common shares per RS share. Originally, JP offered .82 common shares per RS share. Based on JP's closing stock price of $31.5 on June 27, the last full trading day prior to the announcement of amended terms, each RS share was valued at $24.4125. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Wholesale grocery products

         Acquiror Business Description
         -----------------------------
         Wholesale groceries

9/9/97  3/11/98 Shareholders Campbell Soup-Noncore Bus(7) $1,004  $1,004.8 $22.13  45.4  --   $1,400   --   --
        Advisor --           Goldman, Sachs & Co.
        -------
Company Status    Priv.        Sub.
--------------
9/9/97  --      --      --      100    Completed
                                       Acquisition
                                       Not Appl.

         Deal Description
         ----------------
         Campbell Soup (CS) spun off its 7 noncore businesses including the Swanson frozen dinner and Vlasic pickle brands into a new company named Vlasic Foods (VF) to its shareholders in a transaction valued at $1.004 bil. CS shareholders received 1VF common share for every 10 CS shares held. The shares were valued based on VF's closing stock price of $22.125 on March 11, the first full trading day on which the shares were distributed.

         Target Business Description
         ---------------------------
         Produce, whl soups, food prods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                                 Target   Target
                                                                                         Value                   Share-    Net
                                                                                  Equity   of   Price            holders   Sales
   Date     Date                                                                   Value   Deal  Per    Shares   Equity    LTM
Announced Effective Acquiror                      Target                          ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)
--------- --------- ----------------------------- ------------------------------  ------ ------ ------ --------- -------  ------
 9/18/97   1/16/98  Chiquita Brands International Stokely USA Inc                 $10.9  $42.9  $1.00    11.4     $6.1    $178.9
         Advisor     No Investment Bank Retained    Donaldson, Lufkin & Jenrette
         -------
  Company Status     Public                         Public
  --------------


           Target
             Net   Target  Target
           Income  EBIT    EBITDA    Total               % of      Status/
   Date      LTM    LTM     LTM    Debt, Net  Total     Shares     Form/
Announced  ($mil)  ($mil)  ($mil)   of Cash   Assets      Acq.     Attitude
---------  ------  ------  ------  --------   --------  ---------  -----------
 9/18/97   ($19.4) ($8.9)  ($2.9)   $74.7      $116.5      100      Completed
                                                                      Merger
                                                                     Friendly



         Deal Description
         ----------------
         Chiquita Brands International (CBI) acquired all the outstanding common stock of Stokely USA (SU) in exchange for $1 in common stock per share, or a total value of approximately $43.389 mil, including the assumption of about $32 mil in liabilities.



         Target Business Description
         ------------------------------
         Prod canned fruits, vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits

9/29/97 12/1/97 Suiza Foods Corp                Morningstar Group Inc  $855.9 $1,035.9 $45.85 15.4 $99.4  $497.6
       Advisor    Donaldson, Lufkin & Jenrette  Goldman, Sachs & Co.
       -------
Company Status    Public                        Public
--------------


9/29/97  $18.2  $38.9  --  178.5  $352.3 100  Completed
                                                Merger
                                               Friendly


         Deal Description
         ----------------
         Suiza Foods (SF) acquired Morningstar Group (MG) in a stock swap transaction valued at approximately $971.957 mil, including the assumption of $180 mil in liabilities. SF offered .85 SF common shares per MG share. Based on SF's closing stock price of $53.9375 on Sep 26, the last full trading day prior to the announcement, each MG share was valued at $45.85. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Produce dairy products



         Acquiror Business Description
         -----------------------------
         Produce milk, related prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of    Price           holders   Sales  Income
   Date     Date                                                             Value   Deal    Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                      Target                    ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ----------------------------- ------------------------  ------ ------ ------ --------- ------  -------  ------
 10/1/97  12/9/97   Chiquita Brands International American Fine Foods Inc   $27.0   $29.0   --      --      $25.6   $79.8    $3.6
         Advisor      --                            JP Morgan & Co. Inc.
         -------
  Company Status      Public                        Priv.
  --------------



           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt,Net    Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash     Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------  -----------
 10/1/97     --      --      --        $52.0       100      Completed
                                                              Merger
                                                             Friendly


         Deal Description
         ----------------
         Chiquita Brands International acquired all the outstanding stock of American Fine Foods for $29 mil. The consideration consisted of $27 mil in common stock and the assumption of $2 mil in liabilities. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce canned vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits


       3/31/98 Agrilink Foods (Pro-Fac) Delagra Corp $6.9  $6.9 --  --  --  --
       Advisor    --                      --
       -------
Company Status    Sub.                    Priv.
--------------


2/18/98   --     --     --     100    Completed
                                     Acq. of Assets
                                        Friendly



         Deal Description
         ----------------
         Pro-Fac Cooperative Inc, acquired Delagra Corp (DE). Terms were not disclosed. Upon completion, DE was to be incorporated to AF's Curtice Burns Foods subsidiary.



         Target Business Description
         ---------------------------
         Produce frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of   Price            holders  Sales  Income
   Date     Date                                                             Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                         ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ------------------------------ ------ ------ ------ --------- ------  -------  ------
 5/8/98    6/15/98  Agrobios (Desc SA de CV) Authentic Specialty Foods Inc  $141.9 $141.9 $17.00   8.0      $40.5   $37.2    ($0.6)
          Advisor     JP Morgan & Co. Inc.     Donaldson, Lufkin & Jenrette
          -------
   Company Status     Sub.                     Public
   --------------


           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt, Net   Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------   ---------
 5/8/98     ($0.4)  $0.8     $10.2     $58.8        100     Completed
                                                              Merger
                                                             Friendly

         Deal Description
         ----------------
         Agrobios (AB), a unit of Desc SA de CV, acquired all the outstanding common stock of Authentic Specialty Foods Inc (ASF) for $17 in cash per share, or a total value of $141.876 mil. Earlier, AB completed its tender offer for ASF by accepting 7.8 million shares, or 89% of ASF's shares outstanding. The offer had been conditioned upon at least 66.67% of ASF's shares being tendered on a fully-diluted basis.


         Target Business Description
         ---------------------------
         Whl, mnfr Mexican foods



         Acquiror Business Description
         -----------------------------
         Mnfr, whl foods products



7/21/98 Agrilink Foods (Pro-Fac) JA Hopay Distributing Co --  --  --  --  --  $8.0 --
Advisor     --                      --
-------
Company Status     Sub.                    Priv.
--------------

7/21/98  --  --  --  --  100   Completed
                             Acq. of Assets
                                Friendly

         Deal Description
         ----------------
         Agrilink Foods, a unit of Pro-Fac Cooperative Inc, acquired JA Hopay Distributing Co.




         Target Business Description
         ---------------------------
         Distribution of snack foods



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                         Target   Target  Target
                                                                                 Value                   Share-    Net      Net
                                                                          Equity   of   Price            holders  Sales  Income
   Date     Date                                                           Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                       ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ---------------------------- ------ ------ ------ --------- ------  -------  ------
7/27/98    9/24/98  Agrilink Foods (Pro-Fac) Dean Foods Co-Vegetable Ops  $480.0 $482.0   --      --       --     $620.6    --
          Advisor     -                        Merrill Lynch & Co.
          -------
   Company Status     Sub.                     Sub.
   --------------



           Target  Target
           EBIT    EBITDA    Total                 % of        Status/
   Date     LTM     LTM    Debt, Net   Total      Shares       Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.       Attitude
---------  ------  ------  --------   --------  ---------  --------------
7/27/98    $42.4     --       --         --        100        Completed
                                                           Acq. of Assets
                                                              Friendly

         Deal Description
         ----------------
         Agrilink Foods (AF), a unit of Pro-Fac Cooperative Inc, acquired the vegetable operations of Dean Foods Co for an estimated $370 mil in cash, a $30 mil note and AF's aseptic foods business. Included in the acquisition were the Birds Eye, Freshlike and VegAll brand names.



         Target Business Description
         ---------------------------
         Mnfr frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables


*Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 11/16/98.

Discounted Cash Flow Analysis

                  United Foods - Discounted Cash Flow Analysis
                  0% Growth Scenario - Per Share Valuation

Capital Expenditures at 100% of Management's Projections

                                           Cost Savings (000's)
                            ----------------------------------------------------
Discount Rate                 -           $500         $750        $1,000
                            ----------------------------------------------------
                 5.0x       $ 0.56        $0.99        $1.21       $1.42
        8%       6.0x       $ 1.85        $2.33        $2.58       $2.82
                 7.0x       $ 3.15        $3.68        $3.94       $4.21

                 5.0x       $(0.11)       $0.29        $0.49       $0.69
       10%       6.0x       $ 1.07        $1.51        $1.74       $1.96
                 7.0x       $ 1.44        $1.90        $2.12       $2.35


Capital Expenditures at 75% of Management's Projections

                                           Cost Savings (000's)
                            ----------------------------------------------------
Discount Rate                 -           $500          $750        $1,000
                            ----------------------------------------------------
                 5.0x       $1.63         $2.06         $2.27       $2.49
        8%       6.0x       $2.92         $3.40         $3.64       $3.88
                 7.0x       $4.21         $4.74         $5.01       $5.27

                 5.0x       $0.90         $1.30         $1.50       $1.70
       10%       6.0x       $2.08         $2.53         $2.75       $2.97
                 7.0x       $2.40         $2.86         $3.09       $3.31


Capital Expenditures at 50% of Management's Projections

                                           Cost Savings (000's)
                            ----------------------------------------------------
Discount Rate                 -           $500          $750        $1,000
                            ----------------------------------------------------
                 5.0x       $2.69         $3.12         $3.34       $3.55
        8%       6.0x       $3.98         $4.47         $4.71       $4.95
                 7.0x       $5.28         $5.81         $6.07       $6.34

                 5.0x       $1.91         $2.31         $2.51       $2.71
       10%       6.0x       $3.09         $3.54         $3.76       $3.98
                 7.0x       $3.36         $3.82         $4.05       $4.28

Discounted Cash Flow Analysis

                United Foods - Discounted Cash Flow Analysis
                2.5% Growth Scenario - Per Share Valuation

Capital Expenditures at 100% of Management's Projections

                                           Cost Savings (000's)
                            ----------------------------------------------------
Discount Rate                 -           $500          $750        $1,000
                            ----------------------------------------------------
                 5.0x       $1.16         $1.59         $1.81       $2.02
        8%       6.0x       $2.62         $3.10         $3.34       $3.59
                 7.0x       $4.09         $4.62         $4.88       $5.15

                 5.0x       $0.42         $0.82         $1.02       $1.22
       10%       6.0x       $1.76         $2.20         $2.43       $2.65
                 7.0x       $2.20         $2.66         $2.88       $3.11


Capital Expenditures at 75% of Management's Projections

                                           Cost Savings (000's)
                            ----------------------------------------------------
Discount Rate                 -           $500          $750        $1,000
                            ----------------------------------------------------
                 5.0x       $2.22         $2.66         $2.87       $3.09
        8%       6.0x       $3.69         $4.17         $4.41       $4.65
                 7.0x       $5.15         $5.68         $5.95       $6.21

                 5.0x       $1.43         $1.83         $2.03       $2.24
       10%       6.0x       $2.77         $3.21         $3.44       $3.66
                 7.0x       $3.16         $3.62         $3.84       $4.07


Capital Expenditures at 50% of Management's Projections

                                           Cost Savings (000's)
                            ----------------------------------------------------
Discount Rate                 -           $500          $750        $1,000
                            ----------------------------------------------------

                 5.0x       $3.29         $3.72         $3.94       $4.15
        8%       6.0x       $4.75         $5.23         $5.48       $5.72
                 7.0x       $6.22         $6.75         $7.01       $7.28

                 5.0x       $2.45         $2.85         $3.05       $3.25
       10%       6.0x       $3.78         $4.23         $4.45       $4.67
                 7.0x       $4.12         $4.58         $4.81       $5.03

Discounted Cash Flow Analysis

United Foods, Inc.

EBITDA (1980-1999)

Historical

1980       1981       1982       1983       1984       1985       1986      1987      1988       1989
-------------------------------------------------------------------------------------------------------
8,965     10,851     11,764     15,698     13,341     12,776      7,142     5,487       251      9,340
            21.0%       8.4%      33.4%     (15.0)%     (4.2)%    (44.1)%   (23.2)%   (95.4)%   3621.1%

 1990       1991       1992       1993      1994      1995       1996       1997       1998       1999
--------------------------------------------------------------------------------------------------------
19,876     14,835     10,918      9,018     9,291    13,621     10,276     12,531     12,127     12,936
 112.8%     (25.4)%    (26.4)%    (17.4)%     3.0%     46.6%     (24.6)%     21.9%      (3.2)%      6.7%

          3 Year    5 year    10 Year
          ---------------------------
Avg.      12,531    12,298    12,543
CAGR         1.6%     (1.3)%   (4.7)%


Smoothed (3-Year)

  1980     1981     1982       1983       1984       1985       1986       1987      1988      1989
--------------------------------------------------------------------------------------------------------
                  10,527     12,771     13,601     13,938     11,086      8,468     4,293     5,026
                               21.3%       6.5%       2.5%     (20.5)%    (23.6)%   (49.3)%    17.1%

 1990      1991       1992       1993       1994      1995       1996       1997       1998       1999
--------------------------------------------------------------------------------------------------------
9,822    14,684     15,210     11,590      9,742    10,643     11,063     12,143     11,645     12,531
 95.4%     49.5%       3.6%     (23.8)%    (15.9)%     9.2%       3.9%       9.8%      (4.1)%      7.6%

          3 Year    5 year    10 Year
          ---------------------------
Avg.      12,106    11,605    11,907
CAGR         1.6%      4.2%      2.7%


Depreciation (1980-1999)

Historical

 1980      1981      1982      1983      1984      1985      1986      1987      1988      1989
------------------------------------------------------------------------------------------------
2,832     2,578     2,565     3,391     3,445     3,415     3,354     3,402     4,059     5,352
           (9.0)%    (0.5)%    32.2%      1.6%     (0.9)%    (1.8)%     1.4%     19.3%     31.9%

 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
-------------------------------------------------------------------------------------------------
5,777     6,086     6,249     6,104     6,005     6,637     7,362     7,859     7,285     7,266
  7.9%      5.3%      2.7%     (2.3)%    (1.6)%    10.5%     10.9%      6.8%     (7.3)%    (0.3)%

        3 Year    5 year    10 Year   20 Year
        ------------------------------------
Avg.    7,470     7,282     6,663     5,051
CAGR     (3.8)%     2.3%      2.6%      5.1%


Smoothed (3-Year)

 1980     1981     1982      1983      1984      1985      1986      1987      1988      1989
----------------------------------------------------------------------------------------------
                  2,658     2,845     3,134     3,417     3,405     3,390     3,605     4,271
                              7.0%     10.2%      9.0%     (0.4)%    (0.4)%     6.3%     18.5%

 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
------------------------------------------------------------------------------------------------
5,063     5,738     6,037     6,146     6,119     6,249     6,668     7,286     7,502     7,470
 18.5%     13.3%      5.2%      1.8%     (0.4)%     2.1%      6.7%      9.3%      3.0%     (0.4)%

        3 Year    5 year   10 Year    18 Year
        -------------------------------------
Avg.    7,419     7,035     6,428     5,056
CAGR      1.3%      4.6%      4.4%      6.3%


Capital Expenditures (1980-1999)

Historical

  1980      1981      1982      1983       1984      1985      1986      1987       1988       1989
----------------------------------------------------------------------------------------------------
 1,914     1,686     3,220    16,276      3,982     5,127     5,979    11,455     22,795      5,957
           (11.9)%    91.0%    405.5%     (75.5)%    28.8%     16.6%     91.6%      99.0%     (73.9)%

 1990      1991      1992      1993      1994      1995      1996       1997      1998      1999
--------------------------------------------------------------------------------------------------
6,794     9,940     2,363     4,948     9,133     9,874    11,914        533     4,774    17,500
 14.1%     46.3%    (76.2)%   109.4%     84.6%      8.1%     20.7%     (95.5)%   795.7%    266.6%

        3 Year     5 year    10 Year   20 Year
        --------------------------------------
Avg.     7,602     8,919     7,777     7,808
CAGR     473.0%     15.4%     11.1%     12.4%


Smoothed (3-Year)

  1980     1981     1982      1983      1984      1985      1986      1987      1988       1989
----------------------------------------------------------------------------------------------------
                   2,273     7,061     7,826     8,462     5,029     7,520    13,410     13,402
                             210.6%     10.8%      8.1%    (40.6)%    49.5%     78.3%      (0.1)%

  1990       1991      1992      1993      1994      1995      1996       1997      1998      1999
---------------------------------------------------------------------------------------------------
11,849      7,564     6,366     5,750     5,481     7,985    10,307      7,440     5,740     7,602
 (11.6%)    (36.2)%   (15.8)%    (9.7)%    (4.7)%    45.7%     29.1%     (27.8)%   (22.8)%    32.4%

        3 Year     5 year   10 Year   18 Year
        -------------------------------------
Avg.     6,928     7,815     7,608     7,837
CAGR       1.1%     (1.2)%    (4.8)%     7.4%

Discounted Cash Flow Analysis

     United Foods, Inc.
     Calculation of Weighted Average Cost of Capital

                                                 (in thousands except per share)

Weighted Average Cost of Capital (WACC)   =  (Equity % of Capitalization)(Cost of Equity) + (Debt % of Capitalization)(Cost of Debt)

                                             32.1% Equity (19.98%) + 67.9% Debt (5.58%)

                                                  10.2%

                Cost of Equity                                                        Data Used
      Cost of Equity  =  Rf+ B (Rm -  Rf)                         Capital Asset Pricing Model                   (a)

      Risk Free Rate  =  Rf                                       10 Year Treasury Yield =                4.49% (b)

Beta of Common Stock  =  B                                        UFD Beta =                               1.3  (c)

 Market Risk Premium  =  (Rm -  Rf)                               Common Stock Returns
                                                                  over Int.-term Gov't Bonds  =            8.9% (d)
      Cost of Equity  =  4.5% + 1.3(*)(8.9%) + 3.5%               Micro-Cap Stock Premium                  3.5%

                                                                  Cost of Debt =                       (1-T)*Ri (e)

      Cost of Equity  =  20.0%                                    Cost of Debt  =                          5.6%

               Capitalization (f) = $20,430 of Market Equity + $43,249 of Long Term Debt   =   $63,679

                                  = 32.1% Equity + 67.9% Debt

(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.

(b) 10 Year Treasury as of 9/30/98.

(c) Beta estimate taken from Value Line Investment Survey.

(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1996. Includes an additional Micro-Cap Stock Premium of 3.5%.

(e) Interest cost of 9.00%, tax adjusted at 38.0%.

(f) Assumes UFD has a targeted capital structure of 32.1% equity and 67.9% debt.

Discounted Cash Flow Analysis

UNITED FOODS, INC. -- Projection Model (0% Growth)
Discounted Cash Flow Analysis -- Operating Cash Flow EBITDA Exit Multiple Method

(Numbers in Thousands)
(Fiscal Year Ended February)

                                                  2000           2001           2002           2003           2004
                                               --------       --------       --------       --------       --------
EBITDA                                         $ 12,938       $ 12,938       $ 12,938       $ 12,938       $ 12,938

Depreciation and amortization                     7,268          7,268          7,268          7,268          7,268
Interest expense                                  4,511          4,304          4,186          4,110          4,031
                                               --------       --------       --------       --------       --------

  Pre-tax income                                  1,159          1,366          1,484          1,560          1,639
Provision for income taxes                          440            519            564            593            623
                                               --------       --------       --------       --------       --------

Net income                                          718            847            920            967          1,016
                                               ========       ========       ========       ========       ========

  Add: Depreciation & amortization                7,268          7,268          7,268          7,268          7,268
  Add: After-tax interest expense                 2,797          2,668          2,595          2,548          2,499
  Less: Net additions to working capital (1)         --             --             --             --             --
  Less: Capital expenditures                     (7,268)        (7,268)        (7,268)        (7,268)        (7,268)
                                               --------       --------       --------       --------       --------

  Operating cash flow                          $  3,515       $  3,515       $  3,515       $  3,515       $  3,515
                                               ========       ========       ========       ========       ========
    Cash flow growth                                               0.0%           0.0%           0.0%           0.0%



                           EQUITY VALUATION MATRIX(2)

Discount               YEAR 2004 EBITDA Exit Multiple
Rate(3)          5.0x         6.0x        7.0x        8.0x
-------          ----         ----        ----        ----
  8.0%         $ 3,815      $12,620     $21,426     $30,231
 10.0%            (754)       7,279      15,312      23,346
 12.0%          (4,869)       2,472       9,814      17,155

Average Valuation of Equity                         $11,487

                    PER SHARE EQUITY VALUATION MATRIX(2) (4)

Discount           YEAR 2004 EBITDA Exit Multiple
Rate(3)          5.0x      6.0x       7.0x       8.0x
-------          ----      ----       ----       ----
  8.0%          $ 0.56     $1.85      $3.15      $4.44
 10.0%          $(0.11)    $1.07      $2.25      $3.43
 12.0%          $(0.71)    $0.36      $1.44      $2.52

Average Per Share Valuation of Equity            $1.69

----------
(1) Excluding cash and short-term debt.
(2) Less total capital liab. (net of cash) of $54,248
(3) Discount rates are near estimates of WACC.
(4) Based on 6.8 million shares outstanding.

United Foods, Inc. -- Projection Model (0% Growth)
Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                 Projected
                                             1999           2000          2001          2002          2003          2004
                                          ----------      --------      --------     ----------     --------      --------
Revenues                                  $ 211,839       $211,839      $211,839      $211,839      $211,839      $211,839
Cost of sales                               172,486        172,486       172,486       172,486       172,486       172,486
                                          ---------       --------      --------      --------      --------      --------
Gross profit                                 39,353         39,353        39,353        39,353        39,353        39,353

General and administrative, net dep.         10,093         10,093        10,093        10,093        10,093        10,093
Direct selling expenses                      16,322         16,322        16,322        16,322        16,322        16,322
                                          ---------       --------      --------      --------      --------      --------
Total operating expenses                     26,415         26,415        26,415        26,415        26,415        26,415

EBITDA                                       12,938         12,938        12,938        12,938        12,938        12,938

Depreciation                                  7,268          7,268         7,268         7,268         7,268         7,268
                                          ---------       --------      --------      --------      --------      --------
Total depreciation & amortization             7,268          7,268         7,268         7,268         7,268         7,268

Total operating income                        5,670          5,670         5,670         5,670         5,670         5,670

Interest expense                              4,179          4,511         4,304         4,186         4,110         4,031
Interest (income)                                --             --            --            --            --            --
Minority interest expense (income)               --             --            --            --            --            --
Other expense                                    --             --            --            --            --            --
Other (income)                                   (4)            --            --            --            --            --
                                          ---------       --------      --------      --------      --------      --------
Other expenses (income)                       4,175          4,511         4,304         4,186         4,110         4,031

Pre-tax income                                1,495          1,159         1,366         1,484         1,560         1,639
Provision for income taxes                      575            440           519           564           593           623
                                          ---------       --------      --------      --------      --------      --------
Net income                                $     920       $    718      $    847      $    920      $    967      $  1,016
                                          =========       ========      ========      ========      ========      ========

United Foods, Inc. -- Projection Model (0% Growth)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                Historical                                      Projected
                                   1999            2000            2001            2002            2003            2004
                                ----------      ---------       ---------       ---------       ---------       ---------
ASSETS
Cash                            $   3,723       $   1,281       $     100       $     100       $     100       $     100
Accounts receivable                18,771          18,771          18,771          18,771          18,771          18,771
Inventory                          36,217          36,217          36,217          36,217          36,217          36,217
Prepaid expenses                    3,508           3,508           3,508           3,508           3,508           3,508
Deferred income taxes               1,238           1,238           1,238           1,238           1,238           1,238
                                ---------       ---------       ---------       ---------       ---------       ---------
Total current assets               63,457          61,015          59,834          59,834          59,834          59,834

Land                               12,562          12,562          12,562          12,562          12,562          12,562
Gross plant and equip.            130,878         138,146         145,414         152,682         159,950         167,218
Accumulated depreciation          (81,354)        (88,622)        (95,890)       (103,158)       (110,426)       (117,694)
                                ---------       ---------       ---------       ---------       ---------       ---------
Net P,P&E                          62,086          62,086          62,086          62,086          62,086          62,086

Fixed assets held for disposal        804             804             804             804             804             804
Notes & accounts receivable            50              50              50              50              50              50
Deferred charges & other assets       723             723             723             723             723             723
                                ---------       ---------       ---------       ---------       ---------       ---------
Total assets                    $ 127,120       $ 124,678       $ 123,497       $ 123,497       $ 123,497       $ 123,497
                                =========       =========       =========       =========       =========       =========

United Foods, Inc. -- Projection Model (0% Growth)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                          Historical                                      Projected
                                             1999            2000            2001            2002            2003            2004
                                          ----------      ---------       ---------       ----------      ---------       ---------
LIABILITIES & EQUITY
Current maturities & short-term debt      $   3,160       $   2,509       $  10,781       $   1,455       $   1,584       $  25,839
Accounts payable                             10,850          10,850          10,850          10,850          10,850          10,850
Accrued liabilities                           6,911           6,911           6,911           6,911           6,911           6,911
Income taxes payable                            135             135             135             135             135             135
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total current liabilities                    21,056          20,405          28,677          19,351          19,480          43,735

Long term debt
     Revolver                                    --              --             481          10,341          10,829          11,397
     Long term debt                          57,971          54,811          52,302          41,521          40,066          38,482
     Line of credit                              --              --              --              --              --              --
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total debt                              57,971          54,811          52,783          51,862          50,895          49,879
     Less current portion                    (3,160)         (2,509)        (10,781)         (1,455)         (1,584)        (25,839)
                                          ---------       ---------       ---------       ---------       ---------       ---------
     Total long-term debt                    54,811          52,302          42,002          50,407          49,311          24,040

Deferred income taxes                         4,585           4,585           4,585           4,585           4,585           4,585
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities                            80,452          77,292          75,264          74,343          73,376          72,360

Common stock                                  6,810           6,810           6,810           6,810           6,810           6,810
Additional paid-in-capital                    3,993           3,993           3,993           3,993           3,993           3,993
Retained earnings                            35,865          36,583          37,430          38,351          39,318          40,334
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total stockholders' equity                   46,668          47,386          48,233          49,154          50,121          51,137
                                          ---------       ---------       ---------       ---------       ---------       ---------
Total liabilities & equity                $ 127,120       $ 124,678       $ 123,497       $ 123,497       $ 123,497       $ 123,497
                                          =========       =========       =========       =========       =========       =========

United Foods, Inc. -- Projection Model (0% Growth)
Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                                                                 Projected
                                                       2000         2001           2002          2003           2004
                                                     -------       -------       --------       -------      ---------
Cash flows from operating activities:
     Net income                                      $   718       $   847       $    920       $   967       $ 1,016
     Depreciation                                      7,268         7,268          7,268         7,268         7,268
                                                     -------       -------       --------       -------       -------
Net cash provided by operating activities              7,986         8,115          8,188         8,235         8,284

Cash flows from investing activities
     Capital expenditures (net of dispositions)       (7,268)       (7,268)        (7,268)       (7,268)       (7,268)
                                                     -------       -------       --------       -------       -------
Net cash provided by investing activities             (7,268)       (7,268)        (7,268)       (7,268)       (7,268)

Cash flows from financing activities
     Repayment of debt                                (3,160)       (2,509)       (11,262)       (2,422)       (2,600)
     Drawdown on revolver                                 --           481         10,341         1,455         1,584
                                                     -------       -------       --------       -------       -------
Net cash provided by financing activities             (3,160)       (2,028)          (920)         (967)       (1,016)
                                                     -------       -------       --------       -------       -------
Net additions to cash                                $(2,442)      $(1,181)      $     (0)      $     0       $     -
                                                     =======       =======       ========       =======       =======

Beginning cash balance                                 3,723         1,281            100           100           100
Ending cash balance                                    1,281           100            100           100           100

Premium Analysis

         United Foods, Inc.
         M&A Premium Analysis

         Based on Adjusted Average Premium (1 Week Before Announcement)

                                                              Implied
         Class           Date       Premium       Price     Offer Price
         -----           ----       -------       -----     -----------
          A             9/9/98       36.45%       $2.63        $3.59
          B             9/9/98       36.45%       $2.81        $3.83

       Percentage of transactions with premiums below 20% is 30.6%

       Based on Adjusted Average Premium (4 Weeks Before Announcement)

                                                               Implied
         Class            Date       Premium       Price     Offer Price
         -----            ----       -------       -----     -----------
          A             8/17/98       42.56%       $2.94        $4.19
          B             8/17/98       42.56%       $3.00        $4.28

          Percentage of transactions with premiums below 20% is 20.7%

United Foods, Inc.
Premium Analysis
Cash Purchases Announced Since 1/1/96


                                                                                                              Premium    Premium
                                                                                        Value of     Price    1 week     4 weeks
   Date      Date                                                                      Transaction    Per    prior to   prior to
Effective Announced  Acquiror Name                    Target Name                       ($ mil)     Share   ann. Date  ann. date
--------- ---------  ------------------------------   ------------------------------    --------    ------  ---------  ---------
08/28/96   01/03/96  Recoton Corp                     International Jensen Inc            109.1      11.00     57.14     49.15
04/30/96   01/08/96  Lockheed Martin Corp             Loral Corp                         8762.4      38.00      7.42      8.19
04/30/96   01/09/96  CompuWare Corp                   Technalysis Corp                     32.6      14.00     16.67     16.67
07/30/96   01/11/96  National Golf Properties Inc     Golf Enterprises Inc                 82.9      12.00     45.46     45.46
02/26/96   01/16/96  Multicare Cos Inc                Concord Health Group                126.9       7.35     43.42     58.92
04/10/96   01/16/96  Depuy Inc(Corange Ltd)           Orthopedic Technology Inc            45.2      10.43     43.89     49.03
04/11/96   01/22/96  Farnell Electronics PLC          Premier Industrial Corp            2722.7      32.92     35.75     34.37
05/09/96   01/23/96  Spartech Corp                    Portage Industries Corp              15.8       6.60     78.98     78.98
07/16/96   01/24/96  First Maryland Bancorp,MD        1st Washington Bancorp Inc           81.9       8.13     51.16     44.44
03/29/96   01/24/96  Cisco Systems Inc                TGV Software Inc                     92.4      15.57     70.63     73.00
04/08/96   01/29/96  WH Brady Co                      Varitronic Systems Inc               42.5      17.50     79.49     62.79
03/04/96   01/31/96  IBM Corp                         Tivoli Systems Inc                  709.8      47.50     25.00     41.79
06/19/96   02/05/96  Bay View Capital,San Mateo,CA    CTL Credit Inc                       65.0      18.00     82.28     69.41
05/01/96   02/12/96  Honeywell Inc                    Duracraft Corp                      286.7      43.50     50.00     68.12
09/18/96   02/13/96  Jacor Communications Inc         Citicasters(American Finl Grp)      767.6      29.50     15.69     28.26
07/12/96   02/13/96  Horizon/CMS Healthcare Corp      Medical Innovations Inc              30.3       1.85     18.40      5.71
07/01/96   02/13/96  LBO Enterprises                  S-K-I Ltd                           135.3      18.00     44.00     39.81
03/20/96   02/14/96  Unilever NV                      Helene Curtis Industries Inc        737.4      70.00     30.23     71.78
05/14/96   02/15/96  Genstar Capital Partners II LP   Andros Inc                           92.6      18.00     24.14     35.85
04/29/96   02/15/96  NationsBank Corp,Charlotte,NC    LDI Corp                             28.1       4.10     21.48     49.09
05/30/96   02/16/96  Tosco Corp                       Circle K Corp                       983.0      30.81     42.47     68.82
06/13/96   02/16/96  Marriott International Inc       Forum Group Inc                     622.3      13.00      8.33     44.44
07/01/96   02/23/96  Silicon Graphics Inc             Cray Research Inc                   770.0      30.00     21.21     20.60
09/16/96   02/26/96  Maxxim Medical Inc               Sterile Concepts Inc                140.2      20.00     60.00     55.34
06/18/96   02/26/96  HS Resources Inc                 Tide West Oil Co                    201.3      15.91     44.64     51.52
07/10/96   02/29/96  TBC Corp                         Big O Tires Inc                      56.6      16.50      7.32     12.82
04/08/96   03/04/96  Lilly Industries Inc             Guardsman Products Inc              227.8      23.00     32.37     57.27
09/27/96   03/13/96  Keystone Consolidated Inds Inc   DeSoto Inc                           36.1       7.65     53.00     80.00
10/31/96   03/20/96  Mercantile Bancorp,St Louis,MO   Todays Bancorp Inc                   88.8      31.81     23.53     31.18
10/04/96   03/26/96  Camco Financial,Cambridge,OH     First Ashland Financial Corp         29.0      20.58     28.61     34.93
08/01/96   03/28/96  Koninklijke Ahold NV             Stop & Shop Cos                    2870.8      33.50     27.01     45.65
07/02/96   03/29/96  Motor Wheel Corp                 Hayes Wheels International Inc      563.8      32.00     33.33     43.02
10/21/96   03/29/96  ISB Financial,New Iberia,LA      Jefferson Bancorp,Gretna,LA          52.0      23.00     16.46     18.71
08/07/96   03/29/96  Abbott Laboratories              MediSense Inc                       821.6      45.00     48.76     39.00
07/19/96   04/01/96  Aetna Life & Casualty Co         US Healthcare Inc                  8939.0      57.00     21.28     18.75
10/15/96   04/10/96  Toronto-Dominion Bank            Waterhouse Investor Services        526.0      38.00     19.69     65.22
06/04/96   04/22/96  El Paso Field Svcs(El Paso)      Cornerstone Natural Gas Co           96.6       6.00     29.73    100.00
07/18/96   04/22/96  Reynolds & Reynolds Co           Duplex Products Inc                  90.1      12.00     28.86     36.17
09/30/96   04/22/96  Pinnacle Banc Grp,Oak Brook,IL   Financial Security,Chicago,IL        42.6      28.50     15.15     10.15
07/10/96   04/22/96  Cisco Systems Inc                StrataCom Inc                      4833.5      57.50     59.72     79.69
06/03/96   04/22/96  K-III Communications Corp        Westcott Communications Inc         438.9      21.50     57.80     56.36

                                                                                                              Premium    Premium
                                                                                        Value of     Price    1 week     4 weeks
   Date      Date                                                                      Transaction    Per    prior to   prior to
Effective Announced  Acquiror Name                    Target Name                       ($ mil)     Share   ann. Date  ann. date
--------- ---------  ------------------------------   ------------------------------    --------    ------  ---------  ---------
10/21/96   04/23/96  Security Banc Corp,OH            Third Financial Corp,Piqua,OH        43.9      33.41     13.74     14.22
10/01/96   04/25/96  Investor Group                   Sterling Chemicals Inc              798.4      12.00     47.69     47.69
10/14/96   04/29/96  Fidelity Financial of Ohio Inc   Circle Finl,Sharonville,Ohio         27.8      38.00     38.18     43.40
09/03/96   04/29/96  Hubco Inc,Mahwah,New Jersey      Hometown Bancorporation Inc,CT       31.9      17.75     29.09     29.09
03/27/97   04/29/96  Provident Cos                    Paul Revere Corp(Textron Inc)      1171.1      26.00      5.58      8.90
08/14/96   05/07/96  Tiger Real Estate Fund LP        Kahler Realty Corp                  222.7      17.00     13.33      9.68
10/01/96   05/10/96  HF Bancorp Inc,Hemet,CA          Palm Springs Savings Bank, CA        17.3      14.38     43.75     43.75
08/30/96   05/13/96  Getinge Industrier AB            MDT Corp                             70.3       5.50     22.22      4.76
11/15/96   05/16/96  Metrocall Inc                    A+ Network Inc                      345.1      21.10     40.67     63.88
07/23/96   05/20/96  General Electric Capital Svcs    AmeriData Technologies Inc          454.8      16.00     25.49     47.13
08/29/96   05/20/96  Finova Group Inc                 Financing for Science Intl Inc       39.2       6.40      6.67     12.53
09/30/96   05/23/96  Luther Burbank Savings,CA        NHS Financial,San Rafael,CA          29.6      11.50     17.95     21.05
09/04/96   05/24/96  Joint Energy Dvlp Investments    Clinton Gas Systems Inc              38.4       6.75     14.89     31.71
07/02/96   05/24/96  Lear Corp                        Masland Corp                        413.5      26.00     18.18     30.00
01/28/97   05/29/96  Regions Finl,Birmingham,AL       Florida First Bancorp Inc,FL         40.9      11.65     19.49     33.14
10/01/96   06/06/96  Investor Group                   AT&T Capital Corp(AT&T Corp)       2128.6      45.00     38.46     42.29
12/09/96   06/06/96  Greater Bay Bancorp              Cupertino National Bancorp,CA        27.7      13.79     20.83     23.03
08/23/96   06/10/96  Vemco Acquisition Corp           Bailey Corp                          47.8       8.75      6.06     11.11
07/22/96   06/10/96  Merck-Medco Managed Care Inc     SysteMed Inc                         64.8       3.00      4.35      9.09
07/23/96   06/11/96  Forstmann Little & Co            Community Health Systems Inc       1080.0      52.00     19.89     18.86
11/07/96   06/13/96  Citizens Financial Group,RI      Farmers & Mechanics Bank,CT          52.9      32.00     62.03     62.03
11/14/96   06/14/96  Western Ohio Financial Corp      Seven Hills Financial                11.0      19.70     19.38     19.38
09/16/96   06/20/96  Public Storage Inc               Public Storage Properties X          50.2      20.92     13.08     10.83
09/16/96   06/20/96  Public Storage Inc               Public Storage Properties XII        55.2      22.34     14.56     15.30
08/23/96   06/21/96  United Communications Group      Computer Petroleum Corp              12.0       3.85     46.67     71.11
12/05/96   06/24/96  Renaissance Cosmetics Inc        MEM Co Inc                           38.2       7.50     81.82     90.48
11/01/96   06/24/96  First Banks America Inc          Sunrise Bancorp,Roseville,CA         18.7       4.00     52.38     45.46
02/21/97   06/27/96  Northwest Svgs Bk,Warren,PA      Bridgeville Savings Bank             18.3      16.00     10.35      8.48
10/02/96   06/28/96  General Re Corp                  National Re Corp                    904.6      53.00     65.63     60.61
09/27/96   06/28/96  Investor Group                   Salem Corp                           46.6      25.00     23.46     11.73
09/25/96   07/01/96  Rockwell International Corp      Brooktree Corp                      261.8      15.00     64.38     16.51
03/25/97   07/01/96  Tribune Co                       Renaissance Commun Corp            1094.4      36.00     19.01     20.50
08/08/96   07/02/96  Beacon Group Energy Investment   Ambar Inc                            66.6      18.00     17.07     50.00
10/10/96   07/12/96  Astor Chemicals                  ADCO Technologies Inc                53.8      10.25     51.85     57.69
03/01/97   07/15/96  FBOP Corp,Oak Park,Illinois      SDNB Finl Corp, San Diego,CA         25.8       8.00     16.36     18.52
08/27/97   07/19/96  Huntsman Corp                    Rexene Corp                         606.8      16.00     60.00     56.10
10/25/96   07/22/96  Cisco Systems Inc                Telebit Corp                        196.3      13.35     22.76      4.71
02/19/97   07/23/96  Capstar Broadcasting Partners    Osborn Communications Corp           89.9      15.38     50.00     38.20
01/03/97   07/29/96  First Nationwide Bank,CA         Cal Fed Bancorp,Los Angeles,CA     1287.8      23.50     32.39     31.47
11/29/96   08/02/96  General Electric Capital Corp    First Colony Corp                  1799.2      36.15     32.66     39.04
04/07/97   08/05/96  American Radio Systems Corp      EZ Communications Inc               687.3      47.30     56.36     89.20

                                                                                                              Premium    Premium
                                                                                        Value of     Price    1 week     4 weeks
   Date      Date                                                                      Transaction    Per    prior to   prior to
Effective Announced  Acquiror Name                    Target Name                       ($ mil)     Share   ann. Date  ann. date
--------- ---------  ------------------------------   ------------------------------    --------    ------  ---------  ---------
02/14/97   08/05/96  PacifiCare Health Systems Inc    FHP International Corp             2000.1      33.27     27.37     19.10
10/03/96   08/07/96  Magna International Inc          Douglas & Lomason Co                134.6      31.00     90.77    103.28
08/06/97   08/09/96  Houston Industries Inc           NorAm Energy Corp                  3648.8      16.12     46.52     41.69
11/25/96   08/14/96  Muenchener Rueckversicherungs    American Re Corp                   3967.8      65.00     41.69     44.04
11/07/96   08/14/96  OSI Holdings Corp                Payco American Corp                 161.9      14.00     17.90     60.00
09/26/96   08/15/96  Sears Roebuck & Co               Orchard Supply Hardware Stores      423.7      35.00     25.56     28.44
09/20/96   08/19/96  Commonwealth Aluminum Corp       CasTech Aluminum Group Inc          328.7      20.50     57.69     45.13
12/17/96   08/26/96  Conseco Inc                      American Travellers Corp            868.3      36.91     37.35     81.17
03/04/97   08/26/96  Conseco Inc                      Capitol American Financial          715.5      37.71     51.60     56.31
01/09/97   08/26/96  Columbus McKinnon Corp           Spreckels Industries Inc            259.4      24.00     24.68     29.73
11/08/96   08/28/96  Doubletree Corp                  Red Lions Hotels(Red Lion Inn)     1174.1      30.38     33.55     31.38
11/14/96   08/29/96  Cypress Group LLC                Amtrol Inc                          227.2      28.25     56.94     56.94
01/06/97   08/30/96  NationsBank Corp,Charlotte,NC    Boatmen's Bancshares,St Louis      9667.1      60.27     48.36     48.36
03/06/97   09/02/96  Potash Corp of Saskatchewan      Arcadian Corp                      1723.3      25.71     20.99     26.96
12/23/96   09/09/96  Revco DS Inc                     Big B Inc(Revco DS Inc)             335.4      17.25     66.27     58.62
01/03/97   09/10/96  Louisiana-Pacific Corp           GreenStone Industries Inc            29.2       5.25     52.73     58.49
03/04/97   09/11/96  American Eco Corp                Chempower Inc                        50.0       6.20     48.06     45.88
06/30/97   09/12/96  Temple-Inland Financial Svcs     California Financial Hldg,CA        146.5      30.00     31.87     31.15
03/31/97   09/16/96  Mutual Savings Bk,Milwaukee,WI   First Fed Bancshares of Eau Cl      132.7      18.85     25.67     25.67
12/06/96   09/16/96  Schnitzer Steel Industries Inc   Proler International Corp            42.5       9.00    125.00    148.28
04/03/97   09/16/96  PennFirst Bancorp,Ellwood,PA     Troy Hill Bancorp,Pennsylvania       22.4      21.15     55.23     52.43
01/27/97   09/16/96  City National Bk,Beverly Hills   Ventura County Natl Bancorp,CA       46.7       5.03     43.71     38.76
02/28/97   09/26/96  AH Belo Corp                     Providence Journal Co              1429.6      32.27     64.43     65.49
06/27/97   09/30/96  Texas Pacific Group Inc          Belden & Blake Corp                 405.7      27.00     27.81     31.71
02/28/97   09/30/96  Cullen/Frost Bankers Inc,Texas   Corpus Christi Bancshares,TX         32.4      18.84     17.75     17.75
04/25/97   10/01/96  Prestige Fragrance & Cosmetics   Cosmetic Center Inc                  32.8       7.63     45.33    103.47
12/02/96   10/07/96  Computer Associates Intl Inc     Cheyenne Software Inc              1247.6      30.50     34.81     30.48
11/22/96   10/08/96  Nash Finch Co                    Super Food Services Inc             164.2      15.50     36.26     29.17
06/03/97   10/15/96  Investor Group                   Conrail Inc                       10435.9     115.00     60.28     60.28
12/23/96   10/15/96  Berkshire Hathaway Inc           FlightSafety International         1518.1      50.00     10.80     10.80
01/27/97   10/16/96  City National Bk,Beverly Hills   Riverside Natl Bk,Riverside,CA       42.8      18.00      2.86     29.73
02/27/97   10/17/96  Investor Group                   Triad Systems Corp                  193.1       9.25     60.87     89.74
03/31/97   10/21/96  Investor Group                   Detroit & Canada Tunnel Corp         36.5      54.00     74.19     54.29
04/16/97   10/23/96  Thomas H Lee Equity Fund III     Syratech Corp                       304.4      32.00     28.00     29.29
07/01/97   10/31/96  Patriot American Hospitality     California Jockey Club/Bay          199.7      33.00     88.57    103.08
12/18/96   10/31/96  Food Lion Inc                    Kash N' Karry Food Stores Inc       347.1      26.00     33.33      6.67
02/27/97   11/04/96  JC Penney Co                     Eckerd Corp                        3298.5      35.00     28.44     29.63
03/05/97   11/04/96  Citizens Bank of Massachusetts   Grove Banks,Chesnut Hill,MA          78.7      51.00     46.76     50.00
05/19/97   11/04/96  Glendale Fed Bk,Glendale,CA      TransWorld Bancorp,California        63.2      18.25     12.31     30.36
03/14/97   11/05/96  Harbour Group Ltd                Panatech Research&Development        29.2       7.00     55.56     51.35
06/13/97   11/07/96  Shoreline Financial Corp,MI      SJS Bancorp Inc,St Joseph,MI         26.5      27.00     13.68     24.14

                                                                                                              Premium    Premium
                                                                                        Value of     Price    1 week     4 weeks
   Date      Date                                                                      Transaction    Per    prior to   prior to
Effective Announced  Acquiror Name                    Target Name                       ($ mil)     Share   ann. Date  ann. date
--------- ---------  ------------------------------   ------------------------------    --------    ------  ---------  ---------
06/12/97   11/12/96  Investor Group                   Leslie's Poolmart                   112.8      14.50     31.82     31.82
12/17/96   11/13/96  IBM Corp                         Edmark Corp                         123.8      15.50     63.16     31.92
01/20/97   11/13/96  FCY Inc                          Medex Inc                           150.6      23.50     57.98     66.74
06/27/97   11/14/96  Vermont Financial Services,VT    Eastern Bancorp,Williston,VT         91.9      24.23      4.22     16.77
01/15/97   11/15/96  Mountasia Entertainment          Mountasia Entertainment              98.2       3.50     12.00     40.00
01/02/97   11/18/96  Intermet Corp                    Sudbury Inc                         155.4      12.50     25.00      9.89
05/01/97   11/22/96  ABN-AMRO Holding NV              Standard Fed Bancorp,Troy,MI       1971.1      59.00      6.79     15.40
02/28/97   11/25/96  PCA International Inc            American Studios Inc                 66.3       2.50    110.53    166.67
01/09/97   11/25/96  Applied Materials Inc            Opal Inc                            189.6      18.50     64.44    105.56
12/30/96   11/26/96  Clorox Co                        Armor All Products(McKesson)        410.1      19.09     13.97     13.97
01/16/97   11/27/96  Bell Industries Inc              Milgray Electronics Inc             100.0      14.77     16.99     20.57
04/30/97   11/29/96  CityFront Center LLC             Chicago Dock and Canal Trust        177.9      25.00     22.70     22.70
01/06/97   11/29/96  Tyco International Ltd           ElectroStar Inc                     111.0      14.00     27.27     16.67
01/30/97   12/02/96  Venator Group Inc                Eastbay Inc                         146.0      24.00     28.00     23.08
05/01/97   12/03/96  Dime Bancorp Inc,New York,NY     BFS Bankorp Inc,New York,NY          91.5      52.00     16.85     22.35
02/26/97   12/05/96  ServiceMaster LP                 Barefoot Inc                        230.9      16.00     28.00     42.22
04/11/97   12/05/96  Public Storage Inc               Public Storage Properties XIV        82.4      26.00     30.82     31.65
04/11/97   12/05/96  Public Storage Inc               Public Storage Properties XV         79.1      26.00     28.40     32.48
01/10/97   12/05/96  Hadco Corp                       Zycon Corp                          211.7      18.00     46.94     94.60
02/21/97   12/11/96  Aon Corp                         Alexander & Alexander Services     1227.4      17.50      8.53      9.38
01/27/97   12/16/96  Zurn Industries Inc              Eljer Industries Inc                175.6      24.00     84.62     90.10
01/27/97   12/16/96  Millipore Corp                   Tylan General Inc                   147.7      16.00     26.73     26.73
03/25/97   12/19/96  NIPSCO Industries Inc            IWC Resources Corp                  290.6      32.00     39.13     45.46
07/01/97   12/23/96  Mercantile Bancorp,St Louis,MO   Roosevelt Finl Group,Missouri      1187.1      24.43     32.05     26.09
04/16/97   12/24/96  American General Corp            Home Beneficial Corp                665.1      39.00     39.29     50.00
06/09/97   12/26/96  Commerce Security Bancorp,CA     Eldorado Bancorp,Tustin,CA           91.7      23.00     14.29     12.88
05/01/97   12/27/96  US Bancorp,Portland,Oregon       Business & Professional Bk,CA        33.5      18.00     20.00     30.91
02/25/97   01/07/97  MedTrans Inc(Laidlaw Inc)        American Medical Response Inc      1011.1      40.00     23.08     36.75
02/10/97   01/07/97  DLB Oil & Gas Inc                Bonray Drilling Corp                 12.7      30.00     11.11     30.44
04/24/97   01/17/97  AMF Bowling Centers(AMF Group)   American Recreation Centers          70.7       8.50     33.33     70.00
07/08/97   01/21/97  First Maryland Bancorp,MD        Dauphin Deposit Corp,PA            1343.4      46.93     43.28     48.97
03/05/97   01/22/97  Western Atlas Inc                Norand Corp                         320.8      33.50     87.41     94.20
07/02/97   01/24/97  American Standard Inc            INCSTAR Corp(Sorin Biomedical)      106.3       6.32     53.21     68.53
07/24/97   01/27/97  EndoSonics Corp                  Cardiometrics Inc                    56.8       7.54     13.81     47.12
03/07/97   01/27/97  Honeywell Inc                    Measurex Corp                       597.0      35.00     42.13     45.83
03/10/97   02/03/97  Scotsman Industries Inc          Kysor Industrial Corp               359.2      43.00     17.01     24.64
03/31/97   02/10/97  Vencor Inc                       TheraTx Inc                         378.2      17.10     35.45     59.07
03/24/97   02/11/97  Johnson & Johnson                Innotech Inc                        135.6      13.75     64.18     54.93
09/17/97   02/14/97  Greenwich Air Services Inc       UNC Inc                             442.7      15.00     41.18     36.36
06/27/97   02/18/97  NGC Corp                         Destec Energy Inc                  1222.4      21.65     80.42     63.40
08/06/97   02/19/97  United Bankshares Inc,WV         First Patriot Bankshares,VA          35.4      17.00      9.68      4.62

                                                                                                              Premium    Premium
                                                                                        Value of     Price    1 week     4 weeks
   Date      Date                                                                      Transaction    Per    prior to   prior to
Effective Announced  Acquiror Name                    Target Name                       ($ mil)     Share   ann. Date  ann. date
--------- ---------  ------------------------------   ------------------------------    --------    ------  ---------  ---------
07/07/97   02/25/97  Pacific Century Financial Corp   CU Bancorp,Encino,California        178.4      15.34     18.00     25.22
07/21/97   02/26/97  MassBank Corp,Reading,MA         Glendale Co-Operative Bank,MA         6.9      28.00     33.33     40.00
08/01/97   02/28/97  CIGNA Corp                       Healthsource Inc                   1652.7      21.75     32.82     64.15
06/27/97   03/04/97  Ultimate Electronics Inc         Audio King Corp                       6.0       2.10     68.00     68.00
08/13/97   03/06/97  Fireman's Fund Insurance Co      Crop Growers Corp                    82.1      10.25     15.49     41.38
09/02/97   03/10/97  General Electric Co              Greenwich Air Services Inc          519.2      31.00     33.33     34.78
04/15/97   03/11/97  PacifiCorp Holdings Inc          TPC Corp                            408.5      13.41     65.05     55.48
10/01/97   03/14/97  Marshall & Ilsley,Milwaukee,WI   Security Capital,Milwaukee,WI      1115.8     111.06     32.61     39.92
09/04/97   03/17/97  TCF Finl Corp,Minneapolis,MN     Standard Financial,Chicago,IL       428.0      25.81     28.25     24.76
06/17/97   03/20/97  InvestCorp                       Falcon Building Products Inc        584.5      17.75     49.47     52.69
06/12/97   03/21/97  Olicom A/S                       CrossComm Corp                       84.6       8.93     70.17     70.17
04/28/97   03/24/97  Elsevier Science                 MDL Information Systems             310.7      32.00     43.82     54.22
05/07/97   03/25/97  IBP Inc (Occidental Petroleum)   Foodbrands America Inc              657.5      23.40     50.97     61.38
09/03/97   03/26/97  Hearst Broadcasting Group        Argyle Television Inc               322.2      26.50     16.48     14.60
08/01/97   03/26/97  Deposit Guaranty,Jackson,MS      CitiSave Finl,Baton Rouge,LA         20.3      20.50     50.46     46.43
10/01/97   03/31/97  Astoria Finl,Lake Success,NY     Greater NY Svgs Bk,New York,NY      318.1      25.16     56.01     62.30
06/03/97   03/31/97  Moore Corp Ltd                   Peak Technologies Group Inc         169.8      18.00     97.26     65.52
08/28/97   04/08/97  Citizens Financial Group,RI      BNH Bancshares,New Haven,CT          58.0      15.50     26.53     19.23
06/12/97   04/08/97  Jacor Communications Inc         Premiere Radio Networks Inc         208.9      18.78     19.23     19.23
06/24/97   04/09/97  Public Storage Inc               Public Storage Properties XVI        84.2      20.01      5.32      2.62
06/24/97   04/09/97  Public Storage Inc               Public Storage Ppties XVIII          78.6      19.55      7.12      2.90
06/24/97   04/09/97  Public Storage Inc               Public Storage Properties XIX        67.9      16.52      3.25      3.25
05/13/97   04/09/97  Tomkins PLC                      Stant Corp                          574.0      21.50     48.28     49.57
07/21/97   04/09/97  Procter & Gamble Co              Tambrands Inc                      2003.9      50.00     14.94     14.94
06/13/97   04/10/97  Hedstrom Corp(Hedstrom Hldgs)    ERO Inc                             203.6      11.25     16.88     30.44
06/26/97   04/10/97  Compaq Computer Corp             Microcom Inc                        267.6      16.25     91.18     35.42
11/12/97   04/14/97  Neptune Orient Lines Ltd         APL Ltd                             878.5      33.50     65.43     42.55
01/05/98   04/14/97  Patriot Amer Hosp/Wyndham Intl   Wyndham Hotel Corp                  773.1      30.53     44.52     48.93
06/30/97   04/15/97  Lernout & Hauspie Speech         Kurzweil Applied Intelligence        51.3       5.52     69.69     66.49
07/10/97   04/18/97  Investor Group                   LIVE Entertainment Inc               53.1       6.00      6.67     50.00
05/28/97   04/21/97  ITT Industries Inc               Goulds Pumps Inc                    922.1      37.00     57.45     60.87
06/10/97   04/21/97  Harcourt General Inc             National Education Corp             776.1      21.00     54.13     40.00
09/04/97   04/22/97  Fox Kids Worldwide Inc           International Family Ent Inc       1862.9      35.00     95.80    107.41
12/12/97   04/25/97  Peoples Bancorp,Marietta,OH      Gateway Bancorp,KY                   20.6      18.75     15.39     25.00
10/01/97   05/01/97  Area Bancshares Corp,Kentucky    Cardinal Bancshares,Kentucky         96.0      60.26     33.91     31.00
08/01/97   05/01/97  Chart Industries Inc             Cryenco Sciences Inc                 19.2       2.75     76.00     72.55
07/30/97   05/01/97  Choucroute Partners              David White Inc                       5.9      12.00     14.29     18.52
08/19/97   05/05/97  Giant Eagle Inc                  Riser Foods Inc                     468.5      42.00     29.23     26.79
06/13/97   05/05/97  Incentive AB                     Vivra Inc                          1660.5      35.62     41.77     35.70
08/15/97   05/06/97  GTE Corp                         BBN Corp                            713.8      29.00     32.57     64.54
01/05/98   05/06/97  Foundation Health Systems Inc    Physicians Health Services Inc      268.2      28.25     26.97     51.68

                                                                                                              Premium    Premium
                                                                                        Value of     Price    1 week     4 weeks
   Date      Date                                                                      Transaction    Per    prior to   prior to
Effective Announced  Acquiror Name                    Target Name                       ($ mil)     Share   ann. Date  ann. date
--------- ---------  ------------------------------   ------------------------------    --------    ------  ---------  ---------
07/25/97   05/06/97  Riddell Sports Inc               Varsity Spirit                       91.0      18.90     28.14     23.93
06/03/98   05/07/97  Unitrin Inc                      Reliable Life Insurance Co          261.1     120.13     51.11     52.06
09/10/97   05/08/97  Nicolet Biomedical Inc           Imex Medical Systems Inc              9.3       1.35      2.76      2.76
11/04/97   05/08/97  Apollo Management LP             Living Centers of America Inc      1048.2      40.50     22.73     41.49
10/16/97   05/12/97  CTS Corp                         Dynamics Corp of America            244.6      64.08     94.17    112.70
08/14/97   05/21/97  Oxford Automotive Inc            Howell Industries Inc                23.0      37.00     30.40     32.14
10/06/97   05/23/97  Price Communications Corp        Palmer Wireless Inc                 870.4      17.50     55.56     64.71
08/08/97   05/27/97  Columbia Natural Resources Inc   Alamco Inc                          102.8      15.75     11.50     16.67
07/03/97   05/28/97  Owens Corning                    Fibreboard Corp                     631.2      55.00     22.22     49.66
07/09/97   05/30/97  Whitehall Street Real Estate     Integrated Living Communities        79.7      11.50     21.05     50.82
10/16/97   05/30/97  Colonnade Capital LLC            National Picture and Frame Co        60.3      12.00     28.00     28.00
09/08/97   06/03/97  Humana Inc                       Physician Corp of America           405.1       7.00     12.00     23.08
07/14/97   06/05/97  Intermedia Communications Inc    DIGEX Inc                           171.6      13.00     35.95     31.65
10/14/97   06/06/97  Excel Communications Inc         Telco Communications Group Inc     1046.5      29.24     23.77     26.44
10/01/97   06/09/97  SAFECO Corp                      American States Financial Corp     3127.1      47.00     48.62     57.32
07/15/97   06/09/97  Atlas Copco North America Inc    Prime Service Inc                  1112.0      32.00     29.95     31.28
10/01/97   06/12/97  Thyssen AG                       Giddings & Lewis Inc                703.0      21.00      9.80      0.60
08/29/97   06/16/97  United Dominion Industries Ltd   Core Industries Inc                 275.2      25.00     37.93     49.25
09/30/97   06/16/97  Investor Group                   Frederick's of Hollywood, Inc.       69.4       7.75     44.47     25.95
10/10/97   06/16/97  Genesis Eldercare                Multicare Cos Inc                  1249.1      28.00     13.71     34.94
07/24/97   06/17/97  Monterey Resources Inc           McFarland Energy Inc                111.2      18.55     41.33     44.78
07/25/97   06/17/97  CCL Industries Inc               Seda Specialty Packaging Corp       182.6      29.00     36.47     52.63
08/15/97   06/19/97  Gateway 2000 Inc                 Advanced Logic Research Inc         206.8      15.50     30.53     34.78
11/13/97   06/23/97  Crestar Finl Corp,Richmond,VA    American National Bancorp,MD         75.2      20.32     33.21     36.57
10/17/97   06/23/97  General Motors Acceptance(GM)    Integon Corp                        517.1      26.00     92.59     74.79
10/14/97   06/24/97  Louis Dreyfus Natural Gas        American Exploration Co             275.5      15.96     15.03     21.60
07/25/97   06/24/97  JW Childs Equity Partners LP     Jillians Entertainment Corp           4.7       0.50     77.78     45.46
09/29/97   06/24/97  Three Rivers Holding Corp        SMT Health Services Inc              75.6      11.75      2.17      8.05
10/09/97   06/30/97  Eaton Corp                       Fusion Systems Corp                 308.6      39.00      9.86     24.30
12/18/97   07/01/97  HMN Financial,Spring Valley,MN   Marshalltown Financial Corp,IA       25.9      17.51     12.97     16.73
09/23/97   07/02/97  Bunzl PLC                        American Filtrona Corp              183.5      46.52      2.24      3.38
10/28/97   07/02/97  Summa Industries Inc             Calnetics Corp                       23.4       7.35     33.64     25.11
09/26/97   07/03/97  Port Royal Holdings Inc          Krystal Co                          145.4      14.50    169.77    176.19
08/06/97   07/03/97  Raab Karcher AG(VEBA AG)         Wyle Electronics                    633.0      50.00     38.41     35.14
10/24/97   07/08/97  ING Groep NV                     Equitable of Iowa Cos              2626.4      68.00     20.35     21.70
09/23/97   07/09/97  CDSI Holding Corp                Control Data Systems Inc            273.9      20.25     30.65     35.00
10/28/97   07/14/97  Investor Group                   Katz Media Group                    371.9      11.00     69.23     93.41
09/04/97   07/15/97  Nortek Inc                       Ply-Gem Industries Inc              476.3      19.50     16.42     19.08
09/29/97   07/17/97  Lucent Technologies Inc          Octel Communications Corp          1824.8      31.00     37.40     41.31
12/02/97   07/23/97  Benihana Inc                     Rudy's Restaurant Group              18.8       5.00     70.21     72.04
09/15/97   07/24/97  Mallinckrodt Inc                 Nellcor Puritan-Bennett            1858.4      28.50     43.40     57.24

                                                                                                              Premium    Premium
                                                                                        Value of     Price    1 week     4 weeks
   Date      Date                                                                      Transaction    Per    prior to   prior to
Effective Announced  Acquiror Name                    Target Name                       ($ mil)     Share   ann. Date  ann. date
--------- ---------  ------------------------------   ------------------------------    --------    ------  ---------  ---------
02/02/98   07/28/97  Intel Corp                       Chips and Technologies Inc          422.9      17.50     32.08     68.68
10/08/97   07/28/97  Sun Healthcare Group Inc         Regency Health Services Inc         587.9      22.00     50.43     43.09
09/24/97   07/31/97  American Industrial Partners     Bucyrus International Inc           193.3      18.00     46.94     71.43
01/27/98   07/31/97  Western Bancorp,California       Santa Monica Bank                   198.2      28.00     17.59     28.74
09/26/97   08/01/97  Integrated Health Services Inc   Community Care of America Inc        94.0       4.00     18.52     88.24
12/02/97   08/07/97  SPS Technologies Inc             Magnetic Technologies Corp           16.8       5.00     25.00     33.33
12/22/97   08/08/97  USF&G Corp                       Titan Holdings Inc                  278.1      22.47     19.06     24.85
12/19/97   08/11/97  Confetti Acquisition Inc         Amscan Holdings Inc                 334.9      16.50     37.50     46.67
09/17/97   08/12/97  Steris Corp                      Isomedix Inc                        139.8      20.50     15.49     13.89
03/03/98   08/12/97  Hicks Muse Tate & Furst Inc      LIN Television Corp                1960.6      55.00     18.75     18.01
09/24/97   08/14/97  MedPartners Inc                  Talbert Medical Management          189.0      63.00     18.87     36.96
12/29/97   08/14/97  Madison Dearborn Partners        Tuesday Morning Corp                298.6      25.00     25.79     11.11
12/05/97   08/14/97  Comforce Corp                    Uniforce Services Inc               140.7      32.24     37.56     52.62
10/21/97   08/25/97  Household International Inc      ACC Consumer Finance Corp           186.9      21.39     34.75     29.64
10/03/97   08/25/97  Cambrex Corp                     BioWhittaker Inc                    130.5      11.63     38.87     47.68
12/22/97   08/26/97  Imperial Holly Corp              Savannah Foods & Industries         582.9      20.25     14.89     17.39
02/25/98   08/28/97  Wellsford Real Properties Inc    Value Property Trust                186.6      16.17     20.90     18.68
10/10/97   08/28/97  Applied Power Inc                Versa Technologies Inc              141.9      24.63     33.11     31.33
01/09/98   09/04/97  Tyson Foods Inc                  Hudson Foods Inc                    648.4      21.23     31.63     28.64
11/26/97   09/05/97  Misys PLC                        Medic Computer Systems Inc          915.8      35.00     12.00     25.00
12/22/97   09/11/97  Pillowtex Corp                   Fieldcrest Cannon Inc               768.2      34.00      8.58     31.72
12/09/97   09/12/97  Tivoli Systems Inc(IBM Corp)     Unison Software Inc                 183.0      15.00     25.00     22.45
02/06/98   09/15/97  Star Banc Corp,Cincinnati,OH     Great Financial Corp,Kentucky       663.5      44.00     23.51     33.84
01/16/98   09/19/97  Marshall Industries              Sterling Electronics Corp           217.6      21.00     30.23     57.01
12/05/97   09/22/97  Conseco Inc                      Washington National Corp            424.0      33.25      4.11     12.24
01/22/98   09/23/97  Investor Group                   El Chico Restaurants Inc             49.2      12.75     75.86    104.00
01/12/98   09/23/97  Shell Oil(Royal Dutch Petro)     Tejas Gas Corp                     2165.6      61.50     22.39     33.70
11/24/97   09/24/97  Ligand Pharmaceuticals Inc       Allergan Ligand Retinoid             71.4      21.97     11.59      7.83
02/19/98   09/25/97  Carpenter Technology Corp        Talley Industries Inc               309.4      12.00     10.98     34.27
12/22/97   09/29/97  Wallace Computer Services Inc    Graphic Industries Inc              424.5      21.75     19.18     34.88
11/26/97   09/30/97  AHC Acquisition Corp             Arbor Health Care Co                424.2      45.00     19.60     26.76
12/05/97   10/01/97  Land O' Lakes Inc                Alpine Lace Brands Inc               48.4       9.13     48.98     46.00
12/23/97   10/09/97  Borden Chemical Inc(Borden)      Melamine Chemicals Inc              119.7      20.50     72.63     70.83
11/19/97   10/10/97  Kennametal Inc                   Greenfield Industries Inc           957.0      38.00     26.67     44.08
11/21/97   10/15/97  FinishMaster Inc(Lacey Distn)    Thompson PBE Inc                     69.3       8.00     33.33     42.22
02/12/98   10/16/97  Hartford Financial Services      Omni Insurance Group Inc            184.7      31.75     75.78    130.91
12/29/97   10/17/97  Emerson Electric Co              Computational Systems Inc           158.6      29.65     48.25     62.47
11/19/97   10/17/97  BTR PLC                          Exide Electronics Group Inc         583.2      29.00    133.17    149.46
03/31/98   10/17/97  First Federal Savings,Iowa       GFS Bancorp Inc,Grinnell,IA          17.9      17.65      7.38     13.87
02/24/98   10/20/97  Starwood Hotels & Resorts        ITT Corp                          13748.2      85.00     98.25     95.40
03/06/98   10/20/97  Kinder Morgan Energy Partners    Santa Fe Pacific Pipeline          1473.0      54.21     33.24     38.56

                                                                                                              Premium    Premium
                                                                                        Value of     Price    1 week     4 weeks
   Date      Date                                                                      Transaction    Per    prior to   prior to
Effective Announced  Acquiror Name                    Target Name                       ($ mil)     Share   ann. Date  ann. date
--------- ---------  ------------------------------   ------------------------------    --------    ------  ---------  ---------
01/07/98   10/21/97  Berkshire Hathaway Inc           International Dairy Queen Inc       596.9      27.00      9.09      9.37
02/27/98   10/23/97  Eastern Bank Corp,Lynn,MA        Emerald Isle Bancorp,Quincy,MA       76.6      33.00     28.78     33.33
02/10/98   10/27/97  National Australia Bank Ltd      HomeSide Inc                       1230.1      27.83     12.14      7.28
04/01/98   10/28/97  First Empire State Corp,NY       ONBANCorp Inc,Syracuse,NY           893.0      69.50     12.89     21.40
05/22/98   11/03/97  FirstMerit Corp                  CoBancorp Inc                       157.3      44.50     30.88     52.14
03/03/98   11/12/97  Tekni-Plex Inc                   PureTec Corp                        324.6       3.50     34.94     31.77
03/25/98   11/13/97  Investor Group                   Chartwell Leisure Inc               240.8      17.25      4.55     11.29
01/08/98   11/18/97  Cendant Corp                     Jackson Hewitt                      468.2      68.00     21.70     47.83
02/27/98   11/19/97  Texas Instruments Inc            Amati Communications Corp           459.8      20.00     44.14     13.48
01/28/98   11/21/97  TRW Inc                          BDM International Inc               888.0      29.50     43.47     38.01
01/20/98   11/21/97  Co-Steel Inc                     New Jersey Steel(Von Roll)          173.5      23.00    170.59    166.67
02/03/98   11/24/97  Davel Communications Group Inc   Communications Central Inc          102.4      10.50     25.37     12.00
01/07/98   11/24/97  Cypress Group LLC                General Host Corp                   326.2       5.50     62.96     79.59
02/25/98   11/26/97  Investor Group                   Universal Hospital Services         133.0      15.50     29.17     25.25
12/30/97   11/28/97  Lund International Holdings      Deflecta-Shield Corp                 89.8      16.00     33.33     77.78
06/02/98   12/02/97  Patriot Amer Hosp/Wyndham Intl   Interstate Hotels Co               2055.9      37.50      8.70     27.39
02/13/98   12/12/97  Voith Sulzer Paper Technology    Impact Systems Inc                   28.6       2.75     49.15     44.26
05/29/98   12/12/97  Bethlehem Steel Corp             Lukens Inc                          700.2      30.00     94.33     69.61
05/01/98   12/15/97  US Bancorp,Minneapolis,MN        Piper Jaffray Cos                   767.8      37.25     24.17     54.01
01/30/98   12/16/97  SulzerMedica(Gebrueder Sulzer)   Spine-Tech Inc                      621.1      52.00     52.94     55.81
01/23/98   12/17/97  InvaCare Corporation             Suburban Ostomy Supply Co Inc       130.8      11.75     13.25     13.25
06/17/98   12/19/97  Harsco Corp                      Chemi-Trol Chemical Co               46.1      23.00     61.40     64.29
05/20/98   12/22/97  MDC Communications Corp          Artistic Greetings Inc               33.6       5.70     47.10     52.00
04/01/98   12/23/97  Outsourcing Solutions Inc        Union Corp                          193.0      31.50     13.51     23.53
07/06/98   12/30/97  Pacific Bank NA,CA               Sterling West Bancorp,CA             12.2       7.11     35.43     23.65
07/17/98   01/05/98  Meditrust Acquisition Co         La Quinta Inns Inc                 2907.5      26.00     35.95     35.95
04/01/98   01/06/98  Oakwood Homes Corp               Schult Homes Corp                   101.4      22.50     10.43     19.21
02/19/98   01/12/98  Research Institute of America    Computer Language Research Inc      325.4      22.50     62.16     69.81
07/31/98   01/13/98  CertainTeed Corp                 Bird Corp                            39.2       5.50     18.92     29.41
06/02/98   01/14/98  EastGroup Properties             Meridian Point Realty Trust          51.7       8.50     65.85     88.89
10/05/98   01/20/98  Albertson's Inc                  Buttrey Food and Drug Stores        139.2      15.50     44.19     47.62
05/27/98   01/20/98  Investor Group                   Regal Cinemas Inc                  1462.7      31.00     10.71     34.78
05/15/98   01/21/98  Microsemi Corp                   BKC Semiconductors Inc               13.3       9.17     59.48     66.73
06/11/98   01/26/98  Compaq Computer Corp             Digital Equipment Corp             9123.7      60.00     50.25     62.45
03/03/98   01/27/98  Sage Group PLC                   State of the Art Inc                245.2      22.00     35.39     35.39
03/05/98   01/28/98  Kerr Group Inc                   Sun Coast Industries Inc             45.5      10.75     62.26     84.95
06/05/98   01/29/98  US Aggregates Inc                Monroc Inc                           50.3      10.77     10.46      6.37
05/21/98   01/29/98  AmeriServe Food Distn Inc        ProSource Inc(Onex Corp)            343.3      15.00    106.90    100.00
06/18/98   02/09/98  USA Waste Services Inc           American Waste Services             122.1       4.00    156.00    166.67
06/30/98   02/09/98  Banco Bilbao Vizcaya SA          PonceBank                           164.5      26.10     14.10     25.78
04/16/98   02/09/98  Fountain View(Heritage)          Summit Care Corp                    275.1      21.00     31.25     37.71

                                                                                                              Premium    Premium
                                                                                        Value of     Price    1 week     4 weeks
   Date      Date                                                                      Transaction    Per    prior to   prior to
Effective Announced  Acquiror Name                    Target Name                       ($ mil)     Share   ann. Date  ann. date
--------- ---------  ------------------------------   ------------------------------    --------    ------  ---------  ---------
06/04/98   02/10/98  Canadian National Railway Co     Illinois Central Corp              2931.0      39.00     20.00     18.86
06/10/98   02/11/98  Sombrero Acquisition Corp        MTL Inc                             250.1      40.00     38.53     56.10
05/20/98   02/11/98  Wolters Kluwer NV                Waverly Inc                         375.6      39.00     50.73     50.73
08/17/98   02/17/98  HB Acquisition Corp              Bell Sports Corp                    165.7      10.25     13.10      8.61
05/27/98   02/17/98  Applied Graphics Technologies    Devon Group Inc                     474.4      60.08     32.03     37.91
10/15/98   02/19/98  Hollywood Park Inc               Casino Magic Corp                   344.8       2.27     32.07     32.07
04/06/98   02/24/98  Siebe PLC                        Wonderware Corp                     362.7      24.00     59.34     79.44
08/17/98   03/02/98  El Paso Natural Gas Co           DeepTech International              375.4      14.00      9.80     15.46
04/30/98   03/02/98  Sunbeam Corp                     First Alert Inc                     129.2       5.25     90.91    110.00
04/30/98   03/02/98  Sunbeam Corp                     Signature Brands USA Inc             81.7       8.25     60.98    106.25
05/20/98   03/05/98  Xerox Corp                       Intelligent Electronics Inc         341.6       7.60     19.22     34.37
07/31/98   03/06/98  Aluminum Co of America{Alcoa}    Alumax Inc                         3944.2      49.39     33.26     36.25
04/30/98   03/06/98  ASK AS                           Proxima Corp                         82.9      11.00     25.71     23.94
06/25/98   03/09/98  American Cellular Corp           PriCellular Corp                   1385.2      14.00     16.67     16.06
06/19/98   03/10/98  Communications Instruments Inc   Corcom Inc                           51.7      13.00     31.65     36.84
04/20/98   03/12/98  Great Universal Stores PLC       Metromail Corp                      837.9      34.50     28.37     30.19
07/31/98   03/13/98  Investor Group                   MedCath Inc                         227.8      19.00     10.95     34.51
07/10/98   03/16/98  Abbott Laboratories              International Murex Tech Corp       232.7      13.00     38.21     50.73
05/11/98   03/30/98  Knowledge Beginnings Inc         Children's Discovery Centers         89.1      12.25     16.67     25.64
07/21/98   04/03/98  NE Restaurant Co Inc             Bertucci's Inc                       96.5      10.50     35.48     35.48
05/19/98   04/08/98  Huntsman Packaging Corp          Blessings Corp                      269.7      21.00     18.31     34.94
05/15/98   04/09/98  Richfood Holdings Inc            Dart Group Corp                     193.3     160.00     11.89     19.40
07/29/98   04/09/98  Camelot Music Holdings           Spec's Music Inc                     26.8       3.30     65.00     65.00
06/26/98   04/10/98  CompuCom SystemsInc(Safeguard)   Dataflex Corp                        25.2       4.10      9.33     23.77
05/29/98   04/15/98  Siebe PLC                        Simulation Sciences Inc             146.5      10.00     16.79     11.11
07/21/98   04/17/98  Sterling Commerce Inc            XcelleNet Inc                       214.3      22.02     12.55      7.73
08/25/98   04/21/98  Investor Group                   PCA International Inc               232.5      26.50     17.78     20.46
06/24/98   04/21/98  General Electric Co PLC          Tracor Inc                         1323.5      40.00     16.79     25.00
06/29/98   04/22/98  Evans & Sutherland Computer      AccelGraphics Inc                    55.9       5.75     22.67     21.05
07/31/98   04/23/98  Piccadilly Cafeterias Inc        Morrison Restaurants Inc             46.2       5.00     73.91     81.82
08/30/98   04/27/98  Genesis Health Ventures Inc      Vitalink Pharmacy Services Inc      678.4      22.50     12.15      6.51
06/01/98   04/27/98  Lucent Technologies Inc          Yurie Systems Inc                  1044.1      35.00     17.40     49.73
07/20/98   04/28/98  Snap-On Inc                      Hein-Werner Corp                     37.5      12.60     65.25     80.00
06/10/98   05/04/98  Tropical Sportswear Intl Corp    Farah Inc                            93.6       9.00     44.00     39.81
06/29/98   05/04/98  ARCO                             Union Texas Petroleum Holdings     2741.4      29.00     46.84     36.47
09/25/98   05/05/98  Investor Group                   Allied Digital Technologies Co       69.2       5.00     14.29     37.93
08/06/98   05/06/98  Fidelity & Deposit Co of MD      Mountbatten Inc                      43.4      14.60      6.18      4.29
06/15/98   05/08/98  Agrobios(Desc SA de CV)          Authentic Specialty Foods Inc       141.9      17.00     13.33     37.37
07/14/98   05/11/98  Diamond Multimedia Systems Inc   Micronics Computers Inc              31.7       2.45     15.29     50.77
06/26/98   05/13/98  Filtronic Comtek PLC             Sage Laboratories Inc                20.2      17.50     34.62     35.92
08/19/98   05/18/98  Dillard's Inc                    Mercantile Stores Co Inc           2943.1      80.00      9.59     15.42

                                                                                                              Premium    Premium
                                                                                        Value of     Price    1 week     4 weeks
   Date      Date                                                                      Transaction    Per    prior to   prior to
Effective Announced  Acquiror Name                    Target Name                       ($ mil)     Share   ann. Date  ann. date
--------- ---------  ------------------------------   ------------------------------    --------    ------  ---------  ---------
09/15/98   05/20/98  GE Medical Systems               InnoServ Technologies                13.1       4.25     32.04     41.67
10/22/98   05/20/98  Licking Rural Electrification    National Gas & Oil Co                93.0      13.00     18.18     26.06
07/22/98   05/22/98  Gambrinus Co                     Pete's Brewing Co                    69.4       6.38     39.73     42.66
07/07/98   05/28/98  Bowne & Co Inc                   Donnelley Enterprise Solutions      105.2      21.00     61.54     83.61
08/28/98   06/01/98  US Xpress Enterprises Inc        PST Vans Inc                         83.9       7.47     35.82     10.67
07/21/98   06/12/98  Armstrong World Industries Inc   Triangle Pacific Corp              1124.3      55.50     26.50     24.02
08/31/98   06/16/98  Linsalata Capital Partners       Personnel Management Inc             34.9      16.00     23.08     23.08
09/08/98   06/17/98  Carlton Communications PLC       Nimbus CD International Inc         264.9      11.50      5.75     10.84
07/28/98   06/18/98  Lyondell Petrochemical Co        ARCO Chemical Co(ARCO)             5645.7      57.75     12.27      3.36
09/22/98   06/29/98  Key Energy Group Inc             Dawson Production Services Inc      348.8      17.50     50.54     66.67
09/21/98   07/07/98  Investor Group                   Republic Engineered Steels          417.8       7.25     68.12     45.00
09/18/98   07/14/98  Henkel KGaA                      DEP Corp                             89.7       5.25     95.35     78.72
09/02/98   07/17/98  DLJ Merchant Banking Inc         DeCrane Aircraft Holdings Inc       181.5      23.00     28.67     33.82
10/06/98   07/20/98  SPX Corp                         General Signal Corp                2318.7      45.00     22.66     19.40
09/10/98   07/28/98  Network Associates Inc           CyberMedia Inc                      130.1       9.50     38.18    117.14
09/11/98   07/29/98  EBC Texas Acquisition Corp       E-Z Serve Corp                       43.2       0.60     20.00     20.00
10/15/98   07/30/98  Hercules Inc                     BetzDearborn Inc                   3090.3      72.00     94.60     73.49


                                                      Median                                         31.64               36.42
                                                      Average                                        36.71               42.79
                                                      Adj. Avg.                                      36.45               42.56

                                                      Below 20%                                        118                  80
                                                      % Below 20%                                     30.6%               20.7%

Stock Price Analysis





                               United Foods, Inc.
             Daily Price & Volume Trading Statistics Since 12/31/97



      United Foods, Inc. - Class A            United Foods, Inc. - Class B

                 (GRAPH)                                 (GRAPH)

Stock Price Analysis


                              UNITED FOODS CLASS A
            Shares Traded at Various Prices From 11/13/97 to 11/13/98

                                                                                         Cumulative
                                                                       ---------------------------------------------
                           Days    % of Total             % of Total      Days    % of Total              % of Total
           Trading      Daily Avg.    Days        Trading   Trading    Daily Avg.    Days      Trading      Trading
          Range (1)      In Range    Traded        Volume    Volume     In Range    Traded      Volume       Volume
        -------------   ---------- ----------     ------- ----------   ---------- ----------   --------   ----------

              < $2.25        0         0.0%            --     0.0%          0         0.0%           --       0.0%
        $2.25 - $2.40        7         2.7%         7,000     1.5%          7         2.7%        7,000       1.5%
        $2.40 - $2.55       36        13.7%        27,500     5.8%         43        16.4%       34,500       7.2%
        $2.55 - $2.70       34        13.0%        72,300    15.1%         77        29.4%      106,800      22.3%
        $2.70 - $2.85       40        15.3%        87,500    18.3%        117        44.7%      194,300      40.6%
        $2.85 - $3.00       21         8.0%        32,000     6.7%        138        52.7%      226,300      47.3%
        $3.00 - $3.15       15         5.7%        19,400     4.1%        153        58.4%      245,700      51.4%
        $3.15 - $3.30       34        13.0%        53,200    11.1%        187        71.4%      298,900      62.5%
        $3.30 - $3.45       45        17.2%        65,900    13.8%        232        88.5%      364,800      76.3%
        $3.45 - $3.60       17         6.5%        40,400     8.5%        249        95.0%      405,200      84.8%
        $3.60 - $3.75       11         4.2%        36,600     7.7%        260        99.2%      441,800      92.4%
        $3.75 - $3.90        2         0.8%        36,200     7.6%        262       100.0%      478,000     100.0%
           >= - $3.90        0         0.0%            --     0.0%        262       100.0%      478,000     100.0%

        Total:             262       100.0%       478,000   100.0%


                              UNITED FOODS CLASS A
            Shares Traded at Various Prices From 11/13/97 to 11/13/98

                                    (GRAPH)





(1) Price ranges include low range price and exclude high range price.
(2) The average daily trading volume has been 1,824 shares or $5,672.19 and the average daily close has been $3.00.

Stock Price Analysis


                              UNITED FOODS CLASS B
            Shares Traded at Various Prices From 11/13/97 to 11/13/98


                                                                                             Cumulative
                                                                         ---------------------------------------------------
                          Days     % of Total                % of Total     Days     % of Total                   % of Total
           Trading     Daily Avg.     Days           Trading   Trading   Daily Avg.     Days         Trading        Trading
          Range (1)     In Range     Traded           Volume   Volume     In Range     Traded         Volume         Volume
        -------------  ----------  ----------        ------- ----------  ----------  ----------      --------     ----------

              < $2.25        0         0.0%               --     0.0%          0         0.0%              --          0.0%
        $2.25 - $2.40        6         2.4%           14,300     5.7%          6         2.4%          14,300          5.7%
        $2.40 - $2.55       24         9.5%           14,900     5.9%         30        11.9%          29,200         11.6%
        $2.55 - $2.70       21         8.3%           35,500    14.0%         51        20.2%          64,700         25.6%
        $2.70 - $2.85       36        14.2%           21,500     8.5%         87        34.4%          86,200         34.1%
        $2.85 - $3.00       40        15.8%           28,600    11.3%        127        50.2%         114,800         45.4%
        $3.00 - $3.15       20         7.9%           19,300     7.6%        147        58.1%         134,100         53.0%
        $3.15 - $3.30       18         7.1%           14,100     5.6%        165        65.2%         148,200         58.6%
        $3.30 - $3.45       33        13.0%           50,700    20.1%        198        78.3%         198,900         78.7%
        $3.45 - $3.60       36        14.2%           24,800     9.8%        234        92.5%         223,700         88.5%
        $3.60 - $3.75       17         6.7%           27,200    10.8%        251        99.2%         250,900         99.2%
        $3.75 - $3.90        2         0.8%            1,900     0.8%        253       100.0%         252,800        100.0%
           >= - $3.90        0         0.0%               --     0.0%        253       100.0%         252,800        100.0%

        Total:             253       100.0%          252,800   100.0%


                              UNITED FOODS CLASS B
            Shares Traded at Various Prices From 11/13/97 to 11/13/98

                                    (GRAPH)





(1) Price ranges include low range price and exclude high range price.
(2) The average daily trading volume has been 999 shares or $3,071.95 and the average daily close has been $3.07.

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         16-Nov-98        1,200          $2.69       $2.69       $2.69
         13-Nov-98            0           2.94        2.63        2.78
         12-Nov-98            0           2.94        2.69        2.81
         11-Nov-98        2,300           2.81        2.81        2.81
         10-Nov-98            0           2.94        2.69        2.81
         09-Nov-98            0           3.00        2.69        2.84
         06-Nov-98            0           2.94        2.63        2.78
         05-Nov-98          500           2.81        2.81        2.81
         04-Nov-98            0           3.00        2.50        2.75
         03-Nov-98            0           3.00        2.75        2.88
         02-Nov-98            0           3.06        2.75        2.91
         30-Oct-98        6,000           2.94        2.75        2.94
         29-Oct-98            0           3.00        2.69        2.84
         28-Oct-98            0           3.00        2.69        2.84
         27-Oct-98        5,900           2.88        2.81        2.88
         26-Oct-98        1,000           2.69        2.69        2.69
         23-Oct-98            0           2.81        2.56        2.69
         22-Oct-98            0           2.88        2.56        2.72
         21-Oct-98            0           2.88        2.63        2.75
         20-Oct-98            0           2.94        2.56        2.75
         19-Oct-98          200           2.69        2.69        2.69
         16-Oct-98            0           2.81        2.56        2.69
         15-Oct-98        1,000           2.75        2.69        2.69
         14-Oct-98            0           3.00        2.63        2.81
         13-Oct-98            0           2.94        2.63        2.78
         12-Oct-98            0           2.94        2.69        2.81
         09-Oct-98            0           3.00        2.69        2.84
         08-Oct-98            0           2.88        2.56        2.72
         07-Oct-98        1,400           2.88        2.88        2.88
         06-Oct-98          700           2.88        2.88        2.88
         05-Oct-98            0           3.06        2.81        2.94

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         02-Oct-98          300           2.81        2.81        2.81
         01-Oct-98            0           3.06        2.63        2.84
         30-Sep-98        2,000           2.94        2.94        2.94
         29-Sep-98          200           2.88        2.88        2.88
         28-Sep-98            0           2.94        2.56        2.75
         25-Sep-98          500           2.81        2.81        2.81
         24-Sep-98            0           2.94        2.56        2.75
         23-Sep-98            0           2.81        2.56        2.69
         22-Sep-98          500           2.63        2.63        2.63
         21-Sep-98            0           2.81        2.56        2.69
         18-Sep-98            0           2.88        2.56        2.72
         17-Sep-98        6,000           2.63        2.38        2.63
         16-Sep-98          100           2.38        2.38        2.38
         15-Sep-98            0           2.50        2.31        2.41
         14-Sep-98        5,000           2.44        2.44        2.44
         11-Sep-98        1,600           2.63        2.38        2.44
         10-Sep-98        2,400           2.50        2.50        2.50
         09-Sep-98            0           2.81        2.44        2.63
         08-Sep-98            0           2.94        2.56        2.75
         04-Sep-98            0           2.75        2.44        2.59
         03-Sep-98            0           2.88        2.56        2.72
         02-Sep-98          800           2.63        2.63        2.63
         01-Sep-98          800           2.81        2.75        2.75
         31-Aug-98        6,700           2.88        2.50        2.88
         28-Aug-98            0           2.69        2.44        2.56
         27-Aug-98        4,000           2.63        2.56        2.63
         26-Aug-98        5,000           2.75        2.75        2.75
         25-Aug-98        5,400           2.81        2.75        2.81
         24-Aug-98            0           2.94        2.75        2.84
         21-Aug-98            0           2.88        2.69        2.78
         20-Aug-98        2,000           2.81        2.81        2.81

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         19-Aug-98          300           2.94        2.88        2.88
         18-Aug-98          100           2.94        2.94        2.94
         17-Aug-98        8,000           2.94        2.94        2.94
         14-Aug-98            0           3.13        2.88        3.00
         13-Aug-98            0           3.13        2.88        3.00
         12-Aug-98          300           3.00        3.00        3.00
         11-Aug-98        1,200           3.25        2.94        2.94
         10-Aug-98            0           3.25        2.94        3.09
         07-Aug-98            0           3.19        2.63        2.91
         06-Aug-98            0           3.25        2.75        3.00
         05-Aug-98          600           3.25        3.06        3.06
         04-Aug-98            0           3.38        2.88        3.13
         03-Aug-98        1,800           3.38        3.25        3.25
         31-Jul-98        9,900           3.38        3.00        3.38
         30-Jul-98            0           3.31        3.13        3.22
         29-Jul-98          200           3.19        3.19        3.19
         28-Jul-98            0           3.25        3.06        3.16
         27-Jul-98            0           3.38        3.06        3.22
         24-Jul-98            0           3.38        3.06        3.22
         23-Jul-98            0           3.25        2.88        3.06
         22-Jul-98        2,100           3.25        3.25        3.25
         21-Jul-98            0           3.38        3.06        3.22
         20-Jul-98            0           3.38        2.88        3.13
         17-Jul-98            0           3.38        3.13        3.25
         16-Jul-98            0           3.38        3.06        3.22
         15-Jul-98            0           3.38        3.06        3.22
         14-Jul-98            0           3.31        3.13        3.22
         13-Jul-98            0           3.38        3.13        3.25
         10-Jul-98            0           3.31        2.88        3.09
         09-Jul-98            0           3.38        3.13        3.25
         08-Jul-98            0           3.38        3.13        3.25

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         07-Jul-98        1,000           3.19        3.19        3.19
         06-Jul-98        1,600           3.25        3.19        3.19
         02-Jul-98            0           3.50        3.19        3.34
         01-Jul-98          400           3.38        3.38        3.38
         30-Jun-98        7,000           3.44        3.38        3.38
         29-Jun-98            0           3.44        3.06        3.25
         26-Jun-98            0           3.50        2.88        3.19
         25-Jun-98        1,000           3.25        3.25        3.25
         24-Jun-98            0           3.56        3.06        3.31
         23-Jun-98          200           3.25        3.25        3.25
         22-Jun-98        5,000           3.31        3.31        3.31
         19-Jun-98            0           3.38        3.19        3.28
         18-Jun-98          600           3.19        3.19        3.19
         17-Jun-98            0           3.38        3.13        3.25
         16-Jun-98        5,200           3.31        3.19        3.19
         15-Jun-98          100           3.31        3.31        3.31
         12-Jun-98            0           3.56        3.25        3.41
         11-Jun-98        2,200           3.38        3.31        3.31
         10-Jun-98          100           3.31        3.31        3.31
         09-Jun-98          600           3.38        3.38        3.38
         08-Jun-98            0           3.69        3.19        3.44
         05-Jun-98          500           3.50        3.50        3.50
         04-Jun-98            0           3.69        3.44        3.56
         03-Jun-98            0           3.69        3.44        3.56
         02-Jun-98            0           3.69        3.44        3.56
         01-Jun-98            0           3.63        3.25        3.44
         29-May-98       15,300           3.63        3.44        3.63
         28-May-98        1,100           3.50        3.31        3.50
         27-May-98            0           3.50        3.19        3.34
         26-May-98        3,200           3.38        3.38        3.38
         22-May-98            0           3.44        3.19        3.31

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         21-May-98            0           3.63        3.13        3.38
         20-May-98            0           3.56        3.19        3.38
         19-May-98        7,300           3.25        3.25        3.25
         18-May-98        3,700           3.31        3.31        3.31
         15-May-98          200           3.38        3.38        3.38
         14-May-98            0           3.50        3.25        3.38
         13-May-98          200           3.31        3.31        3.31
         12-May-98        1,000           3.38        3.38        3.38
         11-May-98            0           3.56        3.25        3.41
         08-May-98          900           3.38        3.38        3.38
         07-May-98            0           3.63        3.38        3.50
         06-May-98          400           3.44        3.44        3.44
         05-May-98          500           3.50        3.50        3.50
         04-May-98        2,300           3.88        3.63        3.75
         01-May-98       29,700           3.94        3.81        3.81
         30-Apr-98        5,200           3.56        3.06        3.56
         29-Apr-98            0           3.25        2.94        3.09
         28-Apr-98        5,000           3.13        3.00        3.13
         27-Apr-98          100           2.88        2.88        2.88
         24-Apr-98            0           3.00        2.69        2.84
         23-Apr-98        1,000           2.88        2.88        2.88
         22-Apr-98        7,400           3.00        2.75        3.00
         21-Apr-98       16,700           2.69        2.50        2.63
         20-Apr-98        4,100           2.75        2.69        2.75
         17-Apr-98       41,300           3.00        2.69        2.69
         16-Apr-98        1,000           3.06        3.06        3.06
         15-Apr-98       11,000           3.13        3.06        3.06
         14-Apr-98       10,700           3.50        3.06        3.38
         13-Apr-98        2,500           3.00        3.00        3.00
         09-Apr-98          500           3.06        3.00        3.00
         08-Apr-98            0           3.31        2.88        3.09

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         07-Apr-98          700           3.13        3.13        3.13
         06-Apr-98            0           3.44        2.94        3.19
         03-Apr-98            0           3.56        3.06        3.31
         02-Apr-98        3,600           3.38        3.25        3.25
         01-Apr-98            0           3.69        3.31        3.50
         31-Mar-98        9,400           3.50        3.00        3.50
         30-Mar-98        4,000           3.06        2.94        2.94
         27-Mar-98          700           3.19        3.19        3.19
         26-Mar-98            0           3.31        2.94        3.13
         25-Mar-98          800           3.19        3.19        3.19
         24-Mar-98          200           3.31        3.31        3.31
         23-Mar-98        1,100           3.38        3.38        3.38
         20-Mar-98            0           3.50        2.88        3.19
         19-Mar-98            0           3.50        3.13        3.31
         18-Mar-98        1,900           3.31        3.19        3.31
         17-Mar-98            0           3.50        3.13        3.31
         16-Mar-98            0           3.50        3.25        3.38
         13-Mar-98        1,300           3.31        3.31        3.31
         12-Mar-98            0           3.56        3.19        3.38
         11-Mar-98        1,000           3.50        3.38        3.38
         10-Mar-98            0           3.69        3.38        3.53
         09-Mar-98          400           3.50        3.50        3.50
         06-Mar-98        2,500           3.63        3.63        3.63
         05-Mar-98        3,700           3.63        3.50        3.50
         04-Mar-98          600           3.50        3.50        3.50
         03-Mar-98            0           3.81        3.50        3.66
         02-Mar-98        1,000           3.56        3.56        3.56
         27-Feb-98       10,300           3.69        3.25        3.63
         26-Feb-98          300           3.38        3.38        3.38
         25-Feb-98          800           3.44        3.44        3.44
         24-Feb-98            0           3.56        3.31        3.44

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         23-Feb-98          600           3.50        3.44        3.44
         20-Feb-98            0           3.63        3.13        3.38
         19-Feb-98        7,500           3.63        3.50        3.50
         18-Feb-98        2,200           3.75        3.75        3.75
         17-Feb-98            0           3.75        3.44        3.59
         13-Feb-98          200           3.63        3.63        3.63
         12-Feb-98        1,000           3.75        3.75        3.75
         11-Feb-98        2,200           3.75        3.63        3.63
         10-Feb-98        6,500           4.00        3.75        3.75
         09-Feb-98        3,100           3.88        3.63        3.88
         06-Feb-98        3,000           3.88        3.63        3.63
         05-Feb-98       20,100           3.88        3.56        3.88
         04-Feb-98       24,500           3.75        3.00        3.75
         03-Feb-98        4,000           3.00        2.94        2.94
         02-Feb-98            0           3.00        2.69        2.84
         30-Jan-98       12,400           2.88        2.75        2.88
         29-Jan-98        6,200           2.63        2.50        2.63
         28-Jan-98            0           2.75        2.44        2.59
         27-Jan-98       10,000           2.63        2.63        2.63
         26-Jan-98          300           2.50        2.50        2.50
         23-Jan-98          200           2.63        2.63        2.63
         22-Jan-98            0           2.81        2.44        2.63
         21-Jan-98        1,800           2.63        2.50        2.50
         20-Jan-98            0           2.69        2.38        2.53
         16-Jan-98          300           2.56        2.56        2.56
         15-Jan-98        9,300           2.63        2.50        2.50
         14-Jan-98            0           2.69        2.31        2.50
         13-Jan-98            0           2.56        2.31        2.44
         12-Jan-98            0           2.69        2.31        2.50
         09-Jan-98          700           2.50        2.44        2.44
         08-Jan-98            0           2.69        2.44        2.56

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         07-Jan-98            0           2.69        2.31        2.50
         06-Jan-98        5,600           2.63        2.63        2.63
         05-Jan-98        3,400           2.75        2.63        2.63
         02-Jan-98            0           2.75        2.44        2.59
         31-Dec-97        5,600           2.75        2.38        2.63
         30-Dec-97          200           2.38        2.38        2.38
         29-Dec-97        1,000           2.38        2.38        2.38
         26-Dec-97            0           2.69        2.31        2.50
         24-Dec-97        1,700           2.38        2.38        2.38
         23-Dec-97          200           2.50        2.50        2.50
         22-Dec-97            0           2.56        2.31        2.44
         19-Dec-97            0           2.63        2.25        2.44
         18-Dec-97            0           2.63        2.31        2.47
         17-Dec-97          700           2.50        2.50        2.50
         16-Dec-97            0           2.56        2.19        2.38
         15-Dec-97        4,000           2.38        2.38        2.38
         12-Dec-97            0           2.56        2.25        2.41
         11-Dec-97        1,300           2.44        2.44        2.44
         10-Dec-97            0           2.50        2.31        2.41
         09-Dec-97            0           2.50        2.31        2.41
         08-Dec-97        2,000           2.44        2.44        2.44
         05-Dec-97            0           2.69        2.31        2.50
         04-Dec-97            0           2.69        2.31        2.50
         03-Dec-97            0           2.75        2.44        2.59
         02-Dec-97          400           2.50        2.50        2.50
         01-Dec-97            0           2.75        2.44        2.59
         28-Nov-97        6,700           2.63        2.38        2.63
         26-Nov-97            0           2.69        2.38        2.53
         25-Nov-97            0           2.81        2.38        2.59
         24-Nov-97            0           2.69        2.38        2.53
         21-Nov-97            0           2.69        2.38        2.53

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         20-Nov-97            0           2.81        2.31        2.56
         19-Nov-97            0           2.75        2.31        2.53
         18-Nov-97            0           2.69        2.38        2.53
         17-Nov-97          200           2.44        2.44        2.44
         14-Nov-97            0           2.69        2.31        2.50
         13-Nov-97            0           2.56        2.31        2.44
         12-Nov-97            0           2.63        2.25        2.44
         11-Nov-97        2,000           2.50        2.38        2.50
         10-Nov-97          100           2.25        2.25        2.25
         07-Nov-97            0           2.44        2.06        2.25
         06-Nov-97        1,300           2.25        2.25        2.25
         05-Nov-97        2,000           2.38        2.38        2.38
         04-Nov-97          800           2.50        2.50        2.50
         03-Nov-97            0           2.75        2.44        2.59
         31-Oct-97        5,500           2.63        2.44        2.63
         30-Oct-97        6,000           2.50        2.50        2.50
         29-Oct-97            0           2.50        2.25        2.38
         28-Oct-97        1,500           2.50        2.50        2.50
         27-Oct-97            0           2.63        2.25        2.44
         24-Oct-97          200           2.50        2.50        2.50
         23-Oct-97            0           2.81        2.38        2.59
         22-Oct-97        2,900           2.50        2.44        2.50
         21-Oct-97            0           2.63        2.50        2.56
         20-Oct-97            0           2.69        2.44        2.56
         17-Oct-97            0           2.63        2.50        2.56
         16-Oct-97          800           2.50        2.50        2.50
         15-Oct-97          200           2.50        2.50        2.50
         14-Oct-97            0           2.69        2.50        2.59
         13-Oct-97          200           2.50        2.50        2.50
         10-Oct-97            0           2.75        2.50        2.63
         09-Oct-97            0           2.75        2.50        2.63

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         08-Oct-97        1,000           2.56        2.56        2.56
         07-Oct-97            0           2.75        2.56        2.66
         06-Oct-97            0           2.75        2.50        2.63
         03-Oct-97            0           2.75        2.56        2.66
         02-Oct-97          300           2.63        2.63        2.63
         01-Oct-97            0           2.81        2.44        2.63
         30-Sep-97        8,700           2.75        2.50        2.75
         29-Sep-97            0           2.69        2.50        2.59
         26-Sep-97            0           2.75        2.56        2.66
         25-Sep-97        1,300           2.63        2.50        2.63
         24-Sep-97            0           2.75        2.56        2.66
         23-Sep-97          600           2.75        2.56        2.75
         22-Sep-97        1,300           2.63        2.63        2.63
         19-Sep-97            0           2.69        2.31        2.50
         18-Sep-97          200           2.50        2.50        2.50
         17-Sep-97       14,500           2.75        2.63        2.63
         16-Sep-97          600           2.75        2.75        2.75
         15-Sep-97            0           2.81        2.56        2.69
         12-Sep-97        2,500           2.69        2.63        2.63
         11-Sep-97            0           2.69        2.25        2.47
         10-Sep-97            0           2.63        2.38        2.50
         09-Sep-97          400           2.44        2.44        2.44
         08-Sep-97       13,700           2.56        2.50        2.56
         05-Sep-97          600           2.38        2.38        2.38
         04-Sep-97        1,000           2.50        2.50        2.50
         03-Sep-97            0           2.75        2.44        2.59
         02-Sep-97            0           2.81        2.50        2.66
         29-Aug-97        7,600           2.63        2.50        2.56
         28-Aug-97          600           2.56        2.44        2.56
         27-Aug-97       20,700           2.50        2.50        2.50
         26-Aug-97          300           2.44        2.44        2.44

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         25-Aug-97        1,000           2.50        2.50        2.50
         22-Aug-97            0           2.50        2.31        2.41
         21-Aug-97        1,000           2.38        2.38        2.38
         20-Aug-97            0           2.56        2.38        2.47
         19-Aug-97            0           2.56        2.38        2.47
         18-Aug-97          300           2.50        2.50        2.50
         15-Aug-97        2,000           2.56        2.56        2.56
         14-Aug-97            0           2.75        2.56        2.66
         13-Aug-97            0           2.81        2.56        2.69
         12-Aug-97          300           2.63        2.63        2.63
         11-Aug-97            0           2.75        2.56        2.66
         08-Aug-97            0           2.75        2.56        2.66
         07-Aug-97        2,700           2.63        2.63        2.63
         06-Aug-97        3,300           2.75        2.63        2.75
         05-Aug-97            0           3.00        2.63        2.81
         04-Aug-97            0           2.88        2.63        2.75
         01-Aug-97            0           2.88        2.56        2.72
         31-Jul-97            0           2.88        2.63        2.75
         30-Jul-97            0           2.88        2.50        2.69
         29-Jul-97        1,500           2.75        2.63        2.75
         28-Jul-97          700           2.81        2.81        2.81
         25-Jul-97        1,300           2.88        2.81        2.81
         24-Jul-97        8,400           2.94        2.81        2.94
         23-Jul-97       15,100           2.94        2.13        2.81
         22-Jul-97          200           2.19        2.19        2.19
         21-Jul-97            0           2.38        2.13        2.25
         18-Jul-97          500           2.19        2.19        2.19
         17-Jul-97            0           2.44        2.00        2.22
         16-Jul-97            0           2.38        2.13        2.25
         15-Jul-97        2,700           2.25        2.25        2.25
         14-Jul-97          400           2.38        2.25        2.25

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         11-Jul-97            0           2.50        2.13        2.31
         10-Jul-97            0           2.50        2.13        2.31
         09-Jul-97        5,600           2.25        2.13        2.25
         08-Jul-97            0           2.44        2.00        2.22
         07-Jul-97          500           2.38        2.31        2.31
         03-Jul-97            0           2.50        2.13        2.31
         02-Jul-97       10,700           2.44        2.38        2.38
         01-Jul-97            0           2.44        2.31        2.38
         30-Jun-97        1,300           2.38        2.38        2.38
         27-Jun-97            0           2.44        2.06        2.25
         26-Jun-97            0           2.56        2.31        2.44
         25-Jun-97        4,400           2.31        2.31        2.31
         24-Jun-97            0           2.38        2.31        2.34
         23-Jun-97          100           2.31        2.31        2.31
         20-Jun-97          200           2.38        2.38        2.38
         19-Jun-97        2,200           2.44        2.44        2.44
         18-Jun-97          100           2.19        2.19        2.19
         17-Jun-97            0           2.38        2.13        2.25
         16-Jun-97          200           2.25        2.25        2.25
         13-Jun-97        1,700           2.25        2.25        2.25
         12-Jun-97            0           2.50        2.13        2.31
         11-Jun-97          200           2.13        2.13        2.13
         10-Jun-97            0           2.38        2.13        2.25
         09-Jun-97            0           2.38        2.13        2.25
         06-Jun-97        8,400           2.13        2.13        2.13
         05-Jun-97            0           2.38        2.13        2.25
         04-Jun-97       10,100           2.19        2.19        2.19
         03-Jun-97       13,700           2.13        2.06        2.13
         02-Jun-97       11,100           2.13        2.00        2.13
         30-May-97          200           2.06        2.06        2.06
         29-May-97        7,600           2.13        2.13        2.13

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         28-May-97            0           2.13        1.88        2.00
         27-May-97        4,100           2.06        2.06        2.06
         23-May-97        3,300           2.06        2.06        2.06
         22-May-97        5,000           2.06        2.06        2.06
         21-May-97       14,500           2.13        2.06        2.06
         20-May-97       42,400           2.06        2.00        2.06
         19-May-97        2,400           1.75        1.63        1.75
         16-May-97          700           1.63        1.56        1.63
         15-May-97          100           1.56        1.56        1.56
         14-May-97            0           1.69        1.56        1.63
         13-May-97        4,000           1.56        1.56        1.56
         12-May-97          400           1.56        1.56        1.56
         09-May-97          600           1.63        1.63        1.63
         08-May-97          400           1.56        1.56        1.56
         07-May-97        1,000           1.63        1.63        1.63
         06-May-97            0           1.75        1.38        1.56
         05-May-97          100           1.63        1.63        1.63
         02-May-97            0           1.81        1.38        1.59
         01-May-97        5,000           1.75        1.63        1.63
         30-Apr-97        8,500           1.69        1.50        1.69
         29-Apr-97            0           1.69        1.50        1.59
         28-Apr-97        2,000           1.56        1.56        1.56
         25-Apr-97        5,000           1.69        1.56        1.56
         24-Apr-97          500           1.56        1.56        1.56
         23-Apr-97        3,000           1.69        1.69        1.69
         22-Apr-97            0           1.69        1.50        1.59
         21-Apr-97        5,800           1.63        1.56        1.63
         18-Apr-97        1,200           1.63        1.63        1.63
         17-Apr-97        3,000           1.63        1.63        1.63
         16-Apr-97        3,000           1.63        1.63        1.63
         15-Apr-97            0           1.69        1.50        1.59

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         14-Apr-97       12,600           1.56        1.44        1.50
         11-Apr-97       24,200           1.63        1.50        1.50
         10-Apr-97            0           1.81        1.63        1.72
         09-Apr-97            0           1.81        1.63        1.72
         08-Apr-97          200           1.69        1.69        1.69
         07-Apr-97          800           1.69        1.69        1.69
         04-Apr-97          300           1.69        1.69        1.69
         03-Apr-97        8,900           1.81        1.69        1.69
         02-Apr-97        2,200           1.81        1.69        1.81
         01-Apr-97            0           1.81        1.56        1.69
         31-Mar-97        3,500           1.81        1.63        1.81
         27-Mar-97            0           1.75        1.63        1.69
         26-Mar-97            0           1.75        1.56        1.66
         25-Mar-97        1,400           1.63        1.63        1.63
         24-Mar-97        1,000           1.69        1.69        1.69
         21-Mar-97            0           1.75        1.63        1.69
         20-Mar-97          600           1.63        1.63        1.63
         19-Mar-97        1,000           1.69        1.69        1.69
         18-Mar-97          300           1.69        1.69        1.69
         17-Mar-97        1,200           1.69        1.69        1.69
         14-Mar-97            0           1.81        1.63        1.72
         13-Mar-97        6,200           1.69        1.69        1.69
         12-Mar-97            0           1.81        1.69        1.75
         11-Mar-97            0           1.81        1.69        1.75
         10-Mar-97        2,700           1.81        1.69        1.69
         07-Mar-97            0           1.94        1.81        1.88
         06-Mar-97        1,100           1.94        1.88        1.94
         05-Mar-97            0           1.94        1.75        1.84
         04-Mar-97        1,000           1.94        1.88        1.94
         03-Mar-97            0           2.00        1.63        1.81
         28-Feb-97       21,900           1.88        1.75        1.88

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         27-Feb-97          600           1.81        1.81        1.81
         26-Feb-97            0           1.81        1.44        1.63
         25-Feb-97        2,500           1.69        1.69        1.69
         24-Feb-97          800           1.69        1.69        1.69
         21-Feb-97        2,300           1.75        1.75        1.75
         20-Feb-97          200           1.69        1.69        1.69
         19-Feb-97            0           1.75        1.63        1.69
         18-Feb-97        5,100           1.69        1.69        1.69
         14-Feb-97          300           1.75        1.75        1.75
         13-Feb-97            0           1.94        1.69        1.81
         12-Feb-97            0           1.81        1.69        1.75
         11-Feb-97          100           1.81        1.81        1.81
         10-Feb-97       13,200           1.88        1.81        1.81
         07-Feb-97       12,900           1.81        1.63        1.81
         06-Feb-97            0           1.75        1.63        1.69
         05-Feb-97       11,000           1.63        1.56        1.63
         04-Feb-97        2,000           1.63        1.63        1.63
         03-Feb-97        1,200           1.56        1.56        1.56
         31-Jan-97        8,000           1.69        1.56        1.56
         30-Jan-97       25,900           1.63        1.56        1.63
         29-Jan-97        3,100           1.63        1.63        1.63
         28-Jan-97        6,100           1.69        1.63        1.63
         27-Jan-97            0           1.75        1.63        1.69
         24-Jan-97            0           1.75        1.63        1.69
         23-Jan-97          500           1.69        1.69        1.69
         22-Jan-97            0           1.81        1.56        1.69
         21-Jan-97          800           1.69        1.69        1.69
         20-Jan-97        1,600           1.69        1.69        1.69
         17-Jan-97            0           1.81        1.56        1.69
         16-Jan-97            0           1.81        1.63        1.72
         15-Jan-97          100           1.63        1.63        1.63

                                     Class A
                       Daily Price and Volume Since 1/1/97

            Date         Volume           High        Low        Close
         -------------------------------------------------------------

         14-Jan-97        3,000           1.75        1.63        1.63
         13-Jan-97        1,100           1.69        1.63        1.63
         10-Jan-97          400           1.75        1.69        1.75
         09-Jan-97        7,000           1.69        1.69        1.69
         08-Jan-97       12,500           1.75        1.69        1.69
         07-Jan-97       12,500           1.75        1.75        1.75
         06-Jan-97          400           1.63        1.63        1.63
         03-Jan-97        1,300           1.69        1.63        1.69
         02-Jan-97        2,000           1.63        1.56        1.56

         -------------------------------------------------------------
          AVERAGE         2,202          $2.67        $2.50      $2.59
         -------------------------------------------------------------

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         13-Nov-98             0              2.94         2.75        2.84
         12-Nov-98             0              2.94         2.69        2.81
         11-Nov-98             0              3.00         2.75        2.88
         10-Nov-98             0              3.00         2.69        2.84
         09-Nov-98             0              3.13         2.81        2.97
         06-Nov-98             0              3.00         2.69        2.84
         05-Nov-98             0              3.00         2.81        2.91
         04-Nov-98             0              3.00         2.50        2.75
         03-Nov-98             0              2.94         2.69        2.81
         02-Nov-98         1,000              3.00         2.88        2.88
         30-Oct-98         3,400              3.00         2.88        3.00
         29-Oct-98             0              3.06         2.81        2.94
         28-Oct-98             0              3.00         2.81        2.91
         27-Oct-98         2,700              2.88         2.88        2.88
         26-Oct-98             0              2.94         2.69        2.81
         23-Oct-98             0              2.88         2.56        2.72
         22-Oct-98             0              2.94         2.56        2.75
         21-Oct-98             0              2.94         2.63        2.78
         20-Oct-98             0              2.94         2.56        2.75
         19-Oct-98             0              3.06         2.63        2.84
         16-Oct-98         3,000              2.75         2.56        2.75
         15-Oct-98         1,000              2.63         2.63        2.63
         14-Oct-98             0              2.88         2.50        2.69
         13-Oct-98             0              2.81         2.56        2.69
         12-Oct-98             0              2.81         2.56        2.69
         09-Oct-98         1,000              2.69         2.69        2.69
         08-Oct-98         2,500              2.81         2.81        2.81
         07-Oct-98           500              2.88         2.88        2.88
         06-Oct-98           100              2.88         2.88        2.88
         05-Oct-98             0              3.00         2.75        2.88
         02-Oct-98         2,000              2.88         2.88        2.88

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         01-Oct-98             0              3.13         2.63        2.88
         30-Sep-98         1,000              3.00         3.00        3.00
         29-Sep-98             0              3.06         2.81        2.94
         28-Sep-98             0              3.00         2.75        2.88
         25-Sep-98         4,500              3.00         2.94        3.00
         24-Sep-98         3,400              2.88         2.81        2.88
         23-Sep-98             0              2.88         2.63        2.75
         22-Sep-98             0              2.94         2.69        2.81
         21-Sep-98             0              2.75         2.56        2.66
         18-Sep-98             0              2.88         2.56        2.72
         17-Sep-98         4,600              2.69         2.44        2.69
         16-Sep-98             0              2.56         2.38        2.47
         15-Sep-98             0              2.63         2.31        2.47
         14-Sep-98             0              2.69         2.38        2.53
         11-Sep-98           800              2.50         2.50        2.50
         10-Sep-98         5,900              2.75         2.63        2.75
         09-Sep-98             0              2.94         2.69        2.81
         08-Sep-98           200              2.75         2.75        2.75
         04-Sep-98           700              2.88         2.75        2.75
         03-Sep-98           500              2.69         2.69        2.69
         02-Sep-98             0              3.00         2.63        2.81
         01-Sep-98           600              2.88         2.81        2.81
         31-Aug-98         3,100              2.94         2.88        2.94
         28-Aug-98         3,000              2.75         2.75        2.75
         27-Aug-98           500              2.81         2.81        2.81
         26-Aug-98             0              2.94         2.50        2.72
         25-Aug-98             0              3.19         2.56        2.88
         24-Aug-98             0              3.06         2.75        2.91
         21-Aug-98         3,000              2.81         2.81        2.81
         20-Aug-98             0              3.13         2.75        2.94
         19-Aug-98         3,500              2.94         2.94        2.94

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         18-Aug-98         1,000              3.00         3.00        3.00
         17-Aug-98             0              3.13         2.88        3.00
         14-Aug-98             0              3.25         2.94        3.09
         13-Aug-98             0              3.13         2.94        3.03
         12-Aug-98             0              3.25         2.88        3.06
         11-Aug-98             0              3.25         2.94        3.09
         10-Aug-98             0              3.31         2.94        3.13
         07-Aug-98             0              3.19         2.75        2.97
         06-Aug-98             0              3.25         2.75        3.00
         05-Aug-98           100              3.13         3.13        3.13
         04-Aug-98             0              3.38         2.88        3.13
         03-Aug-98             0              3.38         3.06        3.22
         31-Jul-98        13,000              3.25         3.00        3.25
         30-Jul-98           900              3.06         3.06        3.06
         29-Jul-98           300              3.13         3.13        3.13
         28-Jul-98             0              3.19         2.94        3.06
         27-Jul-98             0              3.25         3.06        3.16
         24-Jul-98             0              3.38         3.06        3.22
         23-Jul-98             0              3.38         2.88        3.13
         22-Jul-98         3,900              3.25         3.13        3.13
         21-Jul-98             0              3.56         3.06        3.31
         20-Jul-98           500              3.25         3.13        3.25
         17-Jul-98             0              3.31         3.06        3.19
         16-Jul-98             0              3.31         2.94        3.13
         15-Jul-98           800              3.13         3.13        3.13
         14-Jul-98           300              3.13         3.13        3.13
         13-Jul-98             0              3.44         3.06        3.25
         10-Jul-98           300              3.13         3.13        3.13
         09-Jul-98             0              3.38         3.13        3.25
         08-Jul-98           100              3.19         3.19        3.19
         07-Jul-98            0               3.44         3.13        3.28

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         06-Jul-98         1,400              3.25         3.25        3.25
         02-Jul-98             0              3.63         3.31        3.47
         01-Jul-98             0              3.69         3.31        3.50
         30-Jun-98         6,300              3.50         3.31        3.50
         29-Jun-98           100              3.38         3.38        3.38
         26-Jun-98             0              3.75         3.38        3.56
         25-Jun-98             0              3.56         3.31        3.44
         24-Jun-98           300              3.44         3.44        3.44
         23-Jun-98             0              3.56         3.19        3.38
         22-Jun-98           800              3.50         3.44        3.44
         19-Jun-98           100              3.38         3.38        3.38
         18-Jun-98           600              3.50         3.50        3.50
         17-Jun-98             0              3.69         3.31        3.50
         16-Jun-98             0              3.63         3.31        3.47
         15-Jun-98           700              3.50         3.50        3.50
         12-Jun-98         2,600              3.63         3.63        3.63
         11-Jun-98         5,400              3.50         3.44        3.50
         10-Jun-98             0              3.88         3.19        3.53
         09-Jun-98           500              3.56         3.56        3.56
         08-Jun-98           300              3.38         3.38        3.38
         05-Jun-98           100              3.44         3.44        3.44
         04-Jun-98         2,000              3.50         3.50        3.50
         03-Jun-98           100              3.63         3.63        3.63
         02-Jun-98             0              3.81         3.44        3.63
         01-Jun-98             0              3.75         3.25        3.50
         29-May-98         2,000              3.63         3.56        3.63
         28-May-98           100              3.44         3.44        3.44
         27-May-98             0              3.63         3.31        3.47
         26-May-98             0              3.56         3.31        3.44
         22-May-98             0              3.56         3.25        3.41
         21-May-98             0              3.50         3.06        3.28

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         20-May-98             0              3.50         3.06        3.28
         19-May-98           100              3.44         3.44        3.44
         18-May-98         1,100              3.50         3.38        3.38
         15-May-98             0              3.75         3.44        3.59
         14-May-98             0              3.75         3.44        3.59
         13-May-98             0              3.81         3.44        3.63
         12-May-98           700              3.63         3.63        3.63
         11-May-98             0              3.69         3.38        3.53
         08-May-98             0              3.75         3.38        3.56
         07-May-98             0              3.63         3.38        3.50
         06-May-98           600              3.50         3.50        3.50
         05-May-98             0              3.69         3.44        3.56
         04-May-98           100              3.56         3.56        3.56
         01-May-98         2,500              3.63         3.50        3.63
         30-Apr-98         4,200              3.44         3.38        3.44
         29-Apr-98         2,700              3.38         3.25        3.38
         28-Apr-98           600              3.13         3.13        3.13
         27-Apr-98             0              3.13         2.81        2.97
         24-Apr-98           100              3.00         3.00        3.00
         23-Apr-98             0              3.19         2.81        3.00
         22-Apr-98             0              3.19         2.81        3.00
         21-Apr-98             0              3.13         2.69        2.91
         20-Apr-98             0              3.19         2.81        3.00
         17-Apr-98           200              3.00         3.00        3.00
         16-Apr-98           100              3.31         3.31        3.31
         15-Apr-98           100              3.38         3.38        3.38
         14-Apr-98         4,800              3.38         3.00        3.25
         13-Apr-98         2,500              3.00         3.00        3.00
         09-Apr-98           100              3.13         3.13        3.13
         08-Apr-98             0              3.44         2.94        3.19
         07-Apr-98           400              3.31         3.25        3.25

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         06-Apr-98             0              3.44         3.06        3.25
         03-Apr-98             0              3.50         3.25        3.38
         02-Apr-98           500              3.44         3.31        3.31
         01-Apr-98           800              3.44         3.31        3.44
         31-Mar-98        11,400              3.44         3.19        3.44
         30-Mar-98         2,500              3.19         2.94        3.06
         27-Mar-98             0              3.56         3.19        3.38
         26-Mar-98             0              3.56         3.19        3.38
         25-Mar-98           300              3.38         3.38        3.38
         24-Mar-98             0              3.88         3.13        3.50
         23-Mar-98         1,800              3.50         3.38        3.50
         20-Mar-98         3,300              3.44         3.31        3.44
         19-Mar-98             0              3.50         3.25        3.38
         18-Mar-98             0              3.56         3.25        3.41
         17-Mar-98         9,000              3.50         3.31        3.31
         16-Mar-98             0              3.81         3.44        3.63
         13-Mar-98           200              3.50         3.50        3.50
         12-Mar-98         2,000              3.50         3.50        3.50
         11-Mar-98           900              3.50         3.50        3.50
         10-Mar-98           700              3.50         3.50        3.50
         09-Mar-98             0              3.81         3.44        3.63
         06-Mar-98             0              3.81         3.44        3.63
         05-Mar-98           100              3.63         3.63        3.63
         04-Mar-98           400              3.69         3.69        3.69
         03-Mar-98             0              3.94         3.63        3.78
         02-Mar-98             0              3.94         3.56        3.75
         27-Feb-98         5,700              3.75         3.50        3.63
         26-Feb-98             0              3.69         3.31        3.50
         25-Feb-98           300              3.50         3.50        3.50
         24-Feb-98             0              3.69         3.38        3.53
         23-Feb-98           600              3.56         3.50        3.56

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         20-Feb-98             0              3.63         3.25        3.44
         19-Feb-98             0              3.69         3.44        3.56
         18-Feb-98         3,300              3.63         3.50        3.56
         17-Feb-98         3,500              3.63         3.63        3.63
         13-Feb-98         4,400              3.69         3.63        3.69
         12-Feb-98             0              3.63         3.13        3.38
         11-Feb-98         1,600              3.50         3.50        3.50
         10-Feb-98         2,600              3.81         3.63        3.63
         09-Feb-98           800              3.75         3.75        3.75
         06-Feb-98         1,900              3.81         3.75        3.75
         05-Feb-98         6,300              3.88         3.38        3.88
         04-Feb-98         8,000              3.38         3.25        3.38
         03-Feb-98         3,000              3.25         3.25        3.25
         02-Feb-98          400               3.13         3.13        3.13
         30-Jan-98         2,000              3.00         2.88        3.00
         29-Jan-98         1,000              2.69         2.69        2.69
         28-Jan-98             0              3.06         2.69        2.88
         27-Jan-98             0              3.00         2.50        2.75
         26-Jan-98           400              2.75         2.75        2.75
         23-Jan-98             0              2.94         2.56        2.75
         22-Jan-98         1,600              2.75         2.75        2.75
         21-Jan-98           100              2.75         2.75        2.75
         20-Jan-98           300              2.88         2.88        2.88
         16-Jan-98           100              2.88         2.88        2.88
         15-Jan-98             0              3.06         2.69        2.88
         14-Jan-98           600              2.88         2.88        2.88
         13-Jan-98         1,300              2.88         2.75        2.75
         12-Jan-98           500              2.63         2.63        2.63
         09-Jan-98             0              2.94         2.56        2.75
         08-Jan-98             0              2.88         2.56        2.72
         07-Jan-98           100              2.75         2.75        2.75

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         06-Jan-98         4,100              2.88         2.63        2.75
         05-Jan-98             0              2.81         2.44        2.63
         02-Jan-98           500              2.63         2.63        2.63
         31-Dec-97         5,000              2.75         2.63        2.75
         30-Dec-97             0              2.63         2.19        2.41
         29-Dec-97         1,900              2.38         2.38        2.38
         26-Dec-97             0              2.69         2.31        2.50
         24-Dec-97           100              2.38         2.38        2.38
         23-Dec-97           300              2.38         2.38        2.38
         22-Dec-97        10,100              2.38         2.38        2.38
         19-Dec-97             0              2.63         2.31        2.47
         18-Dec-97           200              2.38         2.38        2.38
         17-Dec-97             0              2.69         2.38        2.53
         16-Dec-97             0              2.69         2.31        2.50
         15-Dec-97             0              2.75         2.31        2.53
         12-Dec-97           100              2.44         2.44        2.44
         11-Dec-97             0              2.69         2.31        2.50
         10-Dec-97             0              2.56         2.38        2.47
         09-Dec-97             0              2.69         2.38        2.53
         08-Dec-97         3,300              2.50         2.44        2.44
         05-Dec-97             0              2.81         2.44        2.63
         04-Dec-97             0              2.81         2.44        2.63
         03-Dec-97         2,000              2.50         2.50        2.50
         02-Dec-97         3,500              2.63         2.63        2.63
         01-Dec-97             0              2.75         2.50        2.63
         28-Nov-97         9,000              2.75         2.38        2.75
         26-Nov-97         3,500              2.50         2.38        2.50
         25-Nov-97         1,500              2.44         2.44        2.44
         24-Nov-97           200              2.44         2.44        2.44
         21-Nov-97             0              2.69         2.44        2.56
         20-Nov-97         2,000              2.44         2.44        2.44

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         19-Nov-97           100              2.44         2.44        2.44
         18-Nov-97             0              2.69         2.38        2.53
         17-Nov-97         1,400              2.44         2.44        2.44
         14-Nov-97         1,700              2.38         2.38        2.38
         13-Nov-97             0              2.56         2.31        2.44
         12-Nov-97           500              2.38         2.38        2.38
         11-Nov-97         1,500              2.38         2.38        2.38
         10-Nov-97             0              2.56         2.38        2.47
         07-Nov-97           500              2.50         2.50        2.50
         06-Nov-97             0              2.75         2.44        2.59
         05-Nov-97             0              2.75         2.44        2.59
         04-Nov-97           100              2.63         2.63        2.63
         03-Nov-97             0              2.81         2.38        2.59
         31-Oct-97         5,000              2.69         2.63        2.69
         30-Oct-97           100              2.38         2.38        2.38
         29-Oct-97             0              2.63         2.38        2.50
         28-Oct-97         5,600              2.38         2.13        2.38
         27-Oct-97             0              2.63         2.13        2.38
         24-Oct-97             0              2.69         2.25        2.47
         23-Oct-97           100              2.38         2.38        2.38
         22-Oct-97             0              2.69         2.38        2.53
         21-Oct-97             0              2.75         2.50        2.63
         20-Oct-97             0              2.63         2.38        2.50
         17-Oct-97             0              2.63         2.38        2.50
         16-Oct-97           500              2.50         2.50        2.50
         15-Oct-97         1,200              2.50         2.50        2.50
         14-Oct-97             0              2.75         2.50        2.63
         13-Oct-97             0              2.75         2.50        2.63
         10-Oct-97             0              2.75         2.44        2.59
         09-Oct-97             0              2.75         2.44        2.59
         08-Oct-97         5,600              2.69         2.63        2.63

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         07-Oct-97           200              2.56         2.56        2.56
         06-Oct-97             0              2.75         2.50        2.63
         03-Oct-97             0              2.75         2.50        2.63
         02-Oct-97             0              2.81         2.44        2.63
         01-Oct-97           200              2.63         2.63        2.63
         30-Sep-97         4,100              2.75         2.50        2.75
         29-Sep-97             0              2.63         2.38        2.50
         26-Sep-97         8,900              2.50         2.50        2.50
         25-Sep-97             0              2.69         2.50        2.59
         24-Sep-97             0              2.75         2.50        2.63
         23-Sep-97           200              2.50         2.50        2.50
         22-Sep-97             0              2.75         2.50        2.63
         19-Sep-97             0              2.81         2.44        2.63
         18-Sep-97             0              2.75         2.50        2.63
         17-Sep-97         1,300              2.75         2.63        2.63
         16-Sep-97             0              2.81         2.63        2.72
         15-Sep-97             0              2.75         2.56        2.66
         12-Sep-97             0              2.94         2.56        2.75
         11-Sep-97        20,000              2.69         2.63        2.69
         10-Sep-97         2,800              2.63         2.44        2.63
         09-Sep-97             0              2.69         2.50        2.59
         08-Sep-97         1,000              2.63         2.63        2.63
         05-Sep-97           300              2.50         2.50        2.50
         04-Sep-97         2,000              2.56         2.56        2.56
         03-Sep-97         2,200              2.69         2.69        2.69
         02-Sep-97             0              2.75         2.50        2.63
         29-Aug-97         2,300              2.63         2.38        2.63
         28-Aug-97             0              2.63         2.31        2.47
         27-Aug-97             0              2.69         2.13        2.41
         26-Aug-97             0              2.63         2.38        2.50
         25-Aug-97             0              2.63         2.31        2.47

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         22-Aug-97           900              2.50         2.50        2.50
         21-Aug-97             0              2.69         2.44        2.56
         20-Aug-97             0              2.69         2.44        2.56
         19-Aug-97             0              2.69         2.50        2.59
         18-Aug-97             0              2.75         2.50        2.63
         15-Aug-97             0              2.75         2.44        2.59
         14-Aug-97             0              2.69         2.50        2.59
         13-Aug-97             0              2.69         2.44        2.56
         12-Aug-97           100              2.63         2.63        2.63
         11-Aug-97             0              2.69         2.50        2.59
         08-Aug-97             0              2.75         2.50        2.63
         07-Aug-97           500              2.63         2.63        2.63
         06-Aug-97        14,100              2.63         2.63        2.63
         05-Aug-97             0              2.94         2.56        2.75
         04-Aug-97             0              2.75         2.50        2.63
         01-Aug-97           600              2.63         2.63        2.63
         31-Jul-97         1,400              2.63         2.63        2.63
         30-Jul-97             0              2.81         2.50        2.66
         29-Jul-97           600              2.69         2.69        2.69
         28-Jul-97           500              2.75         2.75        2.75
         25-Jul-97           900              2.81         2.81        2.81
         24-Jul-97         5,800              2.94         2.94        2.94
         23-Jul-97           900              2.69         2.63        2.69
         22-Jul-97           400              2.31         2.31        2.31
         21-Jul-97             0              2.50         2.25        2.38
         18-Jul-97           100              2.31         2.31        2.31
         17-Jul-97           100              2.31         2.31        2.31
         16-Jul-97             0              2.50         2.31        2.41
         15-Jul-97        10,700              2.31         2.13        2.25
         14-Jul-97           500              2.19         2.19        2.19
         11-Jul-97           100              2.31         2.31        2.31

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         10-Jul-97             0              2.44         2.06        2.25
         09-Jul-97             0              2.50         2.00        2.25
         08-Jul-97             0              2.44         2.13        2.28
         07-Jul-97           500              2.38         2.31        2.31
         03-Jul-97             0              2.63         2.13        2.38
         02-Jul-97         4,000              2.44         2.44        2.44
         01-Jul-97         2,000              2.31         2.31        2.31
         30-Jun-97           200              2.31         2.31        2.31
         27-Jun-97             0              2.69         2.31        2.50
         26-Jun-97             0              2.56         2.31        2.44
         25-Jun-97         1,600              2.31         2.31        2.31
         24-Jun-97         1,600              2.44         2.31        2.31
         23-Jun-97           300              2.44         2.38        2.38
         20-Jun-97         1,100              2.44         2.38        2.44
         19-Jun-97             0              2.44         2.19        2.31
         18-Jun-97             0              2.50         2.19        2.34
         17-Jun-97           100              2.13         2.13        2.13
         16-Jun-97             0              2.63         2.13        2.38
         13-Jun-97         5,400              2.25         2.25        2.25
         12-Jun-97             0              2.44         2.13        2.28
         11-Jun-97             0              2.44         2.13        2.28
         10-Jun-97             0              2.50         2.13        2.31
         09-Jun-97        15,000              2.25         2.25        2.25
         06-Jun-97        10,000              2.13         2.13        2.13
         05-Jun-97             0              2.31         2.13        2.22
         04-Jun-97           100              2.13         2.13        2.13
         03-Jun-97         3,100              2.13         2.13        2.13
         02-Jun-97             0              2.25         2.06        2.16
         30-May-97             0              2.25         2.06        2.16
         29-May-97        15,800              2.19         2.19        2.19
         28-May-97         3,500              2.06         2.00        2.06

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         27-May-97         1,400              2.06         2.06        2.06
         23-May-97         2,200              2.13         2.06        2.06
         22-May-97           200              2.19         2.19        2.19
         21-May-97        23,900              2.19         2.13        2.19
         20-May-97        25,500              2.13         2.00        2.13
         19-May-97         1,500              1.75         1.56        1.75
         16-May-97             0              1.75         1.50        1.63
         15-May-97           400              1.56         1.56        1.56
         14-May-97           100              1.56         1.56        1.56
         13-May-97             0              1.69         1.56        1.63
         12-May-97           100              1.56         1.56        1.56
         09-May-97           500              1.56         1.56        1.56
         08-May-97           200              1.63         1.63        1.63
         07-May-97           100              1.63         1.63        1.63
         06-May-97           100              1.63         1.63        1.63
         05-May-97             0              1.75         1.31        1.53
         02-May-97             0              1.75         1.31        1.53
         01-May-97         1,000              1.69         1.63        1.69
         30-Apr-97         3,400              1.69         1.63        1.69
         29-Apr-97         1,700              1.69         1.56        1.69
         28-Apr-97             0              1.69         1.50        1.59
         25-Apr-97             0              1.75         1.50        1.63
         24-Apr-97           500              1.56         1.56        1.56
         23-Apr-97             0              1.88         1.56        1.72
         22-Apr-97             0              1.69         1.56        1.63
         21-Apr-97             0              1.69         1.50        1.59
         18-Apr-97         1,200              1.56         1.56        1.56
         17-Apr-97         3,500              1.81         1.63        1.63
         16-Apr-97             0              1.81         1.69        1.75
         15-Apr-97             0              1.81         1.69        1.75
         14-Apr-97           200              1.69         1.69        1.69

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         11-Apr-97             0              1.81         1.56        1.69
         10-Apr-97             0              1.81         1.69        1.75
         09-Apr-97             0              1.88         1.56        1.72
         08-Apr-97             0              1.81         1.63        1.72
         07-Apr-97           800              1.75         1.75        1.75
         04-Apr-97           200              1.75         1.75        1.75
         03-Apr-97         2,000              1.75         1.75        1.75
         02-Apr-97         1,000              1.81         1.75        1.75
         01-Apr-97             0              1.81         1.69        1.75
         31-Mar-97         3,000              1.81         1.81        1.81
         27-Mar-97           800              1.69         1.69        1.69
         26-Mar-97             0              1.81         1.69        1.75
         25-Mar-97           700              1.75         1.69        1.69
         24-Mar-97             0              1.94         1.75        1.84
         21-Mar-97           500              1.69         1.69        1.69
         20-Mar-97             0              1.88         1.69        1.78
         19-Mar-97             0              1.94         1.69        1.81
         18-Mar-97         1,100              1.69         1.69        1.69
         17-Mar-97           400              1.75         1.69        1.75
         14-Mar-97         2,300              1.75         1.75        1.75
         13-Mar-97             0              1.88         1.69        1.78
         12-Mar-97           500              1.75         1.75        1.75
         11-Mar-97             0              1.94         1.69        1.81
         10-Mar-97         1,500              1.88         1.81        1.81
         07-Mar-97             0              2.06         1.88        1.97
         06-Mar-97         1,800              2.00         2.00        2.00
         05-Mar-97           200              1.88         1.88        1.88
         04-Mar-97        13,200              1.94         1.75        1.94
         03-Mar-97         3,000              1.94         1.94        1.94
         28-Feb-97        17,500              1.88         1.81        1.88
         27-Feb-97         1,400              1.88         1.81        1.81

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         26-Feb-97             0              1.88         1.69        1.78
         25-Feb-97           300              1.75         1.75        1.75
         24-Feb-97         5,000              1.88         1.75        1.88
         21-Feb-97             0              1.88         1.69        1.78
         20-Feb-97         5,200              1.81         1.75        1.75
         19-Feb-97             0              1.88         1.69        1.78
         18-Feb-97         5,500              1.81         1.75        1.75
         14-Feb-97             0              1.94         1.69        1.81
         13-Feb-97         5,000              1.88         1.88        1.88
         12-Feb-97             0              1.88         1.69        1.78
         11-Feb-97         1,400              1.75         1.75        1.75
         10-Feb-97         1,300              1.81         1.75        1.75
         07-Feb-97         1,400              1.69         1.69        1.69
         06-Feb-97             0              1.75         1.56        1.66
         05-Feb-97        10,200              1.63         1.56        1.63
         04-Feb-97             0              1.75         1.50        1.63
         03-Feb-97           900              1.63         1.63        1.63
         31-Jan-97         3,500              1.75         1.63        1.75
         30-Jan-97         4,200              1.69         1.56        1.69
         29-Jan-97         1,100              1.69         1.69        1.69
         28-Jan-97           100              1.69         1.69        1.69
         27-Jan-97             0              1.75         1.63        1.69
         24-Jan-97             0              1.75         1.63        1.69
         23-Jan-97             0              1.75         1.56        1.66
         22-Jan-97         2,500              1.75         1.75        1.75
         21-Jan-97         2,400              1.63         1.63        1.63
         20-Jan-97           100              1.69         1.69        1.69
         17-Jan-97             0              1.81         1.63        1.72
         16-Jan-97             0              1.88         1.63        1.75
         15-Jan-97         3,000              1.75         1.75        1.75
         14-Jan-97         2,200              1.63         1.63        1.63

                                     Class B
                       Daily Price and Volume Since 1/1/97

            Date          Volume              High         Low        Close
         ------------------------------------------------------------------

         13-Jan-97         7,900              1.69         1.63        1.69
         10-Jan-97           500              1.63         1.63        1.63
         09-Jan-97             0              1.69         1.56        1.63
         08-Jan-97         4,100              1.69         1.69        1.69
         07-Jan-97             0              1.88         1.75        1.81
         06-Jan-97             0              1.94         1.75        1.84
         03-Jan-97         2,100              1.88         1.75        1.88
         02-Jan-97             0              1.94         1.69        1.81

         ------------------------------------------------------------------
          AVERAGE          1,292             $2.72        $2.55       $2.64
         ------------------------------------------------------------------

Trading and Equity Analysis

         Market Value of Equity as a Percentage of Book Value of Equity
                          Quarterly Since February 1996


                                    [GRAPH]

Trading and Equity Analysis

                          Total Capitalization to EBIT
                          Quarterly Since February 1996



                                    [GRAPH]

Trading and Equity Analysis

                         Total Capitalization to EBITDA
                          Quarterly Since February 1996




                                    [GRAPH]

Trading and Equity Analysis

                             Monthly Change in Price
                                  Since 12/1/97

                            Dec-97  Jan-98    Feb-98  Mar-98   Apr-98   May-98   Jun-98   Jul-98    Aug-98   Sep-98  Average
                           -------------------------------------------------------------------------------------------------
United Foods - Class A      1.20%    9.52%    26.09%  (3.45%)   1.79%   (4.92%)  (1.82%)   0.00%   (14.81%)   6.82%   2.04%

United Foods - Class B      4.76%    9.09%    20.83%  (5.17%)   0.00%    0.00%    0.00%   (7.14%)   (9.62%)   6.67%   1.94%

S&P 500                    (0.45%)   1.02%     7.04%   4.99%    0.32%   (2.69%)   3.93%   (2.43%)  (14.58%)   2.29%  (0.05%)

Russell 2000                0.66%   (1.59%)    7.39%   4.08%   (0.42%)  (5.84%)   1.38%   (8.72%)  (19.49%)   4.45%  (1.81%)


      United Foods Class A and Class B Vs. S&P 500 and Russell 2000 Index



                                    [GRAPH]

 Trading and Equity Analysis

                             Selected Financial Data
                                   Since 1989
                   (in 000s, except per share data and ratios)

                                                  1989        1990       1991 (3)   1992       1993         1994       1995
                                               ------------------------------------------------------------------------------
Combined Sales (Adjusted)                      $ 157,286    $168,935   $171,145   $154,368   $ 156,318    $175,796   $190,256
     Sales (Frozen Foods)                        115,222     123,919    125,540    113,941     116,399     133,617    139,988
     Sales (Mushrooms)                            34,569      36,855     37,337     40,347      40,207      42,559     50,669

Combined EBITDA (1)                                9,340      19,818     16,599     10,918       9,018       9,291     13,621
     % of Sales                                     5.94%      11.73%      9.70%      7.07%       5.77%       5.29%      7.16%
EBITDA (Frozen Foods)                             11,988      17,532     17,761     16,120       4,629      10,799     10,849
     % of Sales                                    10.40%      14.15%     14.15%     14.15%       3.98%       8.08%      7.75%
EBITDA (Mushrooms)                                 4,261       4,171      4,226      4,566       4,120       4,670      8,945
     % of Sales                                    12.33%      11.32%     11.32%     11.32%      10.25%      10.97%     17.65%

Net Income                                        (1,153)      8,411      5,799         35      (2,116)         90      2,402
EPS                                                (0.09)       0.63       0.44         --       (0.16)       0.01       0.19
Shares Outstanding                                12,724      12,755     12,855     12,871      12,871      12,871     11,798

Book Value                                        44,776      53,225     56,417     59,645      57,529      57,619     57,440

Highest Stock Price During LTM                      3.75        3.25       2.38       2.00        1.94        2.50       2.63
Lowest Stock Price During LTM                       1.25        1.50       1.25       1.38        1.50        1.50       1.50

Equity Value (Highest Price)                      47,715      41,454     30,531     25,742      24,938      32,178     30,970
Equity Value (Lowest Price)                       15,905      19,133     16,069     17,698      19,307      19,307     17,697

Highest Price/Earnings - LTM                          NM x      5.16 x     5.40 x       NM x        NM x    250.00 x    13.82 x
Lowest Price/Earnings - LTM                           NM        2.38       2.84         NM          NM      150.00       7.89
Highest Price/Earnings - Forward                    5.95        7.39         NM         NM      193.75       13.16         NM
Lowest Price/Earnings - Forward                     1.98        3.41         NM         NM      150.00        7.89         NM
Equity Value (Highest Price)/Book Value - LTM       1.07        0.78       0.54       0.43        0.43        0.56       0.54
Equity Value (Lowest Price)/Book Value - LTM        0.36        0.36       0.28       0.30        0.34        0.34       0.31


                                                  1996        1997       1998
                                               --------------------------------
Combined Sales (Adjusted)                      $ 191,714    $195,820   $195,087
     Sales (Frozen Foods)                        145,288     152,494    152,076
     Sales (Mushrooms)                            48,174      44,242     44,684

Combined EBITDA (1)                               10,276      12,531     12,127
     % of Sales                                     5.36%       6.40%      6.22%
EBITDA (Frozen Foods)                             12,272      16,740     18,185
     % of Sales                                     8.45%      10.98%     11.96%
EBITDA (Mushrooms)                                 9,553       2,224      5,927
     % of Sales                                    19.83%       5.03%     13.26%

Net Income                                          (660)        922        460
EPS                                                (0.06)       0.08       0.06
Shares Outstanding                                10,810      10,810      6,810

Book Value                                        54,534      55,456     45,748

Highest Stock Price During LTM                      2.25        3.00       4.00
Lowest Stock Price During LTM                       1.38        1.38       2.31

Equity Value (Highest Price)                      24,323      32,430     27,240
Equity Value (Lowest Price)                       14,864      14,864     15,748

Highest Price/Earnings - LTM                          NM x     37.50 x    66.67 x
Lowest Price/Earnings - LTM                           NM       17.19      38.54
Highest Price/Earnings - Forward                   28.13       50.00         NM
Lowest Price/Earnings - Forward                    17.19       22.92         NM
Equity Value (Highest Price)/Book Value - LTM       0.45        0.58       0.60
Equity Value (Lowest Price)/Book Value - LTM        0.27        0.27       0.34


(1)  Combined EBITDA includes Corporate Loss

(2) Includes reduction of income taxes from carryforward of prior year operating losses.

(3) 1991 Sales and EBITDA are estimated as a percent of sales because company financials do not break out mushrooms and frozen foods.

Liquidation Analysis
      Liquidation Value
      Based on August 31, 1998 Balance Sheet

                                             Actual       Management       Theoretical
                                            --------      -----------      -----------
ASSETS

Cash                                        $    627      $       627      $       627
Accounts Receivable                           15,185           14,426           14,426
Inventories
     Finished Product                         34,388           17,194           22,352
     Raw Material                              1,168              292              759
     Growing Crops                             3,105               --               --
     Packaging Materials                       1,517               --               --
     Sundry Supplies                             722               --               --
Prepaid Expenses                               3,002               --               --
Refundable Taxes                                 594              594              594
Deferred Income Taxes                          1,249               --               --
Net PP&E                                      53,023           43,000           43,000
Other assets
     Notes & Accounts Receivable                  53               53               53
     Deferred Charges & Other Assets             656               --               --
     Property & Equipment Held For               804              804              804
         Disposal, Est. Realiz. Value

Total Assets                                 116,093           76,990           82,615
                                            ========      ===========      ===========
LIABILITIES

Current Liabilities
     Notes Payable to Banks and Others            --               --               --
     Accounts Payable                         15,083           15,083           15,083
     Accrued Liabilities                       7,246            7,246            7,246
     Accrued (Prepaid) Burden                    178              178              178
     Income Taxes Payable                        109              109              109
     Deferred Income Taxes - Current              --               --               --
     Current Maturities of L-T-D               4,300            4,300            4,300

Long-term Debt Less Current Maturities        31,924           31,924           31,924
Long-term Revolving Loan                       7,025            7,025            7,025
Deferred Income Taxes - Long-term              4,710               --               --
Total Liabilities                             70,575           65,865           65,865
                                            --------      -----------      -----------
Equity                                        45,518           11,125           16,750
                                            ========      ===========      ===========
Shares Outstanding                             6,810            6,810            6,810
                                            --------      -----------      -----------

Book Value Per Share                        $   6.68      $      1.63      $      2.46
                                            --------      -----------      -----------